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                      AMENDED AND RESTATED CREDIT AGREEMENT

                          dated as of November 28, 2012

                                      among

                         Synergy Resources Corporation,
                                  as Borrower,

          Community Banks of Colorado, a division of NBH Bank, N.A., as Lender and Administrative Agent,

    CoBiz Bank, a Colorado corporation, dba Colorado Business Bank, as Lender

                                       and

                  Amegy Bank National Association, as Lender


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


                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I Definitions and Accounting Matters..................................1
  Section 1.01  Certain Defined Terms.........................................1
  Section 1.02  Types of Loans and Borrowings................................20
  Section 1.03  Terms Generally; Rules of Construction.......................20
  Section 1.04  Accounting Terms and Determinations; GAAP....................21

ARTICLE II The Credits.......................................................21
  Section 2.01  Commitments..................................................21
  Section 2.02  Loans and Borrowings.........................................21
  Section 2.03  Requests for Borrowings......................................22
  Section 2.04  Interest Elections; Conversions..............................23
  Section 2.05  Funding of Borrowings........................................25
  Section 2.06  Termination, Reduction and Increase of Aggregate
                 Maximum Credit Amounts......................................25
  Section 2.07  Borrowing Base...............................................27
  Section 2.08  Letters of Credit............................................30


ARTICLE III Payments of Principal and Interest; Prepayments; Fees............35
  Section 3.01 Repayment of Loans............................................35
  Section 3.02 Interest......................................................35
  Section 3.03 Alternate Rate of Interest....................................36
  Section 3.04 Prepayments...................................................36
  Section 3.05 Fees..........................................................38

ARTICLE IV Payments; Pro Rata Treatment; Sharing of Set-offs.................40
 Section 4.01  Payments Generally; Pro Rata Treatment; Sharing of Set-offs...40
 Section 4.02  Presumption of Payment by the Borrower........................41
 Section 4.03  Deductions by the Administrative Agent; Defaulting Lender.....41
 Section 4.04  Disposition of Proceeds.......................................43

ARTICLE V Increased Costs; Break Funding Payments; Taxes; Illegality.........44
 Section 5.01  Increased Costs...............................................44
 Section 5.02  Break Funding Payments........................................45
 Section 5.03  Taxes.........................................................45
 Section 5.04  Illegality....................................................47

ARTICLE VI Conditions Precedent..............................................47
 Section 6.01  Effective Date................................................47
 Section 6.02  Each Credit Event.............................................50
 Section 6.03  Additional Conditions to Credit Events........................51

ARTICLE VII Representations and Warranties...................................51
 Section 7.01  Organization; Powers..........................................51
 Section 7.02  Authority; Enforceability.....................................51

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 Section 7.03 Approvals; No Conflicts........................................51
 Section 7.04 Financial Condition; No Material Adverse Change................52
 Section 7.05 Litigation.....................................................52
 Section 7.06 Environmental Matters..........................................53
 Section 7.07 Compliance with the Laws and Agreements; No Defaults...........54
 Section 7.08 Investment Company Act.........................................54
 Section 7.09 Taxes..........................................................54
 Section 7.10  ERISA.........................................................55
 Section 7.11  Disclosure; No Material Misstatements.........................55
 Section 7.12  Insurance.....................................................56
 Section 7.13  Restriction on Liens..........................................56
 Section 7.14  Subsidiaries..................................................56
 Section 7.15  Location of Business and Offices..............................56
 Section 7.16  Properties; Titles, Etc.......................................57
 Section 7.17  Maintenance of Properties.....................................57
 Section 7.18  Gas Imbalances, Prepayments...................................58
 Section 7.19  Marketing of Production.......................................58
 Section 7.20  Hedging Agreements............................................58
 Section 7.21  se of Loans and Letters of Credit.............................58
 Section 7.22  Solvency......................................................59
 Section 7.23  Casualty Events...............................................59
 Section 7.24  Material Agreements...........................................59
 Section 7.25  No Brokers....................................................60
 Section 7.26  Reliance......................................................60
 Section 7.27  Payments by Purchasers of Production..........................60
 Section 7.28  Existing Accounts Payable.....................................60
 Section 7.29  Foreign Corrupt Practices.....................................60
 Section 7.30  Money Laundering..............................................61
 Section 7.31  OFAC..........................................................61

ARTICLE VIII Affirmative Covenants...........................................61
 Section 8.01  Financial Statements; Other Information.......................61
 Section 8.02  Notices of Material Events....................................64
 Section 8.03  Existence; Conduct of Business................................65
 Section 8.04  Payment of Obligations........................................65
 Section 8.05  Performance of Obligations under Loan Documents...............65
 Section 8.06  Operation and Maintenance of Properties.......................65
 Section 8.07  Insurance.....................................................66
 Section 8.08  Books and Records; Inspection Rights..........................66
 Section 8.09  Compliance with Laws..........................................66
 Section 8.10  Environmental Matters.........................................66
 Section 8.11  Further Assurances............................................68
 Section 8.12  Reserve Reports...............................................68
 Section 8.13  Title Information.............................................69
 Section 8.14  Additional Collateral; Additional Guarantors..................70
 Section 8.15  ERISA Compliance..............................................71
 Section 8.16  Marketing Activities..........................................71

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 Section 8.17 Hedging Agreements.............................................71
 Section 8.18 Operating Accounts.............................................72

ARTICLE IX Negative Covenants................................................72
 Section 9.01  Financial Covenants...........................................72
 Section 9.02  Debt..........................................................72
 Section 9.03  Liens.........................................................73
 Section 9.04  Dividends and Distributions...................................73
 Section 9.05  Investments, Loans and Advances...............................73
 Section 9.06  Nature of Business............................................74
 Section 9.07  Limitation on Leases..........................................74
 Section 9.08  Proceeds of Notes.............................................74
 Section 9.09  ERISA Compliance..............................................75
 Section 9.10  Mergers, Etc..................................................75
 Section 9.11  Sale of Properties............................................75
 Section 9.12  Environmental Matters.........................................76
 Section 9.13  Material Agreements...........................................77
 Section 9.14  Transactions with Affiliates..................................77
 Section 9.15  Subsidiaries..................................................77
 Section 9.16  Negative Pledge Agreements....................................77
 Section 9.17  Gas Imbalances, Take-or-Pay or Other Prepayments..............77
 Section 9.18  Hedging Agreements............................................78
 Section 9.19  Sale and Leasebacks...........................................78
 Section 9.20  Amendments to Organizational Documents........................78

ARTICLE X Events of Default; Remedies........................................78
 Section 10.01 Events of Default.............................................78
 Section 10.02 Remedies......................................................80
 Section 10.03 Limitation on Rights and Waivers..............................81

ARTICLE XI The Administrative Agent..........................................82
 Section 11.01 Appointment; Powers...........................................82
 Section 11.02 Duties and Obligations of Administrative Agent................82
 Section 11.03 Action by Administrative Agent................................83
 Section 11.04 Reliance by Administrative Agent..............................83
 Section 11.05 Subagents.....................................................83
 Section 11.06 Resignation or Removal of Administrative Agent................84
 Section 11.07 Administrative Agent as Lender................................84
 Section 11.08 No Reliance...................................................84
 Section 11.09 Administrative Agent May File Proofs of Claim.................85
 Section 11.10 Authority of Administrative Agent to Release Collateral and
               Liens........................................................85

ARTICLE XII Miscellaneous....................................................86
 Section 12.01 Notices.......................................................86
 Section 12.02 Waivers; Amendments...........................................87
 Section 12.03 Expenses, Indemnity; Damage Waiver............................88
 Section 12.04 Successors and Assigns........................................90

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 Section 12.05 Survival; Revival; Reinstatement..............................93
 Section 12.06 Counterparts; Integration; Effectiveness......................94
 Section 12.07 Severability..................................................94
 Section 12.08 Right of Setoff...............................................95
 Section 12.09 Governing Law; Jurisdiction; Consent to Service of Process....95
 Section 12.10 Headings......................................................96
 Section 12.11 Confidentiality...............................................96
 Section 12.12 Interest Rate Limitation......................................97
 Section 12.13 Exculpation Provisions........................................98
 Section 12.14 Collateral Matters; Hedging Agreements........................98
 Section 12.15 No Third Party Beneficiaries..................................98
 Section 12.16 USA Patriot Act Notice........................................99
 Section 12.17 Existing Credit Agreement.....................................99


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                         ANNEXES, EXHIBITS AND SCHEDULES

Annex I           List of Maximum Credit Amounts

Exhibit A         Form of Note
Exhibit B         Form of Borrowing Request
Exhibit C         Form of Interest Election Request
Exhibit D         Form of Compliance Certificate
Exhibit E         Security Instruments
Exhibit F         Form of Assignment and Assumption
Exhibit G         Form of Hedging Agreement Certificate
Exhibit H         Form of Reserve Report Certificate
Exhibit I         List of Mortgaged Properties
Exhibit J         Form of Guaranty Agreement

Schedule 7.05     Litigation
Schedule 7.18     Gas Imbalances
Schedule 7.19     Marketing Agreements
Schedule 7.20     Hedging Agreements
Schedule 7.24     Material Agreements
Schedule 7.28     Existing Accounts Payable

                      AMENDED AND RESTATED CREDIT AGREEMENT

      This Amended and Restated Credit Agreement, dated as of November 28, 2012, is made and entered into by and among Synergy Resources Corporation, a Colorado corporation (the "Borrower"), each of the Lenders from time to time party hereto, and Community Banks of Colorado, a division of NBH Bank, N.A., individually, as Issuing Lender and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                 R E C I T A L S

      A. The Borrower and the Administrative Agent, formally known as Bank of Choice, a division of Bank Midwest, N.A., entered into that certain Loan Agreement effective November 30, 2011 (as amended before the date of this Agreement, the "Existing Credit Agreement") pursuant to which the Administrative Agent, in its capacity as lender, provided the Borrower with a revolving credit facility.


      B. The Borrower has requested certain amendments to the Existing Credit Agreement which include, among other things, appointing the Administrative Agent as administrative agent and the addition of other lenders.

      C. The Lenders have agreed to amend and restate in its entirety the Existing Credit Agreement on the terms and conditions set forth herein, to renew and rearrange the indebtedness outstanding under the Existing Credit Agreement (but not to repay or pay off any such indebtedness) and to adjust their pro rata shares.

      B. In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                       Definitions and Accounting Matters

Section 1.01 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

      "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

      "Administration Fee" has the meaning assigned such term in Section
3.05(d).

      "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the sum of (a) the product of (i) the LIBO Rate for such Interest Period, multiplied by (ii) the Statutory Reserve Rate.

      "Affected Loans" has the meaning assigned such term in Section 5.04.

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

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "Aggregate Maximum Credit Amounts" at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to
Section 2.06.

      "Agreement" means this Amended and Restated Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

      "Alternate Base Rate" means the Prime Rate in effect on such day.

      "Applicable Margin" means, for any day, the rate per annum set forth in the Utilization Grid below based upon the Type of Loan or Borrowing and the Borrowing Base Utilization Percentage then in effect, subject to a minimum interest rate floor of 2.5% per annum:

                 BORROWING BASE           LIBOR MARGIN           ABR
                  UTILIZATION                                   MARGIN

                      > 90%                 325 bps             100 bps

                      > 75% and < 90%       300 bps              75 bps

                      > 50% and < 75%       275 bps              50 bps

                      > 25% and < 50%       250 bps              25 bps

                      < 25%                 250 bps               0 bps


      "Applicable Percentage" means, with respect to any Lender, the percentage of the Aggregate Maximum Credit Amounts represented by such Lender's Maximum Credit Amount as such percentage is set forth on Annex I.

      "Approved Counterparty" means (a) any Lender or any Affiliate of a Lender, or (b) any other Person whose long term senior unsecured debt rating at the time of entry into the applicable Hedging Agreement is A-/A3 by S&P or Moody's (or their equivalent) or higher.

      "Approved Petroleum Engineers" means Ryder Scott Company or any independent petroleum engineering consulting company reasonably acceptable to the Required Lenders.

      "Arrangement Fee" has the meaning assigned such term in Section 3.05(d).

      "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(a)), and accepted by the Administrative Agent, in the form of Exhibit F or any other form approved by the Administrative Agent.

      "Availability Period" means the period from and including the Effective Date to but excluding the Termination Date.

      "Board" means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.


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


      "Borrowing" means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

      "Borrowing Base" means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 2.07(f), Section 8.13(c) or Section 9.11(d).

      "Borrowing Base Deficiency" occurs if at any time the total Revolving Credit Exposures exceeds the Borrowing Base then in effect.

      "Borrowing Base Hedging Agreement" means any Hedging Agreement in respect of commodities that was in effect at the time of the most recent Borrowing Base determination.

      "Borrowing Base Utilization Percentage" means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Borrowing Base on such day, regardless of the Aggregate Maximum Credit Amounts.

      "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Colorado are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which banks are open for dealings in dollar deposits in the London interbank market.

      "Capital Expenditures" means, in respect of any Person, for any period, the aggregate (determined without duplication) of all exploration and development expenditures and costs that should be capitalized in accordance with GAAP and any other expenditures that are capitalized on the balance sheet of such Person in accordance with GAAP.

      "Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

      "Cash Collateral" has the meaning assigned such term in Section 2.08(i).

      "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent (as a first-priority, perfected security interest), for the benefit of the Issuing Banks and the Lenders, cash in dollars, at a location and pursuant to documentation in form and substance satisfactory to the Administrative Agent. "Cash Collateralized" has a correlative meaning.


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

      "Cash Receipts" means all cash or cash equivalents received by or on behalf of the Borrower and its Subsidiaries with respect to the following: (a) sales from the Oil and Gas Properties (including any other working interest owner receipts received by the Borrower or its Affiliates as operator of Oil and Gas Properties), (b) cash representing operating revenue earned or to be earned by the Borrower and its Subsidiaries, (c) any insurance proceeds received by the Borrower or its Subsidiaries, (d) any net proceeds from Hedging Agreements and
(e) any other cash or cash equivalents received by the Borrower from whatever source; provided that advances under the Loans, and any capital contributions or transfers made to the Borrower by any of its shareholders, or by the Borrower to any of its Subsidiaries, shall not constitute "Cash Receipts".

      "Casualty Event" means any loss, casualty or other insured damage to any Property of the Borrower or any of its Subsidiaries in an amount greater than two and one-half percent (2.5%) of the Borrowing Base then in effect, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its Subsidiaries having a fair market value in excess of two and one-half percent (2.5%) of the Borrowing Base then in effect.

      "Change in Control" means the occurrence of the following events: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests so that such Person or group owns 50% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower, or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated.

      "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement by any Governmental Authority, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 5.01(b)), by such Lender's or Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a "Change in Law", regardless of the date enacted, adopted, promulgated or issued.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

      "Collateral Account" has the meaning assigned such term in Section
2.08(i).


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

      "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's potential Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to
Section 12.04. The amount representing each Lender's Commitment shall at any time be the lesser of such Lender's Maximum Credit Amount and such Lender's Applicable Percentage of the then effective Borrowing Base.

      "Commitment Reduction Notice" has the meaning assigned such term in
Section 2.07(d).

      "Consolidated Net Income" means with respect to the Borrower and the Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and the Consolidated Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (c) the net income of any Person in which the Borrower or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and the Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Subsidiary, as the case may be; (d) the net income (but not loss) during such period of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (e) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (f) any extraordinary gains or losses during such period; (g) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or writedowns of assets; (h) any writeups or writedowns of non-current assets; and (i) non-cash gain and loss under ASC 815. If the Borrower or any of its Consolidated Subsidiaries have consummated an acquisition or disposition during such period, Consolidated Net Income shall be determined on a pro forma basis as if such acquisition or disposition had occurred on the first day of such period; provided that such pro forma adjustments shall be reasonably acceptable to the Administrative Agent.

      "Consolidated Subsidiaries" means each Subsidiary of the Borrower
(whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

      "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to "control" such other Person. "Controlling" and "Controlled" have meanings correlative thereto.

     "Debt" means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments;

(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services that are more than sixty (60) days past the due date other than those which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) all obligations of such Person under Capital Leases; (e) all obligations of such Person under Synthetic Leases;
(f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) all obligations of such Person to deliver commodities, goods or services, including Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental
Requirement but only to the extent of such liability; (k) any Disqualified Capital Stock issued by such Person; and (l) the undischarged balance of any production payment created by such Person or for the creation of which such Person received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

      "Default" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

"Defaulting Lender" means, at any time, a Lender as to which the Administrative Agent has notified the Borrower that such Lender, as reasonably determined by the Administrative Agent, has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three Business Days of the date required to be funded by it hereunder (other than due to a failure of a condition precedent to be satisfied), (b) notified the Borrower, the Administrative Agent, any Issuing Bank or any Lender in writing that it does not intend to comply with its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under any other agreement in which it commits to extend credit (other than due to a failure of a condition precedent to be satisfied), (c) failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit (but such Lender shall cease to be a Defaulting Lender upon providing this confirmation), (d) otherwise failed to pay over to the Administrative Agent, any Issuing Bank or any Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (e) become or is insolvent or has a parent company that has become or is insolvent, or

(f) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

      "Disqualified Capital Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Termination Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated.

      "Dollars" or "$" refers to lawful money of the United States of America.

      "EBITDAX" means, as of any date of determination, the sum of the Consolidated Net Income for the four fiscal quarters ending on the last day of the most recently completed fiscal quarter on or prior to such date of determination plus (a) the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization (including amortization of deferred loan costs), exploration expenditures and costs, unrealized losses on any Hedging Agreement, accretion expense associated with asset retirement obligations and other similar noncash charges, minus (b) without duplication and to the extent added to Consolidated Net Income in such period: income tax benefits, unrealized gains on Hedging Agreements, and gains on sales of assets.

      "Effective Date" means the later of (i) date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02) or (ii) November 30, 2012.

      "Eligible Assignee" means any Person that meets the requirements to be an assignee under Section 12.04.

      "Eligible Lender" means (a) a financial institution organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; or (b) a Person controlled by, controlling, or under common control with any entity identified in clause (a) above.

      "Engineering Reports" has the meaning assigned such term in Section
2.07(c).

     "Environmental Laws" means any and all Governmental Requirements pertaining in any way to health, safety, the environment, the preservation or reclamation of natural resources, or the management, Release or threatened Release of any Hazardous Materials, in effect in any and all jurisdictions in which the

Borrower or any Subsidiary is conducting, or at any time has conducted, business, or where any Property of the Borrower or any Subsidiary is located, including the Oil Pollution Act of 1990, as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Law, as amended, and other environmental conservation or protection Governmental Requirements.

      "Environmental Permit" means any permit, registration, license, notice, approval, consent, exemption, variance, or other authorization required under or issued pursuant to applicable Environmental Laws.

      "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute, and all regulations and guidance promulgated thereunder.

      "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

      "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

      "Event of Default" has the meaning assigned such term in Section 10.01.

     "Excepted Liens" means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, royalty agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by the Borrower or any of its Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and Liens related to surface leases and surface operations, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business and (h) judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; provided, further that Liens described in clauses (a) through (e) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

      "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder or under any other Loan Document, (a) income taxes or franchise taxes (imposed in lieu of net income taxes), by the United States of America or such other jurisdiction (or any political subdivision) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender, any withholding tax that is imposed by the United States of America on amounts payable to such Foreign Lender and (d) any U.S. Federal withholding taxes imposed by FATCA.

      "Existing Credit Agreement" has the meaning assigned such term in the Recitals to this Agreement.

      "FATCA" means Sections 1471 through 1474 of the Code (or any amended or successor version that is substantively comparable) and any current or future regulations or official interpretations thereof.

      "FCPA" means the U.S. Foreign Corrupt Practices Act of 1977, as amended.

      "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or if such rate is not so published for such day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

      "Fee Letter" means that letter agreement dated October 11, 2012, by and between the Borrower and the Administrative Agent, related to, among other things, the payment of certain fees by the Borrower.

      "Financial Officer" means, for any Person, the chief financial officer, principal accounting officer, treasurer, manager or controller of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower.

      "Financial Statements" means the financial statement or statements of the Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

      "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

      "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.04.

      "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Governmental Requirement" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, rules of common law, authorization or other directive or requirement, whether now or hereinafter in effect, of any Governmental Authority.

      "Guarantors" means any Subsidiary of the Borrower that guarantees the Indebtedness.

      "Hazardous Material" means any substance regulated or as to which liability might arise under any applicable Environmental Law, including: (a) any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of "hazardous substance," "hazardous material," "hazardous waste," "solid waste," "toxic waste," "extremely hazardous substance," "toxic substance," "contaminant," "pollutant," or words of similar meaning or import found in any applicable Environmental Law; (b) Hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, explosives, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, infectious or medical wastes.

      "Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Hedging Agreement.

      "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

      "Hydrocarbon Interests" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

      "Hydrocarbons" means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

      "Increase Effective Date" has the meaning assigned such term in Section 2.06(c)(ii).

      "Indebtedness" means any and all amounts owing or to be owing by the Borrower or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of a Lender, or any Secured Hedging Counterparty under any Loan Document; and (b) all renewals, extensions and/or rearrangements of any of the above.

      "Indemnified Taxes" means Taxes other than Excluded Taxes.

      "Indemnitee" has the meaning set forth in Section 12.03.

      "Initial Commitment" the aggregate Commitment made by Lenders as of the Effective Date, as set forth in Annex I to this Agreement.

      "Initial Reserve Report" means the report dated as of November 2, 2012, and referencing an effective date of August 31, 2012, prepared by Ryder Scott Company, with respect to certain Oil and Gas Properties of the Borrower.

      "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04.

      "Interest Payment Date" means (a) with respect to any ABR Loan the last day of each calendar quarter or, if sooner, the Termination Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part.

      "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is thirty, sixty or ninety days thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

      "Interim Redetermination" has the meaning assigned such term in Section 2.07(b).

      "Interim Redetermination Date" means the date on which a Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.07(c).

     "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person, the contribution of capital to any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale) or capital contribution; (b) the making of any deposit with, or advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety

(90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

      "Issuing Bank" means Community Banks of Colorado, in its capacity as the issuer of Letters of Credit and, from time to time as determined by the Administrative Agent, any Lender that agrees to act as an Issuing Bank hereunder. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

      "LC Commitment" at any time means an amount equal to the lesser of (i) ten percent (10%) of the lesser of (A) the aggregate Commitments of the Lenders or
(B) the Borrowing Base, and (ii) $15,00,000.

      "LC Disbursement" means a payment made by any Issuing Bank pursuant to a Letter of Credit issued by such Issuing Bank.

      "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

      "Lenders" means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

      "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

      "Letter of Credit Agreements" means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with any Issuing Bank relating to any Letter of Credit.

      "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate of interest per annum, expressed on the basis of a year of 360 days, determined by the Administrative Agent, which is equal to the offered rate that appears on the on the relevant page of the Bloomberg Financial Market Information System (or any other information service selected by the Administrative Agent) that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period.

      "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, encroachments, exceptions or reservations. For purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

      "Loan Documents" means this Agreement, the Notes, the Fee Letter, any Secured Hedging Agreement, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

      "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

      "Material Adverse Effect" means a material adverse change in, or material adverse effect on (a) the business, operations, Property condition (financial or otherwise) or prospects of the Borrower and any of its Subsidiaries taken as a whole, (b) the ability of the Borrower, any Subsidiary or any Guarantor to perform any of its obligations under any Loan Document to which it is a party,
(c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document.

      "Material Agreements" has the meaning assigned such term in Section 7.24.

      "Material Debt" means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $200,000. For purposes of determining Material Debt, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any legally enforceable netting agreements) that the Borrower would be required to pay if such Hedging Agreement were terminated at such time.

      "Maximum Credit Amount" means, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Credit Amount", as the same may be (a) terminated in accordance with Section 2.06(b),
(b) reduced from time to time in Commitment Reduction Notice pursuant to Section 2.06(b), (c) increased from time in connection with an increase of any Lender's Maximum Credit Amount pursuant to Section 2.06(c), or (d) modified from time to time pursuant to any assignment permitted by Section 12.04.

      "Money Laundering Laws" means the laws, rules and regulations created pursuant to the Money Laundering Control Act of 1986.

      "Mortgaged Property" means any Property owned by Borrower which is subject to the Liens existing and to exist under the terms of the Security Instruments.

      "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

      "New Borrowing Base Notice" has the meaning assigned such term in Section 2.07(e).

      "Non-Defaulting Lender" means, at any time, each Lender that is not a Defaulting Lender at such time.

      "Notes" means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

      "NPV" means, with respect to any Proved Reserves, the present value ascribed to such Proved Reserves (taking into account the cash flows and expenses, including capital expenditures, associated therewith) in the most recent Reserve Report, based upon the economic assumptions (including the discount rate) provided to the Approved Petroleum Engineers by the Administrative Agent.

      "OFAC" means the U.S. Treasury Department Office of Foreign Assets
Control.

     "Oil and Gas Properties" means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c)
all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

      "Organizational Documents" means, with respect to any Person, (a) in the case of any corporation, the articles or certificate of incorporation and by-laws (or similar documents) of such Person, (b) in the case of any limited liability company, the certificate of formation and limited liability company agreement (or similar documents) of such Person, (c) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (d) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (e) in any other case, the functional equivalent of the foregoing.

      "Orr Acquisition" shall mean the acquisition of certain oil and gas properties of Orr Energy, LLC by the Borrower pursuant to that Purchase and Sale Agreement, dated October 23, 2012, by and between such parties.

      "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document, except Excluded Taxes.

      "Participant" has the meaning set forth in Section 12.04(c).

      "Patriot Act" has the meaning assigned such term in Section 12.16.

      "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

      "Plan" means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

      "Post Default Rate" shall mean, in respect of the principal of any Loan or any other amount payable by the Borrower under this Agreement or any other Loan Document, a rate per annum during the period commencing on the date of occurrence of an Event of Default until such amount is paid in full or all Events of Default are cured or waived equal to the Alternate Base Rate plus: (i) the Applicable Margin and (ii) two percent (2.0%) per annum, but in no event to exceed the Highest Lawful Rate.

      "Prime Rate" means the base rate on corporate loans posted by at least seventy percent (70%) of the ten (10) largest US. banks as reported by the Eastern print edition of the Wall Street Journal(R).

      "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including cash, securities, accounts and contract rights.

      "Proposed Borrowing Base" has the meaning assigned to such term in Section 2.07(c)(i)(A).

      "Proposed Borrowing Base Notice" has the meaning assigned to such term in
Section 2.07(c)(iii).

      "Proved Reserves" means "Proved Reserves" as defined in the Definitions for Oil and Gas Reserves (in this paragraph, the "Definitions") promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question. "Proved Developed Producing Reserves" means Proved Reserves which are categorized as both "Developed" and "Producing" in the Definitions, "Proved Developed Nonproducing Reserves" means Proved Reserves which are categorized as both "Developed" and "Nonproducing" in the Definitions, "Proved Developed Reserves" means collectively the Proved Developed Producing Reserves and Proved Developed Nonproducing Reserves, and "Proved Undeveloped Reserves" means Proved Reserves which are categorized as "Undeveloped" in the Definitions.

      "Redemption" means with respect to any Debt, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Debt. "Redeem" has the correlative meaning thereto.

      "Regulation D" means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

      "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

      "Release" means any depositing, spillings, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

      "Remedial Work" has the meaning assigned such term in Section 8.10(a).

      "Required Lenders" means Lenders holding, in the aggregate, at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Revolving Credit Exposure, unless there is no outstanding Credit Exposure at such time, and in such case, then Lenders holding, in the aggregate, at least sixty-six and two-thirds percent (66 2/3%) of the existing Commitments at such time.

      "Reserve Report" means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each August 31 or February 28 (or such other date in the event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and its Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and Capital Expenditures with respect thereto as of such date, based upon economic assumptions established by the Administrative Agent and reflecting Hedging Agreements in place with respect to such production.

      "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President, any Financial Officer, any Vice President or any Manager of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

      "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other Property), including any return of capital, sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any of its Subsidiaries.

      "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and its LC Exposure at such time.

      "Scheduled Redetermination" has the meaning assigned such term in Section 2.07(b).

      "Scheduled Redetermination Date" means the date on which a Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.07(c)(iii)(B).

      "SEC" means the U.S. Securities and Exchange Commission or any successor Governmental Authority.

      "Security Instruments" means the mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in Exhibit E, and any and all other agreements, guarantees, instruments, consents or certificates now or hereafter executed and delivered by the Borrower or any other Person (other than Hedging Agreements with Secured Hedging Counterparties with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Indebtedness, the Notes, if any, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

      "Secured Hedging Agreement" means any Hedging Agreement of the Borrower or any Subsidiary with a Secured Hedging Counterparty.

      "Secured Hedging Counterparty" means any Approved Counterparty that is party to a Hedging Agreement with the Borrower or any Subsidiary, whether or not such Person at any time ceases to be an Approved Counterparty; provided, however, that in the case of any Approved Counterparty who is not a Lender, such Approved Counterparty shall have entered into an intercreditor or similar agreement with the Lenders, which agreement shall be in form and substance acceptable to the Required Lenders.

      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

      "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      "Subsidiary" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or managers or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

      "Synthetic Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

      "Tangible Net Worth" means the total assets of the Borrower less the total liabilities and intangible assets of the Borrower and any amounts attributable to promissory notes or other obligations of any employee or Affiliate of the Borrower due or owing to the Borrower, all as determined in accordance with GAAP.

      "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

      "Termination Date" means the earlier to occur of (i) November 28, 2016 or
(ii) the date that the Aggregate Maximum Credit Amount is sooner terminated pursuant to Section 2.06 or Section 10.02.

     "Total  Funded Debt" means,  at any date,  all Debt of the Borrower and the
Consolidated Subsidiaries on a consolidated basis, excluding (j) non-cash obligations under ASC 815, and (k) accounts payable and other accrued liabilities (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.

      "Total Capitalization" means the Total Funded Debt plus Shareholders' Equity (as determined in accorandance with GAAP).

      "Transactions" means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement, and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments, and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Indebtedness and the other obligations under the Guaranty Agreement by such Guarantor and such Guarantor's grant of the security interests and provision of collateral under the Security Instruments, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments.

      "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate, the Adjusted LIBO Rate based upon a 30-day Interest Period, the Adjusted LIBO Rate based upon a 60-day Interest Period or the Adjusted LIBO Rate based upon a 90-day Interest Period.

      "Unwinds" has the meaning assigned such term in Section 2.07(f)(i).

     Section 1.02 Types of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a "Eurodollar Loan" or a "Eurodollar Borrowing").

     Section 1.03 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" as used in this Agreement shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this

Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

     Section 1.04 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which the Borrower's independent certified public accountants concur and which are disclosed to the Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

                                   ARTICLE II
                                   The Credits

     Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.

     Section 2.02 Loans and Borrowings.

     (a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect any other obligation of such Lender or the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of three (3) Types of Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Termination Date.

     (d) Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower to such Lender in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement or (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to such Lender or its registered assigns in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Lender's Maximum Credit Amount decreases for any reason (whether pursuant to Section 2.06, Section 12.04 or otherwise), the Borrower shall deliver or cause to be delivered on the effective date of such decrease, a new Note payable to such Lender, in replacement of the Note then outstanding, in a principal amount equal to its Maximum Credit Amount after giving effect to such decrease, and otherwise duly completed. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note. Failure to make any such notation shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans. Upon assignment of any Note in accordance with the terms in this Agreement and surrender of such Note at the principal office of Administrative Agent for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), and an assignment agreement in form and substance acceptable to Administrative Agent whereby the assignee holder agrees to be bound by the terms hereof that are applicable to holders, the Borrower shall execute and deliver, at Borrower's expense, a new Note in exchange therefor.

     Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Denver time, three
(3) Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., Denver time, one (1) Business Day before the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile transmission or, to the extent provided in Section 12.01(c), electronic communication to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information:

             (i)  the aggregate amount of the requested Borrowing;

             (ii) the date of such Borrowing, which shall be a Business Day;

             (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

             (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period" and which shall not extend beyond the Termination Date;

             (v) the amount of the then effective Borrowing Base (or Aggregate Maximum Credit Amounts, if such amount is less than the then effective Borrowing Base), the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and

             (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of thirty day's duration. Each Borrowing Request shall constitute a representation that no Borrowing Base Deficiency exists and that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base).

Promptly following receipt of a Borrowing Request in accordance with this
Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     Section 2.04 Interest Elections; Conversions.

     (a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04; provided, however, that in the case of any Eurodollar Borrowing, unless the Borrower timely delivers a conversion request in accordance with Section 2.04(b), such Eurodollar Borrowing shall automatically be continued at the expiration of the relevant Interest Period for a new Eurodollar Borrowing of the same Type. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing; provided that, each such portion of the affected Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000, and provided further that at no time shall there be more than three (3) Types of Loans outstanding.

     (b) Interest Election Requests; Conversion Requests. To make an election or conversion, as the case may be, pursuant to this Section 2.04, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower was requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile transmission or, to the extent provided in Section 12.01(c), electronic communication to the Administrative Agent of a written Interest Election Request in substantially the form of Exhibit C and signed by the Borrower.

     (c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period" and which shall not extend beyond the Termination Date.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of thirty day's duration.

     (d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing:(i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     Section 2.05  Funding of Borrowings.

     (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the funding date in the Borrowing Request by wire transfer of immediately available funds by 12:00 noon, Denver time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

     (b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with
Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative
Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.06 Termination, Reduction and Increase of Aggregate Maximum Credit Amounts.

     (a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Termination Date. If at any time the Aggregate Maximum Credit Amounts are terminated or reduced to zero by the Borrower in accordance with the provisions of this Agreement, or the Borrowing Base is reduced to zero by the Lenders in accordance with the provisions of this Agreement, then the Commitments shall terminate on the effective date of such termination or reduction.

      (b) Optional Termination by the Borrower.

          (i) The Borrower may at any time terminate and reduce to zero the Aggregate Maximum Credit Amounts if (1) after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(a), there is no outstanding balance on the Loans, and (ii) the LC Exposure at such time is zero.

          (ii) The Borrower shall notify the Administrative Agent of any election to terminate the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three (3) Business Days prior to the effective date of such termination, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable. Any termination of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated.

     (c) Optional Increases of Maximum Credit Amount.

               (i) Increase in Aggregate Maximum Credit Amount. In connection with any Scheduled Redetermination, the Borrower shall have the right (in consultation with, and with the consent of, the Administrative Agent) to cause an increase in the Aggregate Maximum Credit Amount by adding to this Agreement one or more additional Eligible Lenders to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel and/or by allowing one or more Lenders to increase their respective Commitments, provided, however, (i) no Default shall exist, (ii) no such increase shall result in the Aggregate Maximum Credit Amount exceeding $150,000,000, (iii) no such increase shall be in an amount less than $5,000,000, and (iv) no Lender's Commitment shall be increased without the consent of such Lender.

               (ii) Procedures for Increases. If the Aggregate Maximum Credit Amount is increased in accordance with Section 2.06(c)(i), the Administrative Agent and the Borrower shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date. The Borrower shall pay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 5.02), or the Lenders will assign their interests in the Loans among themselves, to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this section.

               (iii) Conditions Precedent. Any increase in the Aggregate Maximum
          Credit Amount under this Section 2.06(c) shall become effective upon the later of the Increase Effective Date and receipt by the Administrative Agent of:

                    (A) An  amendment  to this  Agreement,  duly  signed  by the
               Borrower, the Administrative Agent and all Lenders, modifying Annex I, setting forth any other agreements of the Borrower, the Administrative Agent and the Lenders with respect to pricing affecting such increase, and setting forth the agreement of each Eligible Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof;

                    (B) Amendments to any other Loan Documents reasonably requested by the Administrative Agent in relation to such increase, which amendments the Administrative Agent is hereby authorized to execute and deliver on behalf of the Lenders;

                    (C) Notes,  duly executed by the Borrower,  as any Lender or
               Eligible Lender may require;

                    (D) Evidence of appropriate  corporate  authorization on the part of the Borrower with respect to such increase and the execution and delivery of the documents described in this Section 2.06(c)(iii);

                    (E) A Responsible  Officer  certifies to the  Administrative
               Agent and the Lenders (including each Eligible Lender) that (x) the representations and warranties of the Borrower set forth in the Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Increase Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date; and (y) no Default exists;

                    (F) Such  opinions  of counsel  for the  Borrower  and other assurances as the  Administrative  Agent may reasonably  request;
               and

                    (G)    Reimbursement   of   the    Administrative    Agent's
               out-of-pocket costs and expenses (including reasonable attorney's fees) incurred in connection therewith.

     Section  2.07  Borrowing  Base.

     (a) Initial Borrowing Base. For the period from and including the Effective Date to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $47,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(f), Section 8.13(c) or Section 9.11.

     (b) Scheduled and Interim Redeterminations. The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07 (a "Scheduled Redetermination"). In addition, (y) each of the Borrower and Required Lenders shall have the right to request one additional Borrowing Base determination in each period between scheduled Borrowing Base determinations, and (z) the Required Lenders shall have the right to request an additional Borrowing Base determination to the extent contemplated by Section 9.11 (each, an "Interim Redetermination") in accordance with this Section 2.07. It is expressly agreed that:

          (i) No Lenders shall have any obligation to agree upon or designate the Borrowing Base at any particular amount;

          (ii) No Lenders shall have any obligation to increase the Commitment concurrent with any increase in the Borrowing Base; and

          (iii) The Borrowing Base shall be calculated by each Lender in accordance with its usual and customary oil and gas lending practices without regard to the current Borrowing Base or such Lender's Commitment; and

          (iv) Increases in the Borrowing Base may require the addition of one or more Lenders.

     (c) Scheduled and Interim Redetermination Procedure.

          (i) Each Scheduled Redetermination shall be effectuated as follows:

                    (A) Commencing on or about May 15, 2013, and on or about each November 15 and May 15 thereafter, if the Administrative Agent has received (1) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent pursuant to Section 8.12(a) and (c), and (2) such other reports, data and supplemental information, including the information provided pursuant to Section 8.12(b), as may, from time to time, be reasonably requested by the Administrative Agent (the Reserve Report, such certificate and such other reports, data and supplemental information being the "Engineering Reports"), the Administrative Agent and the Lenders shall evaluate the information contained in the Engineering Reports and shall, upon the consent of all Lenders for an increase in the Borrowing Base or the consent of all Required Lenders for a reduction or reaffirmation of the Borrowing Base, propose a new Borrowing Base (the "Proposed Borrowing Base") based upon such information and such other information (including the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt, the internal credit evaluation and other financial information) and factors (including each Lender's usual and customary oil and gas lending practices) as each Lender deems appropriate in its sole discretion.

          (ii) Each Interim Redetermination shall be effectuated as follows:

                    (A) Upon receipt by the Administrative Agent of (1) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, pursuant to Section 8.12(b), (2) such other reports, data and supplemental information,  including  the  information  provided  pursuant  to
               Section 8.12(b), as may, from time to time, be reasonably requested by the Administrative Agent and (3) in the case of an Interim Determination requested by the Borrower, a redetermination fee pursuant to Section 3.05(c)(ii), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, upon the consent of all Lenders for an increase in the Borrowing Base or the consent of all Required Lenders for a reduction or reaffirmation of the Borrowing Base, propose a new Borrowing Base based upon such information and such other information (including the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt, the internal credit evaluation and other financial information) and factors (including each Lender's usual and customary oil and gas lending practices) as each Lender deems appropriate in its sole discretion.

          (iii) The Administrative Agent shall notify the Borrower of the Proposed Borrowing Base (the "Proposed Borrowing Base Notice"):

                    (A) in the case of a Scheduled Redetermination or an Interim
               Redetermination initiated by the Borrower, within thirty (30) days after the Administrative Agent has received the required Engineering Reports; and

                    (B) in the case of an Interim  Redetermination  initiated by the Administrative Agent,  promptly, and in any event within five
               (5) days, after the Lenders have determined the Proposed Borrowing Base.

     (d) Notice of Reduction of Commitment. After the receipt of the Proposed Borrowing Base Notice, the Borrower may reduce the aggregate Commitment of the Lenders (the "Reduced Commitment"), provided that (1) the reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000, (2) the Revolving Credit Exposures do not exceed the Reduced Commitment. To effectuate a Reduced Commitment, within three (3) Business Days after the Administrative Agent has sent out the Proposed Borrowing Base Notice, the Borrower must submit a written notice to the Administrative Agent of its election to reduce the Commitment (the "Commitment Reduction Notice") within 5 Business Days of the receipt of such Proposed Borrowing Base Notice. Each Commitment Reduction Notice shall be irrevocable. Each reduction of the aggregate Commitment amounts shall be made ratably among the Lenders in accordance with each Lender's Applicable Percentage. Notwithstanding any
Commitment Reduction Notice, all relevant determinations under this Agreement based upon the Borrowing Base shall use the Borrowing Base as set forth in the Proposed Borrowing Base Notice until the next Scheduled Redetermination or Interim Redetermination. If the Borrower desires to reinstate any Commitment reduction set forth in a Commitment Reduction Notice, the Borrower may do so only (i) with the written consent of all Lenders, and (ii) after paying to each Lender (A) any fees that would have accrued to such Lender under Section 3.05 had such reduced Commitment not occurred, and (B) a processing fee of $2,500.

     (e) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base is established pursuant to Section 2.07(c), or adjusted pursuant to Section 2.07(f), Section 8.13(c) or Section 9.11(d), the Administrative Agent shall notify the Borrower and the Lenders of the amount of the redetermined or adjusted Borrowing Base (the "New Borrowing Base Notice"). Any increase in the Borrowing Base from a Scheduled Redetermination or an Interim Redetermination shall require approval of all Lenders. Any decrease or reaffirmation of the Borrowing Base by a Scheduled Redetermination or an Interim Redetermination shall require approval of the Required Lenders. Once approval has been obtained by the relevant parties, such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, any Issuing Bank and the Lenders in the case of a Scheduled or Interim Redetermination, upon the earliest of three (3) Business Days following such notice or the Administrative Agent's receipt of the Commitment Reduction Notice (the "Redetermination Date").

     (f) Borrowing Base Reduction Events.

          (i) If the Borrower or any Subsidiary novates, sells, assigns, unwinds, terminates, restructures, modifies, amends or otherwise affects ("Unwinds") any Borrowing Base Hedging Agreement, the Borrowing Base then in effect shall automatically be reduced by an amount equal to the mark-to-market value (as determined by the Administrative Agent) of such Borrowing Base Hedging Agreement as of the date of such Unwind, if any, resulting from such event (which right shall be in addition to the Administrative Agent's right to request Interim Redetermination between each Scheduled Redetermination).

          (ii) If the Borrower or any Subsidiary sells any of the Oil and Gas Properties during any period between two successive Scheduled Redetermination Dates having a fair market value in excess of 2.5% of the then effective Borrowing Base, individually or in the aggregate, the Borrowing Base then in effect shall automatically be reduced by an amount equal to the value, if any, assigned such Property in the most recently delivered Reserve Report (which reduction shall be in addition to the Administrative Agent's right to request an Interim Redetermination between each Scheduled Redetermination).

Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.07(f), Section 8.13(c) or
Section 9.11, whichever occurs first.

          Section 2.08 Letters of Credit.

          (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of dollar denominated Letters of Credit for its own account or for the account of any of its Subsidiaries, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period; provided that (1) the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder if a Borrowing Base Deficiency exists at such time or would exist as a result thereof and (2) the aggregate LC Exposure of the Letters of Credit issued hereunder and the requested Letter of Credit shall not exceed the LC Commitment. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall deliver by hand delivery or facsimile transmission (or, to the extent provided in Section 12.01(c), electronic communication) to the Issuing Bank and the Administrative Agent (not less than seven (7) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice:

               (i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit to be amended, renewed or extended;

               (ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);

               (iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));

               (iv) specifying the amount of such Letter of Credit;

               (v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit; and

               (vi) specifying the amount of the then effective Borrowing Base and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit).

Each notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base).

If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit.

Subject to the terms and conditions contained herein, the Issuing Bank shall then issue the requested Letter of Credit on the Borrower's behalf.

     (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Termination Date.

     (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this
Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default, the existence of a Borrowing Base Deficiency or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the Administrative Agent (for itself or any of its Affiliates) such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 11:00 a.m., Denver time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 9:00 a.m., Denver time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 11:00 a.m., Denver time, on the Business Day immediately following the day that the Borrower receives such notice; provided that any such LC Disbursement shall, subject to the conditions to Borrowing set forth herein, be deemed to have requested, and the Borrower does hereby request under such circumstances, that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this
Section 2.08(e), the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that any Lenders that have made payments pursuant to this Section 2.08(e) to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this Section 2.08(e) to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

     (f)  Obligations  Absolute.  The  Borrower's  obligation  to  reimburse  LC
Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of
(i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect,(iii) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this
Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank or the Administrative Agent. In furtherance of the foregoing and without limiting the generality thereof, the Borrower agrees that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone, facsimile or email of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

     (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed the Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.08(e) to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

     (i) Cash Collateralization.

          (i) If (A) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent demanding that the Borrower Cash Collateralize the outstanding LC Exposure pursuant to this
     Section 2.08(i), (B) the Borrower is required to Cash Collateralize the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), or (C) the Borrower is required to Cash Collateralize a Defaulting Lender's LC Exposure pursuant to Section 4.03(c)(iii)(B), then the Borrower shall Cash Collateralize such LC Exposure or the excess attributable to such LC Exposure, as the case may be, as of such date plus any accrued and unpaid interest thereon; provided that the obligation to Cash Collateralize pursuant to this Section 2.08(i) shall become effective immediately, and immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in Section 10.01(g) or Section 10.01(h).


          (ii) The Borrower hereby grants to the Administrative Agent, for the benefit of each Issuing Bank and the Lenders, an exclusive first priority and continuing perfected security interest in and Lien on each account (a "Collateral Account") in which the Borrower has Cash Collateralized any obligation hereunder and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such Collateral Account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor (collectively, the "Cash Collateral").

          (iii) The Borrower's obligation to Cash Collateralize pursuant to this
     Section 2.08(i) shall be absolute and unconditional, without regard to whether any beneficiary of any Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any Subsidiary may now or hereafter have against any such beneficiary, any Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever.

          (iv) Each Collateral Account and all Cash Collateral shall secure the payment and performance of the Borrower's obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over each Collateral Account and the Cash Collateral. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and reasonable sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in each Collateral Account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the
     Borrower and the Guarantors under this Agreement or the other Loan Documents. If the Borrower is required to Cash Collateralize hereunder as a result of the occurrence of an Event of Default, and the Borrower is not otherwise required to pay to the Administrative Agent the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c) or Cash Collateralize a Defaulting Lender's LC Exposure pursuant to Section 4.03(c)(iii)(B), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within one (1) Business Day after written notice by the Borrower to the Administrative Agent that after all Events of Default have been cured or waived and that no Defaults exist.

     (j) Confirmation. Upon written request of the Borrower, each Issuing Bank shall provide the Borrower, at the sole cost and expense of the Borrower, with a confirmation of the existence of an outstanding Letter of Credit issued by such Issuing Bank within seven (7) days of such request.

                                  ARTICLE III
              Payments of Principal and Interest; Prepayments; Fees

     Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan in full in cash on the Termination Date. All payments by the Borrower of principal, interest, fees and other obligations shall be made in dollars in immediately available funds, and shall be absolute and unconditional, without defense, rescission, recoupment, setoff or counterclaim, free of any restriction or condition.

     Section 3.02  Interest.

     (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

     (b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

     (c) Post Default Rate. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, or if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, and including any payments in respect of a Borrowing Base Deficiency under Section 3.04(c), then all Loans outstanding, in the case of an Event of Default, and such overdue amount, in the case of a failure to pay amounts when due, shall bear interest, until paid (whether before or after judgment) at the lesser of (i) the Highest Lawful Rate or (ii) the Post Default Rate.

     (d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Termination
Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     (e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days (or 365/366 days, in the case of an ABR Loan), unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or the LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

     Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period or (ii) deposits (whether in dollars or an alternative currency) are not being offered to Lenders in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurodollar Borrowing; or

     (b) the Administrative Agent is advised by the Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or facsimile transmission, or, to the extent provided in
Section 12.01(c), electronic communication, as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made either as an ABR Borrowing or at an alternate rate of interest (not to exceed the Alternate Base Rate) determined by all Lenders, sufficient to cover each Lender's cost of funds.

     Section 3.04  Prepayments.

     (a) Optional Prepayments. Subject to any break funding costs payable pursuant to Section 5.02 and prior notice in accordance with Section 3.04(b), the Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000, or if less than $1,000,000, the remaining balance of the Loans.

     (b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile transmission, or to the extent provided in Section 12.01(c), electronic communication) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., Denver time, three (3) Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., Denver time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

     (c) Mandatory Prepayments.

          (i) Upon any redetermination of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07 or Section 8.13(c), if the total Revolving Credit Exposures exceeds the redetermined or adjusted Borrowing Base, then the Borrower shall either:

     (A) prepay the Borrowings on the schedule set forth below in an aggregate principal amount equal to such excess and if any excess remains as a result of an LC Exposure, after prepaying all of the Borrowings, Cash Collateralize such excess as provided in Section 2.08(i);

     (B) pledge additional collateral not included in the most recent Reserve Report to the Administrative Agent having a fair market value (as determined by the Administrative Agent, in its sole discretion) equal to at least the amount of the deficiency or otherwise satisfactory to the Administrative Agent such that the total Revolving Credit Exposures are less than or equal to the Borrowing Base as redetermined or adjusted;

     (C) perform other forms of credit enhancement acceptable to all Lenders; or

     (D) take any combination of the actions outlined in Section 3.04(c)(i).

     The Borrower shall be obligated to make any prepayment pursuant to Section 3.04(c)(i)(A) as follows: (i) twenty percent (20%) of such excess shall be paid within forty-five (45) days following its receipt of the New Borrowing Base Notice in accordance with Section 2.07(e) or the date the adjustment occurs; (ii) forty percent (40%) of such excess shall be paid within sixty
     (60) days following its receipt of the New Borrowing Base Notice in accordance with Section 2.07(e) or the date the adjustment occurs; (iii) sixty percent (60%) of such excess shall be paid within ninety (90) days following its receipt of the New Borrowing Base Notice in accordance with
     Section 2.07(e) or the date the adjustment occurs; (iv) eighty percent (80%) of such excess shall be paid within one hundred and twenty (120) days following its receipt of the New Borrowing Base Notice in accordance with
     Section 2.07(e) or the date the adjustment occurs; (v) and one-hundred percent (100%) of such excess shall be paid within one hundred and fifty
     (150) days following its receipt of the New Borrowing Base Notice in accordance with Section 2.07(e) or the date the adjustment occurs, provided that all payments required to be made pursuant to this Section 3.04(c)(i) must be made on or prior to the Termination Date.

               (ii) Upon any  adjustments  to the  Borrowing  Base  pursuant  to
          Section 9.11, if the total Revolving Credit Exposures exceed the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and
          (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, Cash Collateralize such excess as provided in Section 2.08(i). The Borrower shall be obligated to make such prepayment and/or Cash Collateralize such excess on the date it or any Subsidiary receives proceeds as a result of such disposition; provided that all payments required to be made pursuant to this Section 3.04(c)(ii) must be made on or prior to the Termination Date.

               (iii) If a Borrowing Base Deficiency exists, or during the period an Event of Default remains uncured and has not been waived, the Borrower shall pay any Borrowings with (a) all net cash proceeds received from sales and other dispositions of Properties and (b) any proceeds received pursuant to the termination of any Hedging Agreement. In the case of a Borrowing Base Deficiency, this clause
          (iii) shall only require prepayments of Borrowings until the Borrowing Base Deficiency has been cured.

               (iv) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

               (v) Each prepayment of Borrowings shall be applied ratably to the Loans of each Lender included in the prepaid Borrowings. Prepayment pursuant to this Section 3.04(c) shall be accompanied by accrued interest to the extent required by Section 3.02.

     (d) No Premium or Penalty.  Prepayments  permitted  or required  under this
Section  3.04 shall be without  premium or  penalty,  except as  required  under
Section 5.02.

     Section 3.05  Fees.

     (a) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender, a participation fee with respect to its participations in Letters of Credit equal to (A) the aggregate LC Exposure of such Lender from time to time, times (B) the Applicable Margin for a LIBO Rate Borrowing, determined on a per annum basis during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank, a fronting fee, of 0.125% per annum of the aggregate undrawn amount of all outstanding Letters of Credit issued by such Issuing Bank. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on such last day, commencing on the first such date to occur after the date of this Agreement; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. All participation fees and fronting fees shall be computed on the aggregate stated among of each Letter of Credit on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (b) Commitment Fee. The Borrower agrees to pay to each Lender a commitment fee equal to 0.5% of such Lender's Commitment on the Effective Date. In addition, the Borrower shall pay an early response fee of (i) $12,500 to CoBiz Bank, a Colorado corporation, dba Colorado Business Bank and (ii) $18,750 to Amegy Bank National Association.

     (c) Threshold Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (i) 0.375% of each increase in the Borrowing Base and the resulting increase in the Commitment of such Lender over such Lender's Initial Commitment (as adjusted by previous increases in its Commitment and after taking into account any Commitment Reduction Notice); and (ii) in connection with each Interim Redetermination initiated by the Borrower, a redetermination fee of $2,500 per Lender.

     (d) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, (i) an arrangement fee as set forth in the Fee Letter, which shall be payable upon the closing of this Agreement (the "Arrangement Fee"); and (ii) an annual administration or agency fee as set forth in the Fee Letter (the "Administration Fee"). The Administration Fee shall be paid on the Effective Date and on each annual anniversary thereof. In the event of any adjustment to the Administration Fee as contemplated by the Engagement Letter, such adjusted amount shall be prorated for the remainder of the period from the date such payment is due through the next annual anniversary of the Effective Date and thereafter shall be included in the amount due and payable on each anniversary of the Effective Date.

     (e) Unused Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender an unused commitment fee equal to 0.5% per annum of the average daily amount of the unused Commitment of such Lender during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Commitments. Fees accrued under this
Section 3.05(e) through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. All unused commitment fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Such fee shall be disbursed by the Administrative Agent to the Lenders in accordance with their respective Commitments.

                                   ARTICLE IV
                Payments; Pro Rata Treatment; Sharing of Set-offs

     Section  4.01  Payments  Generally;  Pro  Rata  Treatment;  Sharing  of
Set-offs.

     (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01,
Section 5.02, Section 5.03 or otherwise) prior to 11:00 a.m., Denver time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall be fully earned and shall not be refundable under any circumstances. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the account of the Administrative Agent most recently designated by it for such purpose, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding
Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

     (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.


     Section 4.02. Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

     Section 4.03 Deductions by the Administrative Agent; Defaulting Lender.

     (a) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), Section 2.08(d), Section 2.08(e) or Section 4.02, then the Administrative Agent may, in its sole discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid in cash.

     (b) Payments to Defaulting Lenders. If a Defaulting Lender (or a Lender who would be a Defaulting Lender but for the expiration of the relevant grace period) as a result of the exercise of a set-off shall have received a payment in respect of its Revolving Credit Exposure which results in its Revolving Credit Exposure being less than its Applicable Percentage of the aggregate Revolving Credit Exposures, then no payments will be made to such Defaulting Lender until such time as such Defaulting Lender shall have complied with
Section 4.03(c) and all amounts due and owing to the Lenders have been equalized in accordance with each Lender's respective pro rata share of the Indebtedness. Further, if at any time prior to the acceleration or maturity of the Loans, the Administrative Agent shall receive any payment in respect of principal of a Loan or a reimbursement of an LC Disbursement while one or more Defaulting Lenders shall be party to this Agreement, the Administrative Agent shall apply such payment first to the Borrowing(s) for which such Defaulting Lender(s) shall have failed to fund its pro rata share until such time as such Borrowing(s) are paid in full or each Lender (including each Defaulting Lender) is owed its Applicable Percentage of all Loans then outstanding. After acceleration or maturity of the Loans, subject to the first sentence of this Section 4.03(b), all principal will be paid ratably as provided in Section 10.02(c).

     (c) Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

          (i) Fees otherwise payable pursuant to Section 3.05 shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender.

          (ii) The Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 12.02), provided that any waiver, amendment or modification (A) that would increase the Commitment or the Maximum Credit Amount of such Defaulting Lender or (B) requiring the consent of all Lenders or each adversely affected Lender which affects such Defaulting Lender differently than all other Lenders or all other adversely affected Lenders, as the case may be, shall require the consent of such Defaulting Lender; and provided further that any redetermination or affirmation of the Borrowing Base shall occur without the participation of a Defaulting Lender, but the Commitment (i.e. the Applicable Percentage of the Borrowing Base of a Defaulting Lender) may not be increased without the consent of such Defaulting Lender.

          (iii) If any LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

               (A) all or any part of such LC Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (1) the sum of all Non-Defaulting Lenders' Revolving Credit Exposures plus such Defaulting Lender's LC Exposure does not exceed the total of all Non-Defaulting Lenders' Commitments, (2) the conditions set forth in
          Section 6.02 are satisfied at such time, and (3) the sum of each Non-Defaulting Lender's Revolving Credit Exposure plus its reallocated share of such Defaulting Lender's LC Exposure does not exceed such Non-Defaulting Lender's Commitment; provided, that no such reallocation will constitute a waiver or release of any claim the Borrower, the Administrative Agent, any Issuing Bank or any Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;

               (B) if the reallocation described in Section 4.03(c)(iii)(A) cannot, or can only partially, be effected, then the Borrower shall within three Business Days following notice by the Administrative Agent Cash Collateralize such Defaulting Lender's LC Exposure (after giving effect to any partial reallocation pursuant to Section 4.03(c)(iii)(A)) for so long as such LC Exposure is outstanding;

               (C) if the Borrower Cash Collateralizes any portion of such Defaulting Lender's LC Exposure pursuant to Section 4.03(c)(iii)(B)), then the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.05(a) with respect to such Defaulting Lender's LC Exposure during the period such Defaulting Lender's LC Exposure is Cash Collateralized;

               (D) if the LC Exposure of the Non-Defaulting Lenders is reallocated pursuant to Section 4.03(c)(iii)(A), then the fees payable to the Lenders pursuant to Section 3.05(a) shall be adjusted in accordance with such Non-Defaulting Lenders' Applicable Percentages; and

               (E) if any Defaulting Lender's LC Exposure is neither Cash Collateralized nor reallocated pursuant to Section 4.03(c)(iii), then, without prejudice to any rights or remedies of any Issuing Bank or any Lender hereunder, all letter of credit fees payable under Section 3.05(a) with respect to such Defaulting Lender's LC Exposure shall be payable to each Issuing Bank (in proportion to the undrawn amount of all outstanding Letters of Credit issued by each Issuing Bank) until such LC Exposure is Cash Collateralized and/or reallocated.

     (d) In the event that the Administrative Agent, the Borrower and each Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender's Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage; provided, that no adjustments will be made retroactively with respect to fees accrued while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender.

     Section 4.04 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Borrower's Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Indebtedness and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, until an Event of Default has occurred and is continuing, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and its Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Subsidiaries.

                                   ARTICLE V
           Increased Costs; Break Funding Payments; Taxes; Illegality

     Section 5.01 Increased Costs.

     (a) Eurodollar Changes in Law. If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

     (b) Capital Requirements. If any Change in Law regarding capital requirements has the effect of reducing the rate of return on a Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by any Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered.

     (c) Certificates. A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in Section 5.01(a) or
(b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

     (d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender's or Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section
5.01 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

     Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), minus (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

     Section 5.03 Taxes.

     (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.03(a)), the Administrative Agent, each Lender or each Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) Payment of Other Taxes by the Borrower. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender or an Issuing Bank as to the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

     (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent for the full amount of any Excluded Taxes attributable to such Lender that are paid or payable by the Administrative Agent in connection with any Loan Documents and any reasonable expenses arising therefrom or with respect thereto, whether or not such Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 5.03(d) shall be paid within 10 days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Excluded Taxes so payable by the Administrative Agent. Such certificate shall be conclusive of the amount so payable absent manifest error.

     (e) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (f) Effect of Tax Refund. If a Lender determines, in its sole discretion, that it has received a benefit in the nature of a refund, deduction or credit (including a refund in the form of a deduction from or credit against taxes that are otherwise payable by such Lender) of any Taxes or Other Taxes with respect to which the Borrower has made a payment under this Section 5.03, such Lender will notify the Borrower and agrees to reimburse the Borrower to the extent of the benefit of such refund, deduction or credit, including any interest paid by the relevant Governmental Authority, promptly after such Lender reasonably determines that such refund, deduction or credit has become final; provided, that the Borrower, upon request of the Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender in the event that such Lender is required to repay such refund to such Governmental Authority. Nothing contained in this Section 5.03(f) shall require any Lender to make available its tax returns (or any other information relating to its taxes which it deems to be confidential) or to attempt to obtain any such refund, deduction or credit (including any interest paid by the relevant Governmental Authority and received by such Lender), which attempt would be inconsistent with any reporting position otherwise taken by any Lender on its applicable tax returns.

     (g) FATCA. If a payment made to a Lender under this Agreement would be subject to U.S. Federal withholding tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower or the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from any such payments. For purposes of this
Section 5.03(g), FATCA shall include any regulations or official interpretations of FATCA.

     Section 5.04 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then (a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender's obligation to make such Eurodollar Loans shall be suspended (the "Affected Loans") until such time as such Lender may again make and maintain such Eurodollar Loans and
(b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its ABR Loans.

                                   ARTICLE VI
                              Conditions Precedent

     Section 6.01 Effective Date. The obligations of the Lenders to make Loans and of any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

     (a) The Administrative Agent and the Lenders shall have received all fees required to be paid under Section 3.05, and all other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including the fees and expenses of Faegre Baker Daniels LLP, counsel to the Administrative Agent).

     (b) The Administrative Agent shall have received a certificate of the Responsible Officer of the Borrower setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower
(A) who are  authorized  to sign the Loan  Documents  to which the Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the Organizational Documents of the Borrower, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

     (c) The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower.

     (d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D, duly and properly executed by a Responsible Officer of the Borrower and dated as of the Effective Date.

     (e) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

     (f) The Administrative Agent shall have received duly executed Notes payable to each such Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

     (g) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the
Administrative Agent) of the Security Instruments described on Exhibit E. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the Proved Developed Reserves attributable to the Oil and Gas Properties evaluated in the Initial Reserve Report, with such 80% first being satisfied from Proved Developed Producing Reserves and thereafter from Proved Developed Nonproducing Reserves.

     (h) The Administrative Agent shall have received from each Subsidiary duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Guaranty Agreement.

     (i) The Administrative Agent shall be reasonably satisfied with the environmental condition and compliance with Environmental Laws of the Oil and Gas Properties of the Borrower and its Subsidiaries.

     (j) The Administrative Agent shall have completed a satisfactory due diligence investigation of Borrower, including, without limitation, an environmental assessment of both the Acquired Assets and existing Properties and operations of Borrower.

     (k) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03.

     (l) The Administrative Agent shall have received the financial statements referred to in Section 7.04(a) and the Initial Reserve Report accompanied by a certificate covering the matters described in Section 8.12(b).

     (m) The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Properties of the Borrower and the Subsidiaries for Colorado and any other jurisdiction requested by the Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

     (n) The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the Proved Reserves attributable to the Oil and Gas Properties evaluated in the Initial Reserve Report, with such 80% first being satisfied from Proved Developed Producing Reserves and thereafter from Proved Developed Nonproducing Reserves.

     (o) The Administrative Agent shall have received an opinion of Hart & Trinen LLP counsel to the Borrower substantially in form and substance satisfactory to the Administrative Agent.

     (p) The Administrative Agent shall have received a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.12, which the Administrative Agent, in its sole discretion, may determine is satisfactory.

     (q) The Administrative Agent shall have received from the Borrower a list of all Oil and Gas Properties of the Borrower not subject to a Lien of the Security Instruments as of the Effective Date substantially in the form of
Exhibit I attached hereto.

     (r) The absence of any action, suit investigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority that purports to affect any transaction contemplated in the Loan Documents or on the ability of the Borrower to perform its obligations under the Loan Documents.

     (s) The Administrative Agent shall have received Borrower's audited consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended August 31, 2012.

     (t) The Administrative Agent shall have received a pro forma consolidated balance sheet, income statement and cash flow statement and projections (the "Pro Forma Statements") reflecting the Orr Acquisition with such information as the Administrative Agent may reasonably request to confirm the tax, legal and business assumptions made in such Pro Forma Statements. The Pro Forma Statements must demonstrate, in reasonable judgment of the Administrative Agent, together with all other information then available to the Administrative Agent, that, after the Orr Acquisition, Borrower has the ability to repay its Debts and satisfy its other obligations as and when due to comply with the financial covenants set forth in the Loan Documents.

     (u) The Administrative Agent shall have received and reviewed, with results satisfactory to the Administrative Agent, of information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, and contingent liabilities of Borrower and Guarantors.

     (v) The Borrower and Lenders shall have received satisfactory credit documentation.

     (w) The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent or any Lender may reasonably request.

      The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

     Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding), and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

     (a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

     (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no event, development or circumstance has occurred or shall then exist that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

     (c) The representations and warranties of the Borrower set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct as of such specified earlier date.

     (d) The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable would not conflict with, or cause any Lender or any Issuing Bank to violate or exceed, any applicable Governmental Requirement, and no Change in Law shall have occurred that enjoins, prohibits or restrains the making or repayment of any Loan, the issuance, amendment, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

     (e) No litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan, the issuance, amendment, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

     (f) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 or a request for a Letter of Credit in accordance with Section 2.08(b), as applicable.

      Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a) through (f), except that the Borrower's representation and warranty with respect to Section 6.02(d) shall be deemed to be to its knowledge.

     Section 6.03 Additional Conditions to Credit Events. In addition to the conditions precedent set forth in Section 6.02, so long as any Lender is a Defaulting Lender, any Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the LC Exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or the Borrower will Cash Collateralize the LC Exposure in accordance with Section 4.03(c)(iii)(B), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among the Non-Defaulting Lenders in accordance with Section 4.03(c)(iii)(A) (and the Defaulting Lenders shall not participate therein).

                                  ARTICLE VII
                         Representations and Warranties

      The Borrower represents and warrants to the Lenders that:

     Section 7.01 Organization; Powers. Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

     Section 7.02 Authority; Enforceability. The Transactions are within the Borrower's and each Guarantor's corporate power and authority and have been duly authorized by all necessary corporate, and, if required, shareholder action. Each Loan Document to which the Borrower and each Guarantor is a party has been duly executed and delivered by the Borrower and such Gurantor and constitutes a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section

     7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person, nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Instruments as required by this Agreement, and (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate any applicable law or regulation to which the Borrower or any Guarantor is subject or any Organizational Document of the Borrower or any Guarantor or any order of any Governmental Authority to which the Borrower or any Guarantor is subject, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Guarantor or their Properties, or give rise to a right thereunder to require any payment to be made by the Borrower of any Guarantor and (d) will not result in the creation or imposition of any Lien on the Properties of the Borrower or any Guarantor (other than the Liens created by the Loan Documents).

     Section 7.04 Financial Condition; No Material Adverse Change.

     (a) The Borrower has heretofore furnished to the Lenders its concolidated balance sheet and statements of income, shareholders equity and cash flows as of and for the fiscal years ended August 31, 2011 and 2012, audited by Ehrhardt Keefe Steiner & Hoffman P.C., independent public accountants, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

     (b) Since August 31, 2012, (i) there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (ii) the business of the Borrower and its Subsidiaries has been conducted only in the ordinary course consistent with past business practices.

     (c) On the date hereof, neither the Borrower nor any Subsidiary has any Debt (including Disqualified Capital Stock) or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the financial statements described in Section 7.04(a) or in the most recent financial statements delivered pursuant to Section 8.01(a) or (b).

     Section 7.05 Litigation.

     (a) Except as set forth on Schedule 7.05 on the Effective Date or as otherwise disclosed in writing to the Administrative Agent and the Lenders after the Effective Date (which shall supplement Schedule 7.05), there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination that could be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Document or the Transactions.

     (b) Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     Section  7.06  Environmental   Matters.   Except  for  such  matters  that,
individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

     (a) The  Borrower  and  its  Subsidiaries  and  each  of  their  respective
Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws.

     (b) The Borrower and its Subsidiaries have obtained all Environmental Permits required for their operations on each of their Properties, with all such Environmental Permits being currently in full force and effect, and neither the Borrower nor any Subsidiary has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied.

     (c) There are no claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that is pending or, to Borrower's knowledge, threatened against the Borrower or any Subsidiary or any of their respective Properties or as a result of any operations at such Properties.

     (d) None of the Properties of the Borrower or any Subsidiary contain or have contained any: (i) underground storage tanks; (ii) asbestos-containing materials; (iii) landfills or dumps; (iv) hazardous waste management units as defined pursuant to RCRA or any comparable state law; or (v) sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law.

     (e) There has been no Release or, to the Borrower's knowledge, threatened Release, of Hazardous Materials at, on, under or from any of the Properties or the Borrower or any Subsidiary, there are no investigations, remediations, abatements, removals, or monitorings of Hazardous Materials required under applicable Environmental Laws at such Properties and, to the knowledge of the Borrower, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property.

     (f) Neither the Borrower nor any Subsidiary has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite of the Borrower's or any Subsidiary's

Properties and, to the Borrower's knowledge, there are no conditions or circumstances that could reasonably be expected to result in the receipt of such written notice.

     (g) There has been no exposure of any Person or Property to any Hazardous Materials as a result of or in connection with any operations and businesses conducted on the Properties of the Borrower or any Subsidiary that could
reasonably   be  expected  to  form  the  basis  for  a  claim  for  damages  or compensation.

     (h) The Borrower and each Subsidiary has provided to the Lenders complete and correct copies of all environmental site assessment reports, investigations, studies, analyses, and correspondence on environmental matters (including matters relating to any alleged non-compliance with or liability under Environmental Laws) that are in the possession or control of the Borrower or any Subsidiary and relating to any of their Properties or the operations thereon.

     Section 7.07 Compliance with the Laws and Agreements; No Defaults.

     (a) The Borrower and each Subsidiary is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other authorizations granted by Governmental Authorities necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (b) Neither the Borrower nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require the Borrower or any Subisidary to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Debt is outstanding or by which the Borrower or any Subsidiary or any of their Properties is bound.

     (c) No Default or Borrowing Base Deficiency has occurred and is continuing.

     Section  7.08  Investment   Company  Act.  Neither  the  Borrower  nor  any
Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

     Section 7.09 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or any Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No Liens for Taxes have been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

     Section 7.10  ERISA.

     (a) The Borrower, its Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan except to the extent the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     (b) Each Plan is, and has been, established and maintained in substantial compliance with its terms, ERISA and, where applicable, the Code except to the extent the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     (c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA except to the extent such penalty or liability could not reasonably be expected to result in a Material Adverse Effect.

     (d) Full payment when due has been made of all amounts which the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

     (e) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, any Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

     (f) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any employee pension benefit plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.

     Section 7.11 Disclosure; No Material Misstatements. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to the Borrower or any

Subsidiary which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and statements furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Subsidiary prior to, or on, the date hereof in connection with the transactions contemplated hereby. There are no statements or conclusions known to the Borrower in the preparation of any Reserve Report which were based upon or include misleading information or failed to take into account material information regarding the matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties of the Borrower and the Subsidiaries and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that the Borrower and the Subsidiaries do not warrant that such opinions, estimates and projections will ultimately prove to have been accurate.

     Section 7.12. Insurance. The Borrower has, and has caused its Subsidiaries, to have (a) all insurance policies sufficient for its compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risk (including public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower and its Subsidiaries. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to the Property loss insurance maintained by the Borrower.

     Section 7.13 Restriction on Liens. Neither the Borrower nor any Subsidiary is a party to any agreement or arrangement, or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.

     Section 7.14 Subsidiaries. The Borrower has no Subsidiaries (other than the Guarantors listed on Schedule 7.14 and any Subsidiary that has been approved in writing by the Administrative Agent pursuant to Section 9.15).

     Section 7.15 Location of Business and Offices. The Borrower's jurisdiction of organization is Colorado; the name of the Borrower as listed in the public records of its jurisdiction of organization, as of the date hereof, is Synergy Resources Corporation; and the organizational identification number of the Borrower in its jurisdiction of organization is 20051109690 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to
Section 8.01(l) in accordance with Section 12.01). The Borrower's principal place of business and chief executive office is located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(l) and Section 12.01(d)). Each Subsidiary's jurisdiction of organization, organizational identification number in its jurisdiction or organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.15 (or as set forth in a notice delivered pursuant to Section 8.01(l) in accordance with Section 12.01).

     Section 7.16 Properties; Titles, Etc.

     (a) The Borrower and its Subsidiaries have good and defensible title to the Hydrocarbon Interests in the Oil and Gas Properties evaluated in the most recently delivered Reserve Report and good title to all their personal Properties, in each case, free and clear of all Liens except Liens permitted by
Section 9.03. After giving full effect to the Excepted Liens, the Borrower owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate the Borrower to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower's net revenue interest in such Property.

     (b) All material leases and agreements necessary for the conduct of the business of the Borrower and its Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which could reasonably be expected to have a Material Adverse Effect.

     (c) The rights and Properties presently owned, leased or licensed by the Borrower and its Subsidiaries including all easements and rights of way, include all rights and Properties necessary to permit the Borrower and its Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof.

     (d) All of the material Properties of the Borrower and its Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards.

     (e) The Borrower and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Borrower and its Subsidiaries does not and will not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each of the Borrower and its Subsidiaries either owns or has valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in its business as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

     Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and Properties unitized therewith) of the Borrower and its Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases,subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Borrower and its Subsidiaries. Specifically in connection with the foregoing, except for those as could not be reasonably expected to have a Material Adverse Effect, (a) no Oil and Gas Property of the Borrower or its Subsidiaries is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Borrower or its Subsidiaries is deviated from the vertical more than the maximum permitted by Governmental Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties) of the Borrower and its Subsidiaries. All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Borrower or its
Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and in a manner consistent with the past practices of the Borrower and its Subsidiaries (other than those the failure of which to maintain in accordance with this Section 7.17 could not reasonably be expected to have a Material Adverse Effect).

     Section 7.18 Gas Imbalances,  Prepayments.  Except as set forth on Schedule
7.18 or on the most recent certificate delivered pursuant to Section 8.12(b), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any Subsidiary to deliver Hydrocarbons produced from the Oil and Gas Properties of the Borrower or any Subsidiary at some future time without then or thereafter receiving full payment therefor exceeding two percent (2%) of the Borrower's Proved Reserves of natural gas (on an mcf equivalent basis) in the aggregate.

     Section 7.19 Marketing of Production. Except as set forth on Schedule 7.19 or on the most recent certificate delivered pursuant to Section 8.12(b), neither the Borrower nor any Subsidiary a party to any material agreements which is not cancelable on sixty (60) days notice or less without penalty or detriment for the sale of production from the Borrower's or any Subsidiary's Hydrocarbons (including calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date thereof.

     Section 7.20 Hedging Agreements. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), sets forth, a true and complete list of all Hedging Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

     Section 7.21 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used (a) to provide working capital for exploration and production operations, acquisition of oil and gas properties and general corporate purposes and (b) for Restricted Payments permitted under


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Section 9.04. A portion of the Borrowing  Base (not to exceed the LC Commitment)
may be used for the issuance of Letters of Credit that shall expire prior to the Termination Date. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

     Section 7.22 Solvency. After giving effect to the transactions contemplated hereby, (a) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated basis as the Debt becomes absolute and matures, (b) each of the Borrower and the Guarantors has not incurred and does not intend to incur, and does not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by each of the Borrower and the Guarantors and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (c) the Borrower and the Guarantors will not have (and has no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

     Section 7.23 Casualty Events. Since January 1, 2012, neither the business nor any Properties of the Borrower or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any domestic or foreign Governmental Authority, riot, activities or armed forces or acts of God or of any public enemy.

     Section 7.24 Material Agreements. Set forth on Schedule 7.24 hereto or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.24, is a complete and correct list of all material agreements and other instruments maintained by the Borrower and the Subsidiaries setting forth each counterparty thereto (other than the Loan Documents, exploration and/or development agreements and joint operating agreements to which the Borrower or any Subsidiary is a party) relating to the purchase, transportation by pipeline, gas processing, marketing, development, sale and supply of Hydrocarbons, farmout arrangements, contract operating agreements or other material contracts (excluding oil and gas leases of the Borrower or any Subsidiary and joint operating agreements to which the Borrower or any Subsidiary is a party) to which the Borrower or any Subsidiary is a party or by which its Properties are bound, in each case for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect (collectively "Material Agreements") and copies of such documents have been provided to the Administrative Agent. All such agreements are in full force and effect and neither the Borrower nor any Subsidiary is in default thereunder, nor is there any uncured default by any Affiliate predecessor in interest to the Borrower or any Subsidiary or, to the Borrower's knowledge, by any predecessor in interest to the Borrower or any Subsidiary (other than an Affiliate predecessor) or counterparty thereto, nor has the Borrower or any Subsidiary altered any material item of such agreements since the Effective Date without the prior written consent of the Lenders.

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     Section  7.25 No Brokers.  No Person is entitled  to any  brokerage  fee or finder's fee or similar fee or commission in connection with arranging the Loans contemplated by this Agreement.

     Section 7.26 Reliance. In connection with the negotiation of and the entering into this Agreement, the Borrower and each Subsidiary acknowledges and represents that none of the Lenders, the Administrative Agent or any representative of any of the foregoing is acting as a fiduciary or financial or investment advisor for it; it is not relying upon any representations (whether written or oral) of such Persons; it has consulted with its own legal, regulatory, tax, business investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by any Lender, the Administrative Agent or any representative of any of the foregoing; it has not been given by any Lender, the Administrative Agent or any representative of any of the foregoing (directly or indirectly through any other Person) any advice, counsel, assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Agreement or the transactions contemplated hereby; and it is entering into this Agreement and the other Loan Documents with a full understanding of all of the risks hereof and thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks.

     Section 7.27 Payments by Purchasers of Production. All proceeds from the sale of the Borrower's and each Subsidiary's interests in Hydrocarbons from its Oil and Gas Properties are currently being paid in full by the purchaser thereof on a timely basis and at prices and terms comparable to market prices and terms generally available at the time such prices and terms were negotiated for oil and gas production from producing areas situated near such Oil and Gas Properties, and none of such proceeds are currently being held in suspense by such purchaser or any other Person.

     Section 7.28 Existing Accounts Payable. As of the Effective Date, set forth on Schedule 7.28 hereto is a complete and correct list of all existing accounts payable of the Borrower and its Subsidiaries that are more than sixty (60) days past due.

     Section 7.29 Foreign Corrupt Practices. Neither the Borrower, nor any of its Subsidiaries, nor any director, officer, agent, employee or Affiliate of the Borrower or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons of the FCPA, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and, the Borrower, its Subsidiaries and its and their Affiliates have conducted their business in material compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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     Section  7.30 Money  Laundering.  The  operations  of the  Borrower and its
Subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Borrower or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Borrower, threatened.

     Section 7.31 OFAC. Neither the Borrower, its Subsidiaries, nor any director, officer, agent, employee or Affiliate of the Borrower or any of its Subsidiaries is currently subject to any material U.S. sanctions administered by OFAC, and neither the Borrower nor any Subsidiary will directly or indirectly use the proceeds from the Loans or lend, contribute or otherwise make available such proceeds to any joint venture partner or other Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

                                  ARTICLE VIII
                              Affirmative Covenants

      Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     Section 8.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

     (a) Annual Financial Statements. As soon as available, but in any event in accordance with then applicable law and not later than (120) days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations (and, as the balance sheet and statements of operations, accompanied by consolidated schedules), shareholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by a firm of independent public accountants of recognized national or regional standing reasonably acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit), and certified by one of its Financial Officers, to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

     (b) Quarterly Financial Statements. Within sixty (60) days after the end of each fiscal quarter of each fiscal year of the Borrower, a consolidated balance sheet, income statement and statement of the cumulative cash flows of the Borrower and its Consolidated Subsidiaries for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, prepared by the Borrower and accompanied by a certification of a Responsible Officer of the Borrower, dated the date of the delivery of the financial statements to the


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Administrative  Agent and each Lender,  and further  certifying  that no Default exists under this Agreement and that such financial statements present fairly in all material respects the financial position and results of operations of the Borrower in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes (other than those reasonably required to explain financial data).

     (c) Certificate of Financial Officer - Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of the a Financial Officer in substantially the form of Exhibit D attached hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 8.14 and Section 9.01, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (iv) if, at any time, the Borrower has any Consolidated Subsidiaries, setting forth consolidating spreadsheets that show all Consolidated Subsidiaries and eliminating entries, in such detail as would be provided to the auditors of the Borrower.

     (d) Certificate of Accounting Firm - Defaults. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines).

     (e) Certificate of Financial Officer - Hedging Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer, in substantially the form of Exhibit G attached hereto, setting forth as of the last Business Day of such fiscal quarter or fiscal year, as the case may be, a true and complete list of all Hedging Agreements of the Borrower, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

     (f) Certificate of Insurer - Insurance Coverage. Promptly following any request therefor by the Administrative Agent or any Lender, a certificate of insurance coverage from each insurer with respect to the insurance required by
Section 8.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies.

     (g) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter (except standard and customary correspondence) submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any such Subsidiary, and a copy of any response by the Borrower, or the board of directors of the Borrower, to such letter or report.

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

     (h) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be.

     (i) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

     (j) Lists of Purchasers. Concurrently with the delivery of any Reserve Report to the Administrative Agent pursuant to Section 8.12, a list of all Persons purchasing Hydrocarbons from the Borrower or any Subsidiary produced from the Oil and Gas Properties of the Borrower or its Subsidiaries included in the latest Reserve Report.

     (k) Notice of Sales of Oil and Gas Properties. In the event the Borrower or any Subsidiary intends to sell, transfer, assign or otherwise dispose of any of its Oil or Gas Properties or any Equity Interests in the Borrower in accordance with Section 9.11, prior written notice of such disposition, the price thereof and the anticipated date of closing and any other details thereof requested by the Administrative Agent or any Lender.

     (l) Notice of Casualty Events. Prompt written notice, and in any event within three (3) Business Days of the occurrence of any Casualty Event or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event.

     (m) Information Regarding the Borrower and Guarantors. Prompt written notice (and in any event within ten Business Days prior thereto) of any change
(i) in the Borrower's or any Guarantor's corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Borrower's or any Guarantor's chief executive office or principal place of business, (iii) in the Borrower's or any Guarantor's identity or corporate structure or in the jurisdiction in which such Person is organized or formed, (iv) in the Borrower's or any Guarantor's jurisdiction of organization or such Person's organizational identification number in such jurisdiction of organization and (v) in the Borrower's or any Guarantor's federal taxpayer identification number.

     (n) Other Reports. The Borrower shall prepare and provide the Lenders and Administrative Agent the following reports:

          (i)  concurrently  with any  delivery of  financial  statements  under
     Section 8.01(a), a 12 month budget for the Borrower and its Subsidiaries for the current fiscal year prepared by the management of the Borrower;

          (ii) on a quarterly basis by the 45th day after the end of each fiscal quarter of the Borrower, an updated report setting forth the forecasted Capital Expenditure budget for the Borrower and its Subsidiaries for the following twelve (12) month period; and

          (iii) such other information as the Administrative Agent may reasonably request, including each of the following to the extent available: an unaudited income statement, a consolidated balance sheet and a statement of cash flow (with such statement to show any variations from the budget previously delivered), copies of the Borrower's and each Subsidiary's bank account statements, statement of expenses for the preceding month, notice of any material changes with regard to oil and gas prices received, contracts or production expenses or any material litigation affecting the operation of the Oil and Gas Properties of the Borrower or its Subsidiaries.

     (o) Notices of Certain Changes. Subject to Section 9.20, promptly, but in any event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the Organizational Documents, any preferred stock designation or any other organizational document of the Borrower or any Subsidiary.

     (p) Notice of Purchase of Oil and Gas Properties. In the event the Borrower or any Subsidiary acquires Oil and Gas Properties having an acquisition cost in excess of $1,000,000 (which amount shall be applied on an acquisition by acquisition basis, but continuing as one acquisition any group of properties that are part of a single transaction or a series of related transactions), the Borrower shall deliver promptly, but in any event within forty-five (45) days after the end of each fiscal quarter in which such acquisition occurred, to the Administrative Agent a list of all Oil and Gas Properties of the Borrower and its Subsidiaries (including each such newly acquired Oil and Gas Property) not subject to a Lien of the Security Instruments at the time of delivery of such list to the Administrative Agent, in substantially the form of Exhibit I attached hereto.

     (q) Non-Consent Election. Written notice of any non-consent election within five (5) Business Days after the Borrower's or any Subsidiary's election to withhold consent to participate in any wells located on any of the Oil and Gas Properties.

     (r) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower compliance with the terms of this Agreement or any other Loan Document, in each case, as the Administrative Agent or any Lender may reasonably request.

     Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

     (a) the occurrence of any Default or threatened Default under this Agreement or any of the other Loan Documents;

     (b) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Borrower, any Subsidiary or any Affiliate thereof not previously disclosed in writing to the Lenders or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders) that, in either case, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

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

     (c) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each jurisdiction in which its Oil and Gas Properties are located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.10.

     Section 8.04 Payment of Obligations. The Borrower will, and will cause each Subsidiary to, pay its obligations, including Tax liabilities and payables with rights to mechanic and materialman liens, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any Property of the Borrower or any Subsidiary.

     Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Notes according to the reading, tenor and effect thereof, and the Borrower will, and will cause each Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including this Agreement, at the time or times and in the manner specified.

     Section 8.06 Operation and Maintenance of Properties. The Borrower, at its own expense, will, and will cause each Subsidiary to:

     (a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect;

     (b) keep, preserve and maintain all Property that is material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Oil and Gas Properties and other material Properties, including all equipment, machinery and facilities;

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     (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and will do all other things necessary, in accordance with customary industry standards, to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder;

     (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties; and

     (e) operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in accordance with the practices of the industry and in material compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

     Section 8.07 Insurance. The Borrower will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance (a) in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations and (b) in accordance with all Governmental Requirements. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as "additional insureds" and "loss payees", as applicable, and provide that the insurer will endeavor to give at least thirty (30) days prior notice of any cancellation to the Administrative Agent.

     Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     Section 8.09 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.


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     Section 8.10 Environmental Matters.

     (a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary's Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not Release or threaten to Release any Hazardous Material on, under, about or from such Property or any other property offsite from such Property to the extent caused by the Borrower's or any Subsidiary's operations except in compliance with applicable Environmental Laws, the Release or threatened Release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all Environmental Permits, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of such Property, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "Remedial Work") in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future Release or threatened Release of any Hazardous Material on, under, about or from any of such Property, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; (v) conduct, and cause each Subsidiary to conduct, its operations and business in a manner that will not expose such Property or Person to Hazardous Materials that could reasonably be expected to form the basis for a claim for damages or compensation that could reasonably be expected to have a Material Adverse Effect; and (vi) establish and implement, and cause each Subsidiary to establish and implement, such procedures as may be necessary to continuously determine and assure that the Borrower' obligations under this Section 8.10(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

     (b) The Borrower will promptly, but in no event later than five (5) days of the occurrence of any of the following, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any Person against the Borrower or its Subsidiaries or their Properties of which the Borrower has knowledge in connection with any Environmental Laws if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $200,000, not fully covered by insurance, subject to normal deductibles.

     (c) The Borrower will, and will cause each Subsidiary to, undertake reasonable environmental assessments, audits and tests in accordance with the most current version of the American Society of Testing Materials standards upon request by the Administrative Agent and the Lenders (i) if the Administrative Agent reasonably believes (A) that there has been a Release of Hazardous Materials or (B) non-compliance with an Environmental Law has occurred, and that such an event could reasonably be expected to cause a Material Adverse Effect (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any Oil and Gas Properties or other Properties of the Borrower and its Subsidiaries

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

     (d) To the extent the Borrower is not the operator of any Property, the Borrower will use reasonable efforts to cause the operator to comply with this
Section 8.10.

     Section 8.11 Further Assurances.

     (a) The Borrower at its sole expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Subsidiary, as the case may be, in the Loan Documents, including the Notes, if any, or to further evidence and more fully describe the collateral intended as security for the Indebtedness, or to correct any defect, error or inaccuracy in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith.

     (b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Properties without the signature of the Borrower or any Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law. The Borrower acknowledges and agrees that any such financing statement may describe the collateral as "all assets" of the applicable party or words of similar effect as may be required by the Administrative Agent.

     Section 8.12 Reserve Reports.

     (a) Commencing on May 15, 2013 and on or before each November 15 and May 15 thereafter and in connection with any Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report (both in .pdf and Aries .mbd file format) evaluating the Oil and Gas Properties of the Borrower and its Subsidiaries as of the immediately preceding August 31st and February 28th or the relevant date established for purposes of the Interim Redetermination, as applicable. The Reserve Report shall be prepared by one or more Approved Petroleum Engineers evaluating the Proved Developed Producing Reserves, Proved Developed Nonproducing Reserves and Proved Undeveloped Reserves for the Oil and Gas Properties of the Borrower and its Subsidiaries. In
connection with each Reserve Report, the Borrower shall provide the Administrative Agent and the Lenders with (i) monthly lease operating statements (including production volumes, volumes sold, sales revenues and price per volume, ad valorem, severance and production taxes and lease operating expenses) for the 12-month period ending on the effective date of the Reserve Report and for all full calendar months ending after such effective date through the date the Reserve Report is delivered to the Administrative Agent and the Lenders, covering all Proved Developed Producing Reserves of the Borrower, and (ii) a statement identifying any Proved Developed Producing Reserves that are not included in the Reserve Report.

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


     (b) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer, in substantially the form of Exhibit H attached hereto, certifying that: (i) the data contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Borrower and its Subsidiaries own good and defensible title to the Hydrocarbon Interests in the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor,
(iv) none of the Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the Effective Date or the most recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the Effective Date and (vi) attached thereto is a schedule of the proved Oil and Gas Properties of the Borrower and its Subsidiaries evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the Borrowing Base that the value (by NPV) of such Mortgaged Properties represent in compliance with Section 8.12(b).

     Section 8.13 Title Information.

     (a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by , the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 80% (by NPV) of the total Proved Reserves attributable to the Oil and Gas Properties evaluated in such Reserve Report, with such 80% first being satisfied from Proved Developed Producing Reserves, next from Proved Developed Nonproducing Reserves and thereafter from Proved Undeveloped Reserves.

     (b) If the Borrower has provided title information for additional Properties under Section 8.13(a), the Borrower shall, within forty-five (45) days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e), (g) and (h) of such definition) having an equivalent value or (iii) deliver title information in form and substance acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% (by NPV) of the Oil and Gas Properties evaluated by such Reserve Report.

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

     (c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 45-day period or the Borrower does not comply with the requirements to provide acceptable title information covering 80% (by NPV) of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default, but instead the Administrative Agent and/or the Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Lenders are not satisfied with title to any Mortgaged Property after the 45-day period has elapsed, such unacceptable
Mortgaged Property shall not count towards the 80% requirement, and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information on 80% (by NPV) of the Oil and Gas Properties evaluated in the most recent Reserve Report. This new Borrowing Base shall become effective immediately after receipt of such notice.

     Section 8.14. Additional Collateral; Additional Guarantors.

     (a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as contemplated by Section 8.12(b)(vi)) to ascertain whether the Mortgaged Properties represent at least 80% (by NPV) of the Oil and Gas Properties evaluated in the most recently completed Reserve Report, with such 80% first being satisfied from Proved Developed Producing, next from Proved Developed Nonproducing Reserves and thereafter from Proved Undeveloped Reserves. In the event that the Mortgaged Properties do not satisfy such 80% (by NPV), then the Borrower shall, and shall cause each Subsidiary to, grant, within forty-five (45) days of delivery of the certificate required under Section 8.12(b), to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Borrowing Base Properties will satisfy such 80% (by NPV). All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

     (b) In the event that the Borrower or any of its Subsidiary forms or acquires any Subsidiary, the Borrower or such Subsidiary shall promptly cause such new Subsidiary to guarantee the Indebtedness pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower or such Subsidiary shall, or shall cause such new Subsidiary to, (i) execute and deliver a supplement to the Guaranty Agreement executed by such new Subsidiary, (ii) pledge all of the Equity Interests of such new Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity


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

Interests of such Subsidiary, together with an appropriateundated stock powers for each certificate duly executed in blank by the registered owner thereof) and
(iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

     Section 8.15 ERISA Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service of the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, and immediately upon becoming aware of the occurrence of any "prohibited transaction" as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

     Section 8.16 Marketing Activities. The Borrower will not, and will not permit any Subsidiary to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (a) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from its proved Oil and Gas Properties during the period of such contract, (b) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower or any Subsidiary that the Borrower or any Subsidiary has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (c) other contracts for the purchase and/or sale of Hydrocarbons of third parties (i) which have generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no "position" is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.

     Section 8.17 Hedging Agreements. Subject to Section 9.18, during the term of this Agreement, Borrower shall maintain Hedging Agreements that satisfy the following requirements: (i) the Hedging Agreements shall be implemented pursuant to a hedging strategy satisfactory to the Administrative Agent, (ii) the Hedging Agreements shall be with an Approved Counterparty, and (iii) the Hedging Agreements shall, in the aggregate, cover at least forty-five percent (45%) of estimated Hydrocarbons to be produced during a rolling 24-month period from the Proved Developed Producing Reserves reflected in the most recent Reserve Report. Notwithstanding the foregoing, the Lenders and the Administrative Agent acknowledge that the Borrower does not maintain any Hedging Agreement as of the Effective Date and shall not be required to satisfy in full the requirements of this Section 8.17 until the expiration of the 120th day after the Effective Date; provided, however, that (i) within 30 days of the Effective Date the Borrower shall maintain Hedging Agreements coveting at least fifteen percent (15%) of estimated Hydrocarbons to be produced during a rolling 24-month period from the Proved Developed Producing Reserves reflected in the Initial Reserve Report, and (ii) 60 days of the Effective Date the Borrower shall maintain Hedging Agreements coveting at least thirty percent (30%) of estimated Hydrocarbons to be produced during a rolling 24-month period from the Proved Developed Producing Reserves reflected in the Initial Reserve Report.

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

     Section 8.18 Operating Accounts. The Borrower will, and will cause each Subsidiary to, maintain all of its bank accounts with Administrative Agent. The Borrower and each Subsidiary will cause all of its receipts to be paid directly into one or more operating or other accounts maintained with the Adminstrative Agent by the payors thereof, including by instructing the first purchasers of production or the operators, as applicable, of the Borrower's and each Subsidiary's Properties to pay the proceeds of the sales of production from any and all of the Borrower's and each Subsidiary's Properties into such account and by agreeing with any and all counterparties to any Hedging Agreement with the Borrower or its Subsidiaries that any proceeds due the Borrower from such Hedging Agreement shall be deposited in such account.

                                   ARTICLE IX
                               Negative Covenants

      Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     Section 9.01 Financial Covenants.

     (a) Total Funded Debt to EBITDAX. The Borrower will not, at any time, permit its ratio of Total Funded Debt as of such time to EBITDAX to be greater than or equal to 3.5 to 1.0, determined at the fiscal year ending August 31, 2012, and each fiscal quarter thereafter.

     (b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) current assets (excluding current assets resulting from requirements of ASC Topic 815) plus unused availability under the total Commitments (but only to the extent that the conditions to borrowing are able to be met at such time) to (ii) current liabilities (excluding the current portion of the sum of each Lender's Commitment and current liabilities resulting from the requirements of ASC Topic 815), determined at the end of fiscal year ending August 31, 2012, and each quarter thereafter, to be less than 1.0 to 1.0.

     (c) Ratio of EBITDAX to Interest and Fees. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of EBITDAX divided by 4 to the sum of interest expense for such fiscal quarter, to be less than or equal to 3.5 to 1.0, determined at the end of the fiscal year ending August 31, 2012, and each quarter thereafter.

     (d) Ratio of Total Funded Debt to Total Capitalization. The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of its Total Funded Debt as of such time to its Total Capitalization as of such time to be greater than or equal to 0.35 to 1.0.

     Section 9.02 Debt. The Borrower will not, and will not permit any Subsidiary to, incur, create, assume or suffer to exist any Debt, except:

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     (a) the Notes or other Indebtedness arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Indebtedness arising under the Loan Documents;

     (b) endorsements of negotiable instruments for collection in the ordinary course of business;

     (c) other unsecured Debt not to exceed $200,000 in the aggregate any one time outstanding; and

     (d)  Debt  associated  with  bonds  or  surety   obligations   required  by
Governmental Requirements in connection with the operation of, or provision for the abandonment and remediation of, the Oil and Gas Properties.

     Section 9.03 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any of its Property (now owned or hereafter acquired), except:

     (a) Liens securing the payment of any Indebtedness; and

     (b) Excepted Liens.

     Section 9.04 Dividends and Distributions. The Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its to its shareholders or make any distribution of its Property to its Equity Interest holders.

     Section 9.05 Investments, Loans and Advances. The Borrower will not, and will not permit any Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

     (a) accounts receivable arising in the ordinary course of business;

     (b) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of acquisition thereof;

     (c) commercial paper maturing within one year from the date of acquisition thereof rated in the highest grade by S&P or Moody's;

     (d) deposit accounts or deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any other Person at any office located in the United States which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively;

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     (e) deposits in money market funds  investing  exclusively  in  Investments described in Section 9.05(b), Section 9.05(c) or Section 9.05(d);

     (f) investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the onshore continental boundaries of the United States of America;

     (g) investments in direct ownership interests in, or, subject to Section 9.15, to acquire new Subsidiaries that own, additional Oil and Gas Properties and all other assets related to the business permitted under Section 9.06;

     (h) investments made by any Guarantor in or to the Borrower or any other Guarantor;

     (i) entry into operating agreements, working interests, royalty interests, mineral leases, processing agreements, farm-out agreements, contracts for the sale, transportation or exchange of oil and natural gas, unitization agreements, pooling arrangements, area of mutual interest agreements, production sharing agreements or other similar or customary agreements, transactions, properties, interests or arrangements, and Investments and expenditures in connection therewith or pursuant thereto, in each case made or entered into in the ordinary course of the oil and gas business, excluding, however, Investments in other Persons; provided, however, that none of the foregoing shall involve the incurrence of any Debt not permitted by Section 9.02; and

     (j) other Investments not to exceed $200,000 in the aggregate at any time.

     Section 9.06 Nature of Business. The Borrower will not allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. From and after the date hereof, the Borrower and its Subsidiaries will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties not located within the onshore continental boundaries of the United States.

     Section 9.07 Limitation on Leases. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Subsidiaries pursuant to all such leases or lease agreements, including any residual payments at the end of any lease, to exceed $100,000 in any period of twelve consecutive calendar months during the life of such leases.

     Section 9.08 Proceeds of Notes. The Borrower will not, and will not permit any Subsidiary to, use the proceeds of the Notes for any purpose other than those permitted by Section 7.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any


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of the Loan Documents to violate Regulations T,U or X or any other regulation of the Board or to violate section 7(a) of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

     Section 9.09 ERISA Compliance. The Borrower will not, and will not permit any Subsidiary to, at any time:

     (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c),
(i), (l) or (m) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code if such penalty or liability could reasonably be expected to result in a Material Adverse Effect.

     (b) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidairy or any ERISA Affiliate is required to pay as contributions thereto if such failure could reasonably be expected to result in a Material Adverse Effect.

     (c) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to (i) any employee welfare benefit plan, as defined in section 3(1) of ERISA, including any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability, or (ii) any employee pension benefit plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.

     Section 9.10 Mergers, Etc. The Borrower will not, and will not permit any Subsidiary to, merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person (whether now owned or hereafter acquired), or liquidate or dissolve; provided that any Subsidiary may participate in a consolidation with (i) the Borrower so long as the Borrower shall be the continuing or surviving entity or (ii) any other Subsidiary (provided that if one of such Subsidiaries is a wholly-owned Subsidiary, then the surviving Person shall be a wholly-owned Subsidiary).

     Section 9.11 Sale of Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, farm-out, convey or otherwise transfer
(including through the sale of a production payment or overriding royalty interest) any of its Oil and Gas Properties except for (a) the sale of Hydrocarbons in the ordinary course of business; (b) farmouts or similar arrangements related to undeveloped acreage and assignments in connection with such farmouts or similar arrangements; provided that any farmouts or similar


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arrangements  that relate to Oil and Gas Property  included in the most recently delivered Reserve Report shall require the approval of the Administrative Agent if such farmouts or similar arrangements over any rolling 12-month period relate to Oil and Gas Properties that have an NPV in excess of five percent (5%) of the Borrowing Base then in effect, but such consent shall only be required for those farmouts or similar arrangements in excess of such amount; (c) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or any Subsidiary or that is replaced by equipment of at least comparable value and use; (d) the sale or other disposition (including Casualty Events and any indirect sale of properties by the sale of a Subsidiary) of any Oil and Gas Property or any interest therein; provided that (i) 100% of the consideration received in respect of such sale or other disposition shall be cash, (ii) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein subject to such sale or other disposition (as reasonably determined by the board of directors of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), (iii) if such Oil and Gas Property was included in the most recently delivered Reserve Report and has a fair market value in excess of $200,000, individually or in the aggregate, the Borrowing Base shall automatically be reduced pursuant to Section 2.07(f)(ii), by an amount equal to the value, if any, assigned such Oil and Gas Property in the most recently delivered Reserve Report and (iv) if any such sale or other disposition is of a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Subsidiary;
(e) the disposition of Oil and Gas Properties in exchange for fair consideration in the form of either (i) other Oil and Gas Properties of a similar use or purpose or (ii) an operator's commitment to drill an oil or natural gas well; provided that in the case of each of subclauses (i) and (ii) above, the consideration received is of equivalent or greater fair market value as the properties being disposed of (as reasonably determined by the board of directors of the Borrower) and, to the extent applicable, the Borrower has delivered title information and mortgages covering the Oil and Gas Properties received by the Borrower as may be required pursuant to Section 8.13 and Section 8.14; and sales and other dispositions of Properties not regulated by Section 9.11(a) to Section 9.11(e) having a fair market value not to exceed five percent (5%) of the Borrowing Base then in effect during any twelve (12) month period. If following any Redetermination Date (and prior to the next Redetermination Date), the Borrower and its Subsidiaries, in the aggregate, directly or indirectly sells (whether through one or more transactions) Oil and Gas Properties having a borrowing base value equal to or in excess of ten percent (10%) of the aggregate borrowing base value of all Oil and Gas Properties of the Borrower and its Subsidiaries, as determined by the Administrative Agent based upon the most recent Reserve Report, the Required Lenders shall have the right to request an additional Borrowing Base determination in accordance with Section 2.07(b). The Administrative Agent shall reasonably cooperate with Borrower, at Borrower's cost and expense, to promptly provide a release of lien for any Oil and Gas
Property that is being transferred or conveyed by the Borrower or its Subsidiaries in accordance with this Section 9.11, provided that Borrower provides the Administrative Agent with any documents or certificates reasonably requested by the Administrative Agent to establish compliance with this Section 9.11.

     Section 9.12 Environmental Matters. The Borrower will not, and will not permit any Subsidiary to, cause or permit any of its Properties to be in violation of, or do anything or permit anything to be done which will subject any such Properties to a Release or threatened Release of Hazardous Materials,


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

exposure to any Hazardous Materials,or to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations, Release or threatened Release, exposure, or Remedial work could reasonably be expected to have a Material Adverse Effect.

     Section 9.13 Material Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into or amend or otherwise modify any Material Agreement or any other contract or agreement that involves an individual commitment from such Person of more than $200,000 in the aggregate in any twelve
(12) month period, except for contracts for the acquisition and/or development of Oil and Gas Properties.

     Section 9.14 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including any purchase, sale, lease or exchange of Property or the rendering of any service or the making of any loan, with any Affiliate (other than a Guarantor) or shareholder of the Borrower unless such transactions are otherwise permitted under this Agreement and are upon terms no less favorable to it than it would obtain in a comparable arm's length transaction with an independent third party.

     Section 9.15 Subsidiaries. The Borrower shall not, and will not permit any Subsidiary to, create or acquire any Subsidiary without the prior written consent of the Administrative Agent, which consent shall not to be unreasonably withheld; provided that any such consent shall be conditioned on such amendments and conditions precedents as the Administrative Agent and the Required Lenders shall reasonably require, including, without limitation, that the Borrower, contemporaneously with the formation or acquisition of such Subsidiary, (a) cause such new Subsidiary to become a Guarantor to guarantee the Indebtedness and deliver to the Administrative Agent (x) an executed supplement or assumption agreement to the Guaranty Agreement in form and substance reasonably acceptable to the Administrative Agent, and (y) an executed supplement or assumption agreement to the Security Agreement, (b) pledge all of the Equity Interests of such new Subsidiary (including, without limitation, delivery of original stock certificates evidencing the Equity Interests of such new Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (c) execute and deliver, or cause to be delivered, such other additional closing documents, certificates, tribal consents and legal opinions as shall be requested by the Administrative Agent.

     Section 9.16 Negative Pledge Agreements. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement, the Security Instruments, or Capital Leases creating Liens permitted by Section 9.03) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Properties in favor of the Administrative Agent and the Lenders or which requires the consent of or notice to other Persons in connection therewith.

     Section 9.17 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not, and will not permit any Subsidiary to, allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any of its Subsidiaries that would require the Borrower or a Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor to exceed two percent (2%) of the Borrower's Proved Reserves of natural gas (on an mcf equivalent basis) in the aggregate.

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

     Section 9.18 Hedging Agreements. The Borrower shall neither assign, terminate, unwind nor sell any Hedging Agreements listed on Schedule 7.20. The Borrower shall not enter into Hedging Agreements in respect of commodities other than Hydrocarbons. In the case of Hydrocarbons, the Borrower shall not enter into Hedging Agreements if the effect thereof would be to cause the notional volumes of all Hedging Agreements and additional fixed-price physical off-take contracts, in the aggregate, to exceed (i) 85% of the projected production from the Borrower's Proved Developed Producing Reserves reflected in the most recently completed Reserve Report for any month continuing through and including the date that is twelve (12) months following the effective date of each such Hedging Agreement, (ii) 70% of the projected production from the Borrower's Proved Developed Producing Reserves for any month beginning at the expiration of the period in clause (i) and continuing through and including the date that is twelve (12) months following such date, (iii) 60% of the projected production from the Borrower's Proved Developed Producing Reserves for any month beginning at the expiration of the period in clause (ii) and continuing through and including the date that is twelve (12) months following such date and (iv) 50% of the projected production from the Borrower's Proved Developed Producing Reserves for any month beginning at the expiration of the period clause (iii) and continuing through and including the date that is twelve (12) months following such date (it being understood that any put contracts entered into for non speculative purposes shall not count against the above limitation). The Borrower shall not enter into Hedging Agreements converting interest rates. The Borrower shall not post any collateral to secure Hedging Agreements, except as contemplated by the Loan Documents in the case of a Secured Hedging Counterparty.

Section 9.19 Sale and Leasebacks. The Borrower will not, and will not permit any Subsidiary, to enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby Borrower shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which Borrower or any Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

     Section 9.20 Amendments to Organizational Documents. Without the prior written consent of the Lenders, the Borrower will not amend, or permit to be amended, its Organizational Documents or waive any right or obligation of any Person thereunder except to the extent such amendment or waiver could not reasonably be expected to adversely affect the rights and benefits of the Administrative Agent, the Lenders and/or other secured parties under this Agreement or any other Loan Document.

                                   ARTICLE X
                           Events of Default; Remedies

     Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

     (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise;

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

     (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days;

     (c) any representation or warranty made or deemed made by or on behalf of the Borrower in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

     (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in the Loan Documents;

     (e) the Borrower shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Debt, beyond any period of grace provided with respect thereto;

     (f) any event or condition occurs that results in any Material Debt becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Debt or any trustee or agent on its or their behalf to cause any Material Debt to become due (after taking into account any applicable period of grace with respect thereto), or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or an event or condition requires the Borrower to make an offer in respect thereof;

     (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for forty-five (45) days or an order or decree approving or ordering any of the foregoing shall be entered;

     (h) the Borrower shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(g), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

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

     (i) the Borrower shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

     (j) (i) one or more judgments for the payment of money in an aggregate amount in excess of $200,000 (to the extent not covered by independent third party insurance provided by insurers acceptable to the Administrative Agent as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Borrower, any Subsidiary or any combination thereof and, in either such case, the same shall remain undischarged for a period of forty-five (45) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower to enforce any such judgment;

     (k) the Borrower or an ERISA Affiliate is not in compliance with all material respects with ERISA and, where applicable, the Code regarding each Plan, except to the extent the failure to do so could not reasonably be expected to result in a Material Adverse Effect;

     (l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or its Affiliates shall so state in writing;

     (m) a Change in Control shall occur;

     (n) a failure to cure a Borrowing Base Deficiency as outlined in Section 3.04(c)(i) or (ii); and

     (o) an "Event of Default", "Termination Event" or "Additional Termination Event" (other than an "Event of Default", "Termination Event" or "Additional Termination Event" associated with a breach thereof by a Lender) shall occur under any Hedging Agreement between the Borrower and any Lender or Affiliate of any Lender (in each case after giving effect to any applicable grace periods).

     Section 10.02  Remedies.

     (a) In the case of an Event of Default other than one described in Section 10.01(g), Section 10.01(h) or Section 10.01(i), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable


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

may thereafter be declared to be due and payable),and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(i)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower; and in case of an Event of Default described in Section 10.01(g), Section 10.01(h) or Section 10.01(i), the Commitments shall automatically terminate and such Notes and the principal of such Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under such Notes and the other Loan Documents (including the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(i)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

     (b)  In  the  case  of  the   occurrence  of  an  Event  of  Default,   the
Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

     (c) All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied:

          (i) first, to payment or reimbursement of that portion of the Indebtedness constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such;

          (ii) second, pro rata to payment or reimbursement of that portion of the Indebtedness constituting fees, expenses and indemnities payable to the Lenders;

          (iii) third, pro rata to payment of accrued interest on the Loans;

          (iv) fourth, pro rata to payment of all other Indebtedness;

          (v)  fifth,   to  serve  as  cash   collateral   to  be  held  by  the
     Administrative Agent to secure LC Exposure; and

          (vi) sixth, any excess, after all of the Indebtedness shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

     Section 10.03 Limitation on Rights and WaiversSection 1.02 . All rights, powers and remedies herein conferred shall be exercisable by Administrative
Agent and any other Secured Party only to the extent not prohibited by applicable law; and all waivers and relinquishments of rights and similar matters shall only be effective to the extent such waivers or relinquishments are not prohibited by applicable law.

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


                                   ARTICLE XI
                            The Administrative Agent

     Section 11.01 Appointment; Powers. Each of the Lenders and each Issuing Bank hereby irrevocably (subject to Section 11.06) appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

     Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent's satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in Article VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto.

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     Section 11.03 Action by  Administrative  Agent.  The  Administrative  Agent
shall  have  no  duty  to  take  any   discretionary   action  or  exercise  any
discretionary   powers,   except   discretionary  rights  and  powers  expressly
contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Lenders and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of
the  Lenders.   If  a  Default  has  occurred  and  is   continuing,   then  the
Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in
the  best  interests  of  the  Lenders.   In  no  event,   however,   shall  the
Administrative   Agent  be  required  to  take  any  action  which  exposes  the
Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

     Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Issuing Banks and the Lenders hereby waive the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

     Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights


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and powers through their respective Related Parties. The exculpatory  provisions of the preceding Sections of this Article XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent,
and  shall  apply  to  their  respective   activities  in  connection  with  the
syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Section 11.06 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Lenders. Upon any such resignation or removal, the Lenders shall have the right, in consultation with the Borrower (provided no Event of Default then exist), to appoint a successor. If no successor shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Issuing Banks and Lenders, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Section 11.07 Administrative Agent as Lender. Each Person serving as an Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Administrative Agent hereunder.

     Section 11.08 No Reliance. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its


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Subsidiaries.  Except for notices,  reports and other  documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of such Agent or any of its Affiliates. In this regard, each Lender acknowledges that Faegre Baker Daniels is acting in this transaction as counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

     Section 11.0 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Indebtedness that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding;

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Indebtedness or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     Section 11.10 Authority of Administrative Agent to Release Collateral and Liens. Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents. Each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of


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Liens,  termination  statements,   assignments  or  other  documents  reasonably
requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.11 or is otherwise authorized by the terms of the Loan Documents.

                                  ARTICLE XII
                                  Miscellaneous

     Section 12.01 Notices.

     (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile transmission, as follows:

          (i) if to the Borrower, to it at: Synergy Resources Corporation 20203 Highway 60 Platteville, CO 80651, Attention: Edward Holloway, CEO and Director (facsimile number 970-737-1073;

          (ii) if to the Administrative Agent, to it at: Community Banks of Colorado, 3780 West 10th Street, Greeley, Colorado 80634, Attention: Sarah Burchett, Vice President (facsimile number 855-621-4025); and

          (iii) if to any other Lender, to it at its address (or facsimile number) set forth on its signature page to this Agreement or, if applicable, any Assignment and Assumption.

     (b) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by facsimile shall be deemed to have been given when sent (except that, if not sent during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 12.01(c), shall be effective as provided in Section 12.01(c).

     (c) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II, Article III, Article IV and Article V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

     (d) Any party hereto may change its address or facsimile transmission number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

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     Section 12.02 Waivers; Amendments.

     (a) No failure on the part of the Administrative Agent, any Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any provision hereof nor any Security Instrument nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lenders or by the Borrower and the Administrative Agent with the consent of the Lenders; provided that no such agreement shall (i) increase the Commitment or the Maximum Credit Amount of any Lender without the written consent of such Lender, (ii) increase the Borrowing Base without the written consent of each Lender, decrease or maintain the Borrowing Base without the written consent of each Lender (other than any Defaulting Lender), or modify
Section 2.07 in any manner without the consent of each Lender (other than any Defaulting Lender); provided that a Scheduled Redetermination may be postponed by the Lenders, (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Indebtedness hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment or prepayment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Indebtedness hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date without the written consent of each Lender affected thereby,
(v) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vi) waive or amend Section 3.04(c), Section 6.01, Section 8.14,
Section 10.02(c) or Section 12.14, without the written consent of each Lender (other than any Defaulting Lender), or (vii) change any of the provisions of this Section 12.02(b) or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender (other than any Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or such


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Issuing Bank, as the case may be. Notwithstanding the foregoing,  any supplement to Schedule 7.24 (Material Agreements) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

     Section 12.03 Expenses, Indemnity; Damage Waiver.

     (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lenders, including the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals, in connection with the credit facilities provided for herein, the investigation, preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent and any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iv) all reasonable out-of-pocket expenses incurred by any Administrative Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

     (b) THE BORROWER AND THE GUARANTORS SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF THE BORROWER OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL


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

REQUIREMENT,(iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING (A) ANY REFUSAL BY ANY ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT ISSUED BY SUCH ISSUING BANK IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS SUBSIDIARIES BY THE BORROWER AND ITS SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES OR OPERATIONS, INCLUDING THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS MATERIALS ON OR AT ANY OF THEIR PROPERTIES, (ix) THE BREACH OR NON-COMPLIANCE BY THE BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY, (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xi) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS MATERIALS ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, (xii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF IT SUBSIDIARIES, OR
(xiii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xiv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED


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THAT SUCH INDEMNITY SHALL NOT,AS TO ANY  INDEMNITEE,  BE AVAILABLE TO THE EXTENT
THAT  SUCH  LOSSES,  CLAIMS,  DAMAGES,   LIABILITIES  OR  RELATED  EXPENSES  ARE
DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

     (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any Issuing Bank under Section 12.03(a) or (b), each Lender severally agrees to pay to the Administrative Agent or such Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or such Issuing Bank in its capacity as such.

     (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

     (e) All amounts due under this Section 12.03 shall be payable promptly after written demand therefor.

     Section 12.04 Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

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               (A) the Borrower,  provided that no consent of the Borrower shall be required if such assignment is to a Lender, an Affiliate of a Lender or, if an Event of Default has occurred and is continuing, is to any other assignee; and

               (B) the Administrative Agent and Issuing Bank, provided that no consent of the Administrative Agent or Issuing Bank shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

          (ii)  Assignments  shall  be  subject  to  the  following   additional
     conditions:

               (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower, the Administrative Agent and the Issuing Banks otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

               (B) each partial  assignment  shall be made as an assignment of a
          proportionate   part  of  all  the  assigning   Lender's   rights  and
          obligations under this Agreement;

               (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing fee of $3,500; and

               (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any information reasonably requested by the Administrative Agent in connection with its duties hereunder.

          (iii) Subject to Section 12.04(b)(iv) and the acceptance thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning
     Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

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          (iv) The Administrative  Agent, acting for this purpose as an agent of the Borrower, shall maintain at its office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, each Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, each Issuing Bank and each Lender.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's providing any information reasonably requested by the Administrative Agent in connection with its duties hereunder, the processing and recordation fee referred to in Section 12.04(b) and any written consent to such assignment required by this Section 12.04(b), the Administrative Agent all accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this
     Section 12.04(b).

     (c) (i) Any Lender may, without the consent of the Borrower, or the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section
12.02 that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of . Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section
12.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender.

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Each Lender that sells a participation  shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States
Treasury  Regulations.   The  entries  in  the  Participant  Register  shall  be
conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

          (ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.

     (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement, including to a trustee or other pledgee, to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (e) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower and the Guarantors to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state, or to meet the requirements of any exemption to such registration or qualification requirements.

     (f) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would be to an Affiliate of the Borrower.

     Section 12.05 Survival; Revival; Reinstatement.

     (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the


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Administrative  Agent,  any  Issuing  Bank or any  Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03 and
Section 12.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

     (b) To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

     Section 12.06  Counterparts; Integration; Effectiveness.

     (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     (b) This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     (c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

     Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and


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enforceability of the remaining  provisions hereof or thereof, and the remaining provisions hereof and thereof shall remain in full force and effect and shall be liberally construed to carry out the provisions and intent hereof and thereof; provided, that if any one or more of the provisions contained in this Agreement or any other Loan Document shall be determined or held to be invalid or unenforceable because such provision is overly broad as to duration, geographic scope, activity, subject or otherwise, such provision shall be deemed amended (and any court or other tribunal is hereby authorized to reform this Agreement accordingly) by limiting and reducing it to the minimum extent necessary to make such provision valid and enforceable; provided further, that the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including obligations under Hedging Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrower or any Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section
12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

     Section 12.09 Governing Law; Jurisdiction; Consent to Service of Process.

     (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF COLORADO LOCATED IN THE COUNTY OF DENVER OR THE COLORADO DISTRICT COURT FOR THE UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

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

     (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO
SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

     (d) EACH PARTY HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE, AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

     Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 12.11 Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to potential investors, rating agencies, and secured parties, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (c) to the extent requested by any regulatory authority, (d) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (e) to any other party to this Agreement or any other Loan Document, (f) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this


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Agreement or any other Loan Document or the  enforcement of rights  hereunder or thereunder, (g) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Hedging Agreement relating to the Borrower and its obligations, (h) with the consent of the Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section 12.11, "Information" means all information received from the Borrower relating to the Borrower and its
business,   other  than  any  such   information   that  is   available  to  the
Administrative Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information (assuming such Person's degree of care in maintaining the confidentiality of its own confidential information is reasonable).

     Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Colorado or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then, to the extent permitted by applicable law, the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12.

     Section 12.13 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     Section 12.14 Collateral Matters; Hedging Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to any Secured Hedging Agreement on a pro rata basis in respect of any obligations of the Borrower.

     Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and the Issuing Banks to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document (except to the extent it is a party thereto) against the Administrative Agent, any Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries other than Secured Hedging Counterparties.

     Section 12.16 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

     Section 12.17 Existing Credit Agreement. This Agreement amends and restates the Existing Credit Agreement in its entirety. On the date of the initial funding of Loans hereunder, all amounts outstanding under the Existing Credit Agreement shall be paid in full with the proceeds of such Loans and the "Commitments" (as defined in the Existing Credit Agreement) thereunder shall be terminated. Each Lender that was a party to the Existing Credit Agreement hereby agrees to return to the Borrower, with reasonable promptness, any note delivered by the Borrower to such Lender in connection with the Existing Credit Agreement upon receipt of its new Note, if any, delivered pursuant to this Agreement.


                            [SIGNATURE PAGES FOLLOW]

      The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                                 SYNERGY RESOURCES CORPORATION


                                          By:   /s/ Edward Holloway
                                                ------------------------------
                                          Name: Edward Holloway
                                          Title:Chief Executive Officer

ADMINISTRATIVE AGENT:                     COMMUNITY BANKS OF
                                          COLORADO,
                                          as Administrative Agent


                                          By:   /s/ Sarah Burchett
                                                ------------------------------
                                          Name: Sarah Burchett
                                          Title: Vice President

LENDERS:                                  COMMUNITY BANKS OF
                                          COLORADO,
                                          as a Lender


                                          By:   /s/ Sarah Burchett
                                                ------------------------------
                                          Name: Sarah Burchett
                                          Title:Vice President

                                          COBIZ BANK, A COLORADO CORPORATION,
                                          DBA COLORADO BUSINESS BANK,
                                          as a Lender


                                          By:   /s/ Douglas K. Derks
                                                ------------------------------
                                          Name:  Douglas K. Derks
                                          Title: Senior Vice President


                                          Address:
                                          Colorado Business Bank
                                          Attn: Douglas Derks/Diane Bowen
                                          15710 W. Colfax Ave.
                                          Golden, CO  80401

                                          AMEGY BANK NATIONAL ASSOCIATION,
                                          as a Lender


                                          By:   Kevin Donaldson
                                                ------------------------------
                                          Name: Kevin Donaldson
                                          Title:Senior Vice President


                                          Address:
                                          Amegy Bank National Association
                                          4400 Post Oak Parkway
                                          Houston, Texas 77027

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

                        Aggregate Maximum Credit Amounts

         Name of Lender          Applicable     Maximum Credit     Amount of
                                 Percentage       Amount       Commitment on the
                                                                 Effective Date

Community Banks of Colorado       46.8085%       $70,212,750       $22,000,000

CoBiz Bank, a Colorado
  corporation, dba Colorado
  Business Bank                   21.2766%       $31,914,900       $10,000,000

Amegy Bank National Association   31.9149%       $47,872,350       $15,000,000
                                 ---------      ------------      ------------

             TOTAL               100.0000%      $150,000,000      $47,000,000

RECORDING REQUESTED BY AND    )
WHEN RECORDED RETURN TO:      )
                              )
Charles Bybee                 )
Faegre Baker Daniels LLP      )
3200 Wells Fargo Center       )
1700 Lincoln Street           )
Denver, Colorado, 80203       )
                              )
-------------------------------------------------------------------------------



 AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF
     AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING STATEMENT


                                      FROM


                         SYNERGY RESOURCES CORPORATION,



                                  AS BORROWER,


                                       TO

                          COMMUNITY BANKS OF COLORADO,



                                AS SECURED PARTY

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES FUTURE ADVANCES AND OBLIGATIONS ARISING FROM A REVOLVING CREDIT ARRANGEMENT (UP TO A MAXIMUM PRINCIPAL AMOUNT OF $175,000,000), AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS OIL AND GAS, AS-EXTRACTED COLLATERAL, AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED AS THE MORTGAGED PROPERTY HEREIN. THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL/IMMOVABLE PROPERTY DESCRIBED HEREIN, AND IT IS TO BE FILED FOR RECORD AS A FIXTURE FILING, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO.

BORROWER HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.01 OF THIS INSTRUMENT.

                             TABLE OF CONTENTS

                                                                            Page


ARTICLE I Grant of Lien and Obligations Secured..............................3

   Section 1.01  Grant of Liens..............................................3
   Section 1.02  Grant of Security Interest..................................6
   Section 1.03  Real Property in Weld County Colorado.
   Section 1.04  Real Property in Boulder County Colorado.
   Section 1.05  Obligations  Secured.  This  Agreement  is executed  and
                 delivered   by  Borrower  to  secure  and  enforce  the
                 following (collectively, the "Obligations"):................7
   Section 1.06  Fixture Filing, As-extracted Collateral, Etc................8
   Section 1.07  Pro Rata Benefit............................................8
   Section 1.08  Defined Terms...............................................9
   Section 1.09  Certain Definitions.........................................9

ARTICLE II Assignment of As-Extracted Collateral.............................9

   Section 2.01  Assignment..................................................9
   Section 2.02  No Modification of Payment Obligations.....................10
   Section 2.03  Rights of Producers........................................11

ARTICLE III Representations, Warranties and Covenants.........................

   Section 3.01  Title......................................................11
   Section 3.02  Perfected Liens; Defend Title; Further Assurances..........11
   Section 3.03  Further Assurances.........................................12
   Section 3.04  Not a Foreign Person.......................................13
   Section 3.05  Power to Create Lien and Security..........................13
   Section 3.06  Revenue and Cost Bearing Interest..........................13
   Section 3.07  Rentals Paid; Leases in Effect.............................13
   Section 3.08  Operation of Mortgaged Property, Etc.......................14
   Section 3.09  Operation By Third Parties.................................14
   Section 3.10  Abandon, Sales.............................................14
   Section 3.11  Instruments and Chattel Paper..............................15
   Section 3.12  Limitations  on  Modifications,  Waivers,  Extensions of
                 Agreements Giving Rise to Accounts.........................15
   Section 3.13  Insurance..................................................15
   Section 3.14  Further Identification of Collateral.......................15
   Section 3.15  Failure to Perform.........................................16

ARTICLE IV Rights and Remedies..............................................16

   Section 4.01  Event of Default...........................................16
   Section 4.02  Foreclosure by Advertisement and Sale......................16
   Section 4.03  Collections on Accounts, Etc.................................
   Section 4.04  Proceeds...................................................20
   Section 4.05  Agents.....................................................20
   Section 4.06  Judicial Foreclosure; Receivership.........................20
   Section 4.07  Foreclosure for Installments...............................21
   Section 4.08  Separate Sales.............................................21
   Section 4.09  Possession of Mortgaged Property and Collateral............21
   Section 4.10  Remedies Cumulative, Concurrent and Nonexclusive...........22
   Section 4.11  No Release of Obligations..................................22
   Section 4.12  No Impairment of Security..................................23
   Section 4.13  Release of and Resort to Collateral........................23
   Section 4.14  Waiver of Redemption,  Notice and Marshalling of Assets,
                 Etc........................................................23
   Section 4.15  Discontinuance of Proceedings..............................24
   Section 4.16  Application of Proceeds....................................24
   Section 4.17  Resignation of Operator....................................24
   Section 4.18  Indemnity..................................................24
   Section 4.19  Secured Party Not "Secured Party-In-Possession"............25

ARTICLE V Attorney-in-Fact..................................................25

   Section 5.01  Secured Party Attorney-In-Fact.............................25

ARTICLE VI Miscellaneous....................................................26

   Section 6.01  Instrument Construed as Mortgage, Etc; Perpetuities........26
   Section 6.02  Release of Mortgage........................................26
   Section 6.03  Severability...............................................26
   Section 6.04  Partial Releases...........................................26
   Section 6.05  Successors and Assigns of Parties..........................26
   Section 6.06  Satisfaction of Prior Encumbrance..........................26
   Section 6.07  Subrogation of Secured Party...............................27
   Section 6.08  Nature of Covenants........................................27
   Section 6.09  Notices....................................................27
   Section 6.10  Counterparts...............................................27
   Section 6.11  Governing Law..............................................27
   Section 6.12  Exculpation Provisions.....................................28
   Section 6.13  Terms Generally; Rules of Construction.....................28
   Section 6.14  Recording..................................................29
   Section 6.15  Application of Payments to Certain Obligations.............29
   Section 6.16  Financing Statement; Fixture Filing........................29


  Exhibit A.      Hydrocarbon Property

   AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF
       AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING STATEMENT

          This AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Agreement") dated as of November 28, 2012 (the "Effective Date") is from SYNERGY RESOURCES CORPORATION, a Colorado corporation ("Borrower"), and to the Public Trustee of Weld County, Colorado (the "Weld Trustee") and to the Public Trustee of Boulder County, Colorado (the "Boulder Trustee" and together with the Weld Trustee, the "Trustees" and each "Trustee") and to and for the benefit of COMMUNITY BANKS OF COLORADO, a division of NBH Bank, N.A., as Administrative Agent ("Secured Party"), for the benefit of itself and the Secured Creditors (as defined below).

                               R E C I T A L S:

      A. Borrower and Secured Party, formally known as Bank of Choice, a division of Bank Midwest, N.A. (in its capacity as lender under the Existing Credit Agreement, the "Predecessor Lender"), previously entered into that certain Loan Agreement effective November 30, 2011, as amended by that Amendment #1 to Loan Agreement, dated as of April 23, 2012 and by that Amendment #2 to Loan Agreement, dated as of October 18, 2012 (as amended, supplemented and modified prior to the date of this Agreement, the "Existing Credit Agreement"), pursuant to which the Predecessor Lender made loans and other extensions of credit to Borrower.

      B. The indebtedness, obligations and liabilities of Borrower arising under the Existing Credit Agreement and the other Loan Documents (solely in this instance, as defined in the Existing Credit Agreement) (the "Existing Obligations"), were secured by, among other things, that certain Deed of Trust, Mortgage, Security Agreement, Financing Statement and Fixture Filing, dated as of November 30, 2011, as amended by that Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 23, 2012 and by that Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 18, 2012 (as amended before the date of this Agreement, the "Existing Mortgage"), by which Borrower granted liens on and security interests in certain properties to the Predecessor Lender, including the Collateral (defined below).

      C. Borrower, the Lenders, and Secured Party have amended and restated the Existing Credit Agreement as of the date hereof (such agreement, as may from time to time be modified, amended, supplemented or restated, the "Credit Agreement") which amends and restates in its entirety the Existing Credit Agreement to provide, among other things: the appointment of Secured Party as administrative agent, the refinancing of the Existing Credit Agreement, and for the extension of credit for general corporate purposes of Borrower, including, without limitation, working capital and capital expenditures related to the acquisition, development and production of oil and gas properties.

      D. Borrower and certain Secured Hedging Counterparties have or may enter into certain Secured Hedging Agreements (collectively, the "Secured Hedging Agreements"). The Credit Agreement, the Secured Hedging Agreements and the other Loan Documents are collectively referred to herein as the "Secured Transaction Documents").

      E. Secured Party and the other Secured Creditors have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by Borrower of this Agreement, and Borrower has agreed to enter into this Agreement to secure the Obligations as defined herein.

      F. Effective as of the date hereof, the parties hereto hereby acknowledge and agree that (a) the Existing Mortgage is being amended and restated as set forth in this Agreement, (b) the Existing Obligations are not being satisfied or extinguished but rather are being carried forward as set forth in the Credit Agreement and Notes executed pursuant thereto, and (c) the liens created and evidenced by the Existing Mortgage shall not be released, extinguished or otherwise impaired, but shall continue to secure such carried forward indebtedness and obligations with the same priority of lien.

      G. In connection with Secured Party's appointment as administrative agent under the Credit Agreement, the Predecessor Lender has agreed to assign all liens and security interests securing the payment of the Existing Obligations, including, without limitation, the Existing Mortgage, to Secured Party in its capacity as Administrative Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors.

      H. In furtherance of the foregoing, (a) the Predecessor Lender, Secured Party and Borrower desire to provide for the assignment of record of all right, title and interest of Predecessor Lender in, to and under the Existing Mortgage, to Secured Party in its capacity as Administrative Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors, and (b) Secured Party and Borrower desire to amend and restate the Existing Mortgage to evidence and reflect the assignment of certain of the rights and obligations of Predecessor Lender under the Existing Mortgage to Secured Party in its capacity as Administrative Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors and the inclusion of certain properties as additional Mortgaged Property to secure the payment and performance of the Obligations, including, without limitation, the obligations and indebtedness otherwise described in the Existing Mortgage and the amendment and restatement of the Existing Credit Agreement in the form of the Credit Agreement.

      I. Now, therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees with Secured Party as follows:

                                   ARTICLE I
                      Grant of Lien and Obligations Secured

     Section 1.01 Grant of Liens. To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined herein) and the performance of the covenants and obligations herein contained, Borrower does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY unto Secured Party, WITH POWER OF SALE and right of entry and possession for the use and benefit of Secured Party and the Secured Creditors, the real and personal property, rights, titles, interests and estates described in Section 1.01(a) through (h) (collectively called the "Mortgaged Property"):

     (a) All rights, titles, interests and estates now owned or hereafter acquired by Borrower (including all royalty, net revenue and working interests) in and to (1) the oil and gas leases and/or oil, gas, other liquid or gaseous hydrocarbon leases, and other mineral leases and other interests and estates and lands and premises covered or affected thereby which are described on Exhibit A hereto (the "Subject Leases"), and (2) the wells (whether oil, gas or otherwise) identified on Exhibit A (the "Subject Wells") together with all lands that are located within the Spacing Unit (as defined below) for each Subject Well (all such rights, titles and estates described in this clause (a) being collectively referred to as the "Hydrocarbon Property").

     (b) All rights, titles, interests and estates now owned or hereafter acquired by Borrower in and to (1) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (2) all presently existing or future unitization, communitization, spacing, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any federal, state or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which pertain to all or any portion of the Hydrocarbon Property; (3) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, water use agreements, CO2 purchase agreements, transportation agreements, equipment leases and other agreements but only to the extent they specifically relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property or to the production, sale, purchase, exchange, processing, injection, extraction, handling, storage, transporting or marketing of the Hydrocarbons (as hereinafter defined) from or attributable to such Hydrocarbon Property or interests; (4) all geological, geophysical, engineering, accounting, title, legal and other technical or business data concerning the Hydrocarbon Property, which are in the possession of Borrower or in which Borrower can grant a security interest, and all books, files, records, magnetic media, computer records and other forms of recording or obtaining access to such data; and (5) the Hydrocarbon Property even though Borrower's interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or Borrower's interests therein be omitted; it being intended by Borrower and Secured Party herein to cover and affect hereby all interests which Borrower may now own or may hereafter acquire in and to the Hydrocarbon Property.

     (c) All of Borrower's rights, titles and interests in and to all easements, rights-of-way, or similar property interests or surface rights related to the Subject Leases or the Spacing Units associated with the Subject Wells, and all related licenses and permits, together with all present and future rights, titles, easements and estates now owned or hereafter acquired by Borrower under or in connection with such interests (all of which properties described in this Section 1.01(c) are referred to collectively as the "Surface Rights").

     (d) All rights, titles, interests and estates now owned or hereafter acquired by Borrower in and to all oil, gas, casinghead gas, drip gas, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom (collectively called the "Hydrocarbons"), in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands spaced, pooled or unitized therewith and Borrower's interests therein, including Borrower's interests in all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands spaced, pooled or unitized therewith and Borrower's interests therein which are subjected to the Liens and security interests of this Agreement and including specifically all Liens and security interests in such Hydrocarbons securing payment of proceeds resulting from the sale of Hydrocarbons.

     (e) All tenements, hereditaments, appurtenances and properties in any way appertaining, belonging, affixed or incidental to the Hydrocarbon Property and the Surface Rights, rights, titles, interests and estates described or referred to in Section 1.01(a) through (c), which are now owned or which may hereafter be acquired by Borrower, including any and all property, real or personal, immovable or movable, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith and the Surface Rights (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including Borrower's interest (if any) in any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, steam generation facilities, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

     (f) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien and security interest hereof by Borrower or by anyone on Borrower's behalf; and Secured Party is hereby authorized to receive the same at any time as additional security hereunder.

     (g) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Borrower in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Liens to which any of the Hydrocarbon Property rights, titles, interests or estates are subject; all rights of Borrower to Liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Borrower in and to the Hydrocarbon Property rights, titles, interests or estates.

     (h) All property of every kind and character which Borrower has or at any time hereafter acquires, whether real or personal property, tangible or intangible, or mixed, all other interests of every kind and character in and to the types and items of property and interests described in Section 1.01(a) through (g) preceding to the extent such properties are used or useful in connection with the Hydrocarbon Properties, and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired, including, without limitation:

          (i) All present and future personal property which is used or useful in connection with the Hydrocarbon Property;

          (ii) All present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the property and interests described above;

          (iii) All present and future As-extracted collateral, Accounts, Goods, Equipment, Inventory, contract rights, General Intangibles (including, without limitation, rights in and under any hedging agreements), Chattel Paper, Documents, Instruments, Fixtures, Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing), all books and records pertaining to the Hydrocarbon Property, Deposit Accounts (other than payroll, withholding tax and other fiduciary Deposit Accounts), Commodity Accounts, Hydrocarbons, cash and noncash Proceeds, and other rights and other Supporting Obligations arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds or unearned insurance premiums payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Hydrocarbons or the Hydrocarbon Property;

      TO HAVE AND TO HOLD the Mortgaged Property unto Secured Party and its successors and assigns, for the use and benefit of the Secured Creditors, to secure the payment of the Obligations and to secure the performance of the covenants, agreements, and obligations of Borrower herein contained.

      Any fractions or percentages specified on Exhibit A hereto in referring to Borrower's interests are solely for purposes of the warranties made by Borrower pursuant to ARTICLE III hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on such Schedules.

     Section 1.02 Grant of Security Interest. Without limitation of the foregoing grants, to secure the Obligations, Borrower hereby grants to Secured Party a security interest in and to all of Borrower's right, title and interest in and to that portion of the Mortgaged Property consisting of property for which a security interest may be granted under Article 9 of the Uniform Commercial Code (including, without limitation, personal property and fixtures), now owned or at any time hereafter acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the "Collateral") as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     Section 1.03 Real Property in Weld County Colorado. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, and the matters hereinafter set forth, Borrower hereby irrevocably grants bargains, sells assigns, transfers and conveys to the Weld Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Mortgaged Property that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Mortgaged Property that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to the Weld Trustee and its successors and assigns, forever IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to the terms, conditions, covenants, agreements and trusts herein set forth.

     Section 1.04 Real Property in Boulder County Colorado. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, and the matters hereinafter set forth, Borrower hereby irrevocably grants bargains, sells assigns, transfers and conveys to the Boulder Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Mortgaged Property that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Mortgaged Property that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to the Boulder Trustee and its successors and assigns, forever IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to the terms, conditions, covenants, agreements and trusts herein set forth.

Section 1.05 Obligations Secured. This Agreement is executed and delivered by Borrower to secure and enforce the following (collectively, the "Obligations"):

     (a) All Indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, of Borrower, arising out of or under the Credit Agreement and each other Loan Document to which Borrower is a party, including, without limitation all Indebtedness evidenced by all promissory notes executed by Borrower pursuant to the Credit Agreement and all notes given in substitution for the foregoing promissory notes, or in modification, renewal or extension thereof, in whole or in part (such promissory notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal, rearrangement or extension thereof, in whole or in part, being hereafter collectively called the "Notes"), together with interest, collection fees and attorneys' fees, all as provided in the Credit Agreement and the Loan Documents, whether such Notes are held by the original payees thereunder or by any assignee or successor of any of said initial payees.

     (b) All Indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, in respect of all Letters of Credit issued pursuant to the Credit Agreement and all reimbursement obligations in respect thereof;

     (c) All additional loans or advances made by the Lenders to or for the benefit of Borrower pursuant to the Credit Agreement or any other Loan Document (it being contemplated that the Lenders may lend additional sums to Borrower pursuant to the Credit Agreement from time to time, and Borrower agrees that any such additional loans shall be secured by this Agreement).

     (d) All Indebtedness, obligations and liabilities of Borrower under any Secured Hedging Agreement (including, without limitation, any amounts payable in respect of a liquidation of, an acceleration of obligations under, or an early termination of, such Secured Hedging Agreement, and any unpaid amounts owing in respect thereof), but excluding any additional transactions or confirmations entered into after any Secured Hedging Counterparty to whom such obligations are owed ceases to be a Secured Hedging Counterparty.

     (e) Any sums which may be advanced or paid by Secured Party or the Lenders under the terms hereof or of the Credit Agreement or other Loan Documents on account of the failure of Borrower to comply with the covenants of Borrower contained herein, or the failure of Borrower to comply with the covenants of Borrower contained in the Credit Agreement or any other Loan Documents; and all other indebtedness of Borrower to the Secured Creditors arising pursuant to the provisions of this Agreement, including penalties, indemnities, reasonable legal and other fees, charges and expenses, and amounts advanced and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise.

     (f) All interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) in respect of all of the Obligations described in this Section 1.05 and all costs of collection and reasonable attorneys' fees, all as provided herein and in the other Loan Documents.

     (g) Punctual performance when due of all present and future obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired, of Borrower under any Security Instruments or this Agreement to Secured Party or any other Secured Creditor.

     (h) To the extent not otherwise included, payment and performance of all Indebtedness.

     (i) All renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the Obligations described under paragraphs (a) through (h) in this Section 1.05.

     Section 1.06 Fixture Filing, As-extracted Collateral, Etc. Without in any manner limiting the generality of any of the other provisions of this Agreement:
(i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on any Exhibit attached hereto; (ii) the security interests created hereby under applicable provisions of the Uniform Commercial Code will attach to the Hydrocarbons as and when they constitute As-extracted collateral, or the Accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein; (iii) this Agreement is to be filed of record in the real estate records of the County in which the Mortgaged Property is located as a financing statement and a fixture filing; and (iv) Borrower is the record owner of the real estate or interests in the real estate comprising the Mortgaged Property. A carbon, photographic, facsimile or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement for any of the purposes referred to in this Section 1.06.

     Section 1.07 Pro Rata Benefit. This Agreement is executed and granted for the pro rata benefit and security of the Secured Party, the other Secured Creditors, and any and all future holders of an interest in the Obligations and the interest thereon for so long as same remain unpaid and thereafter for so long as any Secured Creditor (or any Affiliate) has any obligations under the Credit Agreement or any other Loan Documents to lend money or issue Letters of Credit in favor of Borrower or has any obligations under any Secured Hedging Agreements (including those described in Section 1.05) or until the Liens hereby created are released by Secured Party or such other Secured Creditor; it being understood and agreed that possession of any Notes at any time by Borrower shall not by itself extinguish the Obligations, such Notes or this Agreement securing payment thereof, and Borrower shall have the right to issue and reissue any of the Notes from time to time as convenience may require, without in any manner extinguishing or affecting the Obligations, the obligations under any of the Notes, or the security of this Agreement.

     Section 1.08 Defined Terms. Each capitalized term used in this Agreement and not defined in this Agreement shall have the meaning assigned such term in the Credit Agreement, and if not therein defined, such capitalized term shall have the meaning assigned such term in the Uniform Commercial Code. Terms used herein that are defined in the Uniform Commercial Code shall have the same meaning in this Agreement. As used herein, "Uniform Commercial Code" means the Uniform Commercial Code presently in effect in the State of Colorado, as the same may be amended from time to time, and any successor statute thereto, except to the extent that the Uniform Commercial Code of some other jurisdiction applies mandatorily.

     Section 1.09 Certain Definitions. For all purposes of this Agreement, the following term shall have the meaning set forth below:

            "Secured Creditors" means the Administrative Agent, the Lenders and any Secured Hedging Counterparty.

            "Spacing Unit" means the drilling unit established for each Subject Well prior to the commencement of drilling operations, which drilling unit shall comply with any applicable rules and regulations of the Colorado Oil and Gas Conservation Commission and the relevant operating agreement.

                                   ARTICLE II
                      Assignment of As-Extracted Collateral

     Section 2.01 Assignment.

     (a) As security for payment and performance of the Obligations, Borrower does hereby absolutely and unconditionally assign, transfer, convey and grant a security interest unto Secured Party, its successors and assigns (for the benefit of Secured Party and the other Secured Creditors), in and to:

          (i) all of its As-extracted collateral located in or relating to any Hydrocarbon Property located in any county where this Agreement is filed, including all As-extracted collateral relating to the Hydrocarbon Property, the Hydrocarbons and all products obtained or processed therefrom;

          (ii) the revenues and proceeds now and hereafter attributable to such Hydrocarbon Property, including the Hydrocarbons, and said products and all payments in lieu, such as "take or pay" payments or settlements; and

         (iii) all amounts and proceeds hereafter payable to or to become payable to Borrower or now or hereafter relating to any part of the subject interests described in (i) and (ii) above, and all amounts, sums, monies, revenues and income which become payable to Borrower from, or with respect to, any of the Mortgaged Property, present or future, now or hereafter constituting a part of the Mortgaged Property.

     (b) Following the occurrence and during the continuation of an Event of Default, Borrower agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Secured Party in order to have said proceeds and revenues so paid to Secured Party. In addition to any and all rights of a secured party under Sections 9-607 and 9-609 of the Uniform Commercial Code, following the occurrence and during the continuation of an Event of Default, Secured Party is fully authorized to receive said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Borrower or Secured Party for the account of Borrower received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Obligations; and to execute transfer and division orders in the name of Borrower, or otherwise, with warranties binding Borrower. During the continuation of an Event of Default, all proceeds received by Secured Party pursuant to this grant and assignment shall be at Secured Party's sole discretion either remitted to Borrower or applied as provided in the Credit Agreement. Secured Party shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but, following the occurrence and during the continuation of an Event of Default, Secured Party shall have the right, at its election, in the name of Borrower or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Secured Party in order to collect such funds and to protect the interests of Secured Party, and/or
Borrower, with all costs, expenses and reasonable attorneys' fees incurred in connection therewith being paid by Borrower. Borrower hereby appoints Secured Party as its attorney-in-fact to pursue any and all rights of Borrower to Liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Secured Party in Section 1.01 of this Agreement, Borrower hereby further transfers and assigns to Secured Party any and all such Liens, security interests, financing statements or similar interests of Borrower attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by any statutory provision, judicial decision or otherwise. The power of attorney granted to Secured Party in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Obligations or any part thereof remains unpaid. Until such time as an Event of Default has occurred and is continuing, Secured Party hereby grants to Borrower a license to sell such Hydrocarbons and receive proceeds from the sale of Hydrocarbons, which license shall automatically terminate upon such Event of Default and for so long as the same continues.

     Section 2.02 No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of Borrower to make prompt payment of all principal and interest owing on the Obligations when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Obligations. Nothing in this ARTICLE II is intended to be an acceptance of collateral in satisfaction of the Obligations.

     Section 2.03 Rights of Producers. As security for payment and performance of the Obligations, Borrower hereby grants, sells, assigns, sets over and mortgages unto Secured Party during the term hereof, all of Borrower's rights and interests (if any) pursuant to any provision of applicable law granting producers of oil and gas a lien on the oil and gas produced by them and on the resulting accounts receivable, hereby vesting in Secured Party all of Borrower's rights as an interest owner to the continuing security interest in and lien upon the Mortgaged Property.

                                  ARTICLE III
                  Representations, Warranties and Covenants

      Borrower hereby represents, warrants and covenants as follows:

     Section 3.01 Title. To the extent of the undivided interests specified on any Exhibit attached hereto, Borrower has good and defensible title to, or a valid and enforceable leasehold interest in, all the real property included in the Mortgaged Property, and good title to, or a valid leasehold interest in, all personal property included in the Mortgaged Property. The Mortgaged Property is free of any and all Liens except Liens allowed by the Credit Agreement, if any. Borrower is the legal and beneficial owner of the Collateral free and clear of any and all Liens except Liens allowed in the Credit Agreement, if any. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of Secured Party, for its benefit and the ratable benefit of the Secured Creditors, pursuant to this Agreement, the Security Instruments or as are filed to secure Liens permitted by the Credit Agreement.

     Section 3.02 Perfected Liens; Defend Title; Further Assurances.

     (a) This Agreement is, and during the term hereof will be kept, a direct first priority Lien and security interest upon the real and personal property presently constituting the Mortgaged Property. The security interests granted in the Collateral pursuant to this Agreement upon the filing of financing statements in the appropriate offices in the appropriate jurisdictions (which filings have been delivered to Secured Party in completed form) will constitute valid perfected security interests in all of the Collateral in favor of Secured Party, for the ratable benefit of the Secured Creditors, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of Borrower and any Persons purporting to purchase any Collateral from Borrower (to the extent provided in the Uniform Commercial Code) and are prior to all other Liens on the Collateral in existence on the date hereof except for Liens that have priority claim on the Collateral by operation of law.

     (b) Borrower will not create or suffer to be created or permit to exist any Lien, security interest or charge prior to or on a parity with the Lien and security interest of this Agreement upon the Mortgaged Property or the

Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than as contemplated by or permitted under the Credit Agreement to exist, to the extent contemplated by the terms thereof. Borrower will not create or suffer to be created or permit to exist any Lien, security interest or charge junior to the Lien and security interest of this Agreement upon the Mortgaged Property or the Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than as contemplated by the Credit Agreement.

     (c) Borrower will warrant and defend the title to the Mortgaged Property and the Collateral against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby so long as any of the Obligations secured hereby remains unpaid. Should an adverse claim (other than as contemplated by this Section 3.02) be made against or a cloud develop upon the title which materially affects part of the Mortgaged Property or the Collateral, Borrower agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Borrower's cost and expense, and Borrower further agrees that Secured Party may (following notice to Borrower and failure of Borrower to cure (or diligently contest) such claim or cloud within thirty (30) days of such notice, unless sooner action is required in order to preserve the value of the collateral) take such other action as it deems advisable to protect and preserve the interests of the Secured Creditors in the Mortgaged Property and the Collateral, and in such event Borrower will indemnify Secured Party against any and all costs, reasonable attorney's fees and other expenses which Secured Party may incur in defending against any such adverse claim or taking action to remove any such cloud.

     Section 3.03 Further Assurances.

     (a) At any time and from time to time, upon the request of Secured Party or any Secured Creditor, and at the sole expense of Borrower, Borrower will promptly and duly give, execute, deliver, indorse, file or record any and all financing statements, continuation statements, amendments, notices (including, without limitation, notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, obtain any and all governmental approvals and consents and take or cause to be taken any and all steps or acts that may be necessary or as Secured Party or any Secured Creditor may reasonably request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable Secured Party or any other Secured Creditor to enforce its rights, remedies, powers and privileges under this Agreement and any other Loan Document with respect to such Liens or to otherwise obtain or preserve the full benefits of this Agreement and the rights, powers and privileges herein granted.

     (b) Without limiting the obligations of Borrower under Section 3.03(a) or under any other provision of this Agreement, upon the request of Secured Party, Borrower shall take or cause to be taken all actions (other than any actions required to be taken by Secured Party) requested by Secured Party to cause Secured Party to (i) have "control" (within the meaning of Sections 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code) over any Mortgaged

Property or Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, including, without limitation, executing and delivering any agreements, in form and substance satisfactory to Secured Party, with securities intermediaries, issuers or other Persons in order to establish "control", and Borrower shall promptly notify Secured Party of Borrower's acquisition of any such Collateral, (ii) with respect to Collateral other than Goods covered by a Document in the possession of a Person other than Borrower or Secured Party, Borrower shall obtain written acknowledgment that such Person holds possession subject to Secured Party's rights under this Agreement; and (iii) with respect to any Collateral constituting Goods that are in the possession of a bailee, Borrower shall provide prompt notice to Secured Party of any such Collateral then in the possession of such bailee, and Borrower shall take or cause to be taken all actions (other than any actions required to be taken by Secured Party) necessary or requested by Secured Party to cause Secured Party to have a perfected security interest in such Mortgaged Property or Collateral under applicable law.

     (c) This  Section  3.03 and the  obligations  imposed on  Borrower  by this
Section 3.03 shall be interpreted as broadly as possible in favor of Secured Party and the Secured Creditors in order to effectuate the purpose and intent of this Agreement.

     Section 3.04 Not a Foreign Person. Borrower is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e., Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 3.05 Power to Create Lien and Security. Borrower has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Mortgaged Property and the Collateral in the manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever.

     Section 3.06 Revenue and Cost Bearing Interest. Borrower's ownership of the Hydrocarbon Property and the undivided interests therein as specified on any Exhibit attached hereto will, after giving full effect to all Liens allowed by the Credit Agreement, if any, afford Borrower not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such Hydrocarbon Property specified as Net Revenue Interest on any Exhibit attached hereto and will cause Borrower to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as Working Interest on any Exhibit attached hereto, of the costs of drilling, developing and operating the units identified on any Exhibit attached hereto, except to the extent of any proportionate corresponding increase in the Net Revenue Interest.

     Section 3.07 Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Hydrocarbon Property have been duly paid or provided for and, to Borrower's knowledge, all leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect.

     Section 3.08 Operation of Mortgaged Property, Etc. Except with respect to those which Borrower elects to allow to expire in the ordinary course of business, Borrower will promptly pay and discharge all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Borrower's interests in the Mortgaged Property, and will do all other things necessary to keep unimpaired Borrower's rights with respect thereto and prevent any forfeiture thereof or default thereunder. To Borrower's knowledge, the Mortgaged Property (and any properties unitized therewith) has been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Property and other contracts and agreements forming a part of the Mortgaged Property, except where the failure to so maintain, operate or develop would not have a Material Adverse Effect on Borrower. Borrower will operate the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which such Mortgaged Property is situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of such Mortgaged Property and the production and sale of Hydrocarbons therefrom. In the case of any Mortgaged Property for which Borrower is the operator, Borrower will or will cause to be done such development work as may be reasonably necessary to the prudent and economical operation of such Mortgaged Property in accordance with the most approved practices of operators in the industry, including all to be done that may be appropriate to protect from diminution the productive capacity of such Mortgaged Property and each producing well thereon including, without limitation, cleaning out and reconditioning each well from time to time, plugging and completing at a different level each such well, drilling a substitute well to conform to changed spacing regulations and to protect such Mortgaged Property against drainage whenever and as often as is necessary.

     Section 3.09 Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which may be operated by a party or parties other than Borrower or its Affiliates, and with respect to all or any such interests and properties which may be operated by parties other than Borrower or its Affiliates, Borrower's covenants as expressed in this ARTICLE III are modified as follows: to the extent Borrower has Knowledge of noncompliance, Borrower shall use its commercially reasonable efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties (to the extent required by the operating or other agreements to which they are subject).

     Section 3.10 Abandon, Sales. Borrower will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property or the Collateral except as permitted by the Credit Agreement or this Agreement.

     Section 3.11 Instruments and Chattel Paper. Borrower shall notify Secured Party promptly after the receipt of any Collateral constituting Instruments or Chattel Paper in which the amount payable thereunder equals or exceeds $100,000. At the request of Secured Party, Borrower shall deliver to Secured Party all Collateral constituting Instruments and Tangible Chattel Paper, duly endorsed in a manner satisfactory to Secured Party, to be held as collateral pursuant to this Agreement. Borrower will undertake to assure that no Collateral constituting Chattel Paper or Instruments contains, nor will it hereafter contain, any statement therein to the effect that such Collateral has been assigned to an identified party other than Secured Party, and the grant of a security interest in such Collateral in favor of Secured Party hereunder does not violate the rights of any other Person as a secured party.

     Section 3.12 Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. Except in the ordinary course of business, Borrower will not (a) amend, modify, terminate or waive any provision of any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of such Chattel Paper, Instrument, Payment Intangible or Account as Collateral, or (b) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper, Instrument and each agreement giving rise to an Account or Payment Intangible (other than any right of termination). Borrower shall deliver to Secured Party a copy of each material demand, notice or document received by it relating in any way to any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible.

     Section 3.13 Insurance. In the event of any loss to any Collateral under any insurance policies required to be carried by Borrower pursuant to the Credit Agreement, Secured Party shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Secured Party, in its own discretion, of the Obligations, and any balance remaining shall be subject to the order of Borrower. As and to the extent any such insurance policies cover the Collateral, Secured Party is hereby authorized but not obligated to enforce in its name or in the name of Borrower payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof, and Secured Party is hereby appointed Borrower's agent and attorney-in-fact to endorse any check or draft payable to Borrower in order to collect the proceeds of such insurance. In the event of foreclosure of this Agreement, or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Borrower in and to such policies then in force concerning the Mortgaged Property and all proceeds payable thereunder with respect to the Mortgaged Property (to the extent permitted by such policies) shall thereupon vest in the purchaser at such foreclosure or Secured Party, as the case may be, or other transferee in the event of such other transfer of title in connection with a foreclosure of the Mortgage.

     Section 3.14 Further Identification of Collateral. Borrower will furnish to Secured Party and the Secured Creditors from time to time, at Borrower's sole cost and expense, statements and schedules further identifying and describing the Mortgaged Property and the Collateral and such other reports in connection with the Mortgaged Property and Collateral as Secured Party may reasonably request, all in reasonable detail.

     Section 3.15 Failure to Perform. Borrower agrees that if Borrower fails to perform any act or to take any action which Borrower is required to perform or take hereunder or pay any money which Borrower is required to pay hereunder, each of Secured Party and the Secured Creditors, in Borrower's name or its or their own name may (upon prior written notice to Borrower), but shall not be obligated to perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by Borrower to Secured Party or such Secured Creditor, as the case may be, and Secured Party or any Secured Creditor, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Borrower to each of Secured Party and the Secured Creditors pursuant to this Agreement shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the Post Default Rate set forth in the Credit Agreement, and all such amounts together with such interest thereon shall be a part of the Obligations described in Section 1.05.

                                   ARTICLE IV
                               Rights and Remedies

     Section 4.01 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Agreement.

     Section 4.02 Foreclosure by Advertisement and Sale.

     (a) If an Event of Default shall occur and be continuing, Secured Party shall become and be entitled, as of right, without regard to the adequacy of the Mortgaged Property or the Collateral as security for the Obligations hereby secured, to employ counsel to enforce payment of the Obligations secured hereby, to commence and maintain a foreclosure sale by judicial action or by a public trustee's sale to foreclose this Agreement and to sell the Mortgaged Property in accordance with the power of sale granted herein and applicable Colorado law, and exercise such other rights and remedies granted herein, in any other Loan Document or by law and equity, which rights and remedies shall be cumulative and not exclusive. Secured Party may sell the Mortgaged Property either as a whole or in separate parcels, and in such order as it may determine. The purchase price shall be payable in lawful money of the United States at the time of the sale. In exercising the power of sale contained herein, Secured Party may hold one or more sales of all or any portion of the Mortgaged Property by public announcement at the time and place of sale set forth in the notice thereof, and from time to time thereafter may postpone such sale or sales of all or any portion of the Mortgaged Property to the same or separate days by public announcement at such time fixed by the preceding postponement. Any Person, including Secured Party or any Secured Creditor, may purchase at such sale. Secured Party may credit bid at any such sale, and if Secured Party is the successful purchaser, it may apply any of the outstanding Obligations secured hereby in settlement of the purchase price. Secured Party may resort to and realize upon the security hereunder and any other real or personal property security now or hereafter held by Secured Party for the Obligations secured hereby in such order and manner as Secured Party may, in its sole discretion, determine. Any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or nonjudicial proceedings, or both. Nothing contained herein shall be construed so as to limit in any way Secured Party's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Secured Party to have physically present, or to have constructive possession of, the Mortgaged Property (Borrower hereby covenanting and agreeing to deliver to Secured Party any portion of the Mortgaged Property not actually or constructively possessed by Secured Party immediately upon demand by Secured Party) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Secured Party shall contain a special warranty of title, binding upon Borrower and its successors and assigns, (iii) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (iv) the receipt of Secured Party or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof,
(v) to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Borrower, and (vi) to the extent and under such circumstances as are permitted by law, Secured Party may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit (in lieu of a cash payment) the amount of the bid against the amount of the Obligations.

     (b) Upon the happening and during the continuance of any of the Events of Default, Secured Party is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with respect to the Collateral, or Secured Party may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Agreement in respect of the real property covered hereby. Without limiting the generality of the foregoing, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Secured Party or any Secured Creditor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, all in accordance with any requirements of applicable law. Secured Party or any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived and released. If an Event of Default shall occur and be continuing, Borrower further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at places which Secured Party shall reasonably select, whether at Borrower's premises or elsewhere. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. Secured Party shall apply the net proceeds of any action taken by it pursuant to this Section 4.02, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party and the Secured Creditors hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with the Credit Agreement, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Uniform Commercial Code, need Secured Party account for the surplus, if any, to Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands it may acquire against Secured Party or any Secured Creditor arising out of the exercise by them of any rights hereunder, other than claims, damages or demands resulting from the gross negligence or willful misconduct of Secured Party or any Secured Creditor, as the case may be. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

     (c) If an Event of Default shall occur and be continuing, in the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner. Secured Party may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

     (d) If an Event of Default shall occur and be continuing, Secured Party may proceed as to the Mortgaged Property constituting Collateral in accordance with Secured Party's rights and remedies in respect to the Mortgaged Property or sell the Mortgaged Property constituting Collateral separately and without regard to the remainder of the Mortgaged Property in accordance with Secured Party's rights and remedies provided by this Agreement, the other Loan Documents, the Uniform Commercial Code, as well as other rights and remedies at law or in equity.

     (e) If an Event of Default shall occur and be continuing with respect to the environmental covenants of the Credit Agreement, if any, then Secured Party may seek a judgment that Borrower has breached its covenants, representations, or warranties in this Agreement or any other covenants, representations, or warranties contained in the Credit Agreement that are deemed to be environmental provisions (each an "Environmental Provision"), by commencing and maintaining an action or actions in any court of competent jurisdiction, whether commenced prior to or after foreclosure of the lien of this Agreement. Secured Party or its agents, representatives, and employees may also seek an injunction to cause Borrower to abate any action being taken by Borrower in violation of any Environmental Provision and may seek the recovery of all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses of Secured Party
(collectively, "Environmental Costs") incurred or advanced by Secured Party relating to the cleanup, remedy, or other response action required by any environmental law, or any environmental claim, or which Secured Party believes necessary to protect the Mortgaged Property, in each such case, which Borrower was required, but failed, to perform under applicable law or pursuant to the Loan Documents; provided, however, that Secured Party's recovery hereunder shall be limited to the relevant Environmental Costs that are attributable to Borrower's interest in the relevant Mortgaged Property to which the expenditure relates unless Borrower is the operator of such property. It will be conclusively presumed between Secured Party and Borrower that all Environmental Costs incurred or advanced by Secured Party relating to the cleanup, remedy, or other response action of or to the Mortgaged Property were made by Secured Party in good faith. All Environmental Costs incurred by Secured Party under this
Section 4.02(e) (including, without limitation, court costs, reasonable consultant fees, and reasonable attorney fees, whether incurred in litigation and whether before or after judgment) will bear interest at the rate applicable to the Notes from the date of expenditure until those sums have been paid in full. Secured Party will be entitled to bid, at any trustee's or foreclosure sale of the Mortgaged Property, the amount of the costs, expenses, and interest in addition to the amount of other Indebtedness. Secured Party may waive its lien against the Mortgaged Property or any portion of it, including the improvements and the personal Mortgaged Property, to the extent that any of the Mortgaged Property is found to be environmentally impaired, and to exercise all rights and remedies of an unsecured creditor against Borrower and all of
Borrower's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order.

     Section 4.03 Collections on Accounts, Etc. Secured Party hereby authorizes Borrower to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles, and Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. Upon the request of Secured Party at any time after the occurrence and during the continuance of an Event of Default, Borrower shall notify the Account

Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to Secured Party, for its benefit and the ratable benefit of the Secured Creditors, and that payments in respect thereof shall be made directly to Secured Party. Following the occurrence of an Event of Default, Secured Party may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

     Section 4.04 Proceeds. If required by Secured Party at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by Borrower, and any other cash or non-cash Proceeds received by Borrower upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two Business Days) deposited by Borrower in the exact form received, duly indorsed by Borrower to Secured Party if required, in a special collateral account maintained by Secured Party, subject to withdrawal by Secured Party, for its benefit and the ratable benefit of the Secured Creditors, only, as hereinafter provided, and, until so turned over, shall be held by Borrower in trust for Secured Party, for its benefit and the ratable benefit of the Secured Creditors, segregated from other funds of Borrower. All Proceeds from the disposition of Collateral (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, Instruments) while held by Secured Party (or by Borrower in trust for Secured Party, for its benefit and the ratable benefit of the Secured Creditors) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default shall have occurred and be continuing, at any time at Secured Party's election, Secured Party shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as Secured Party may elect, and any part of such funds which Secured Party elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by Secured Party to Borrower or to whomsoever may be lawfully entitled to receive the same.

     Section 4.05 Agents. Secured Party or its successor or assigns may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including, without limitation, the posting of notices and the conduct of sale, but in the name and on behalf of Secured Party or its successor or substitute, as applicable. If Secured Party or its successors or assigns shall have given notice of sale hereunder, any successor or substitute to such Person thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute conducting the sale.

     Section 4.06 Judicial Foreclosure; Receivership. If an Event of Default shall occur and be continuing, Secured Party shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or by any foreclosure hereunder or for the sale of the Mortgaged Property or the Collateral under the judgment or decree of any court or courts of competent jurisdiction, or by the ex parte appointment of a receiver pending any foreclosure hereunder or the sale of the

Mortgaged Property or the Collateral under the order of a court or courts of competent jurisdiction or under executory or other legal process, or by the enforcement of any other appropriate legal or equitable remedy. Any money advanced by Secured Party in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party and shall bear interest from the date of making such advance by Secured Party until paid at the post default rate set forth in the Credit Agreement. In addition, Borrower agrees that, upon the occurrence and during the continuance of an Event of Default, Secured Party shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the Obligations, and Borrower does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Secured Party and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under ARTICLE II hereof. Borrower expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Secured Party or any other Secured Creditor of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Secured Party or any other Secured Creditor in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party or such Secured Creditor and shall bear interest from the date of making such advancement by Secured Party or such Secured Creditor until paid, at the Post Default Rate set forth in the Credit Agreement.

     Section 4.07 Foreclosure for Installments. If an Event of Default shall occur and be continuing, Secured Party shall also have the option to proceed with foreclosure in satisfaction of any installments of the Obligations which have not been paid when due either through the courts or by proceeding with foreclosure in satisfaction of the matured but unpaid portion of the Obligations as if under a full foreclosure, conducting the sale as herein provided as to a portion of the Mortgaged Property and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Obligations, and any such sale shall not in any manner affect the unmatured portion of the Obligations, but as to such unmatured portion of the Obligations this Agreement shall remain in full force and effect as to any Mortgaged Property that was not sold just as though no sale had been made hereunder. It is further agreed that several sales of a portion of the Mortgaged Property may be made hereunder without exhausting the right of sale for any unmatured part of the Obligations, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Obligations without exhausting the power to foreclose and sell the remainder of the Mortgaged Property for any subsequently maturing portion of the Obligations.

     Section 4.08 Separate Sales. The Mortgaged Property may be sold in one or more parcels and to the extent permitted by applicable law in such manner and order as Secured Party, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 4.09 Possession of Mortgaged Property and Collateral. Borrower agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Secured Party shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property or the Collateral in the possession of Borrower, its successors or assigns, or its agents or servants, and may exclude Borrower, its successors or assigns, and all Persons claiming under Borrower, and its agents or servants wholly or partly therefrom; and, holding the same, Secured Party may use, administer, manage, operate and control the Mortgaged Property or the Collateral and conduct the business thereof to the same extent as Borrower, its successors or assigns, might at the time do and may exercise all rights and powers of Borrower, in the name, place and stead of Borrower, or otherwise as Secured Party shall deem best. All reasonable and customary costs, expenses and liabilities incurred by Secured Party in administering, managing, operating, and controlling the Mortgaged Property or the Collateral shall constitute a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party and shall bear interest from date of expenditure until paid at the Post Default Rate set forth in the Credit Agreement, all of which shall constitute a portion of the Obligations and shall be secured by this Agreement and all other Security Instruments.

     Section 4.10 Remedies Cumulative, Concurrent and Nonexclusive. Each and every right, power, privilege and remedy shall be cumulative and in addition to
(i) those granted to Secured Party or any Secured Creditor under this Agreement, any other Loan Document and in any other instrument or agreement securing, evidencing or relating to the Obligations, (ii) all rights, remedies, powers and privileges of a secured party under the applicable Uniform Commercial Code (whether the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or (iii) any other applicable law or otherwise available at law or equity; each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Secured Party or any Secured Creditor and the exercise, or the beginning of the exercise, or the abandonment, of any such right, power, privilege or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power, privilege or remedy. No delay or omission by Secured Party or any Secured Creditor in the exercise of any right, power, privilege or remedy shall impair any such right, power, privilege or remedy or operate as a waiver thereof or of any other right, power, privilege or remedy then or thereafter existing.

     Section 4.11 No Release of Obligations. Neither Borrower nor any other Person hereafter obligated for payment of all or any part of the Obligations shall be relieved of such obligation by reason of (a) the failure of Secured Party to comply with any request of Borrower or any other Person so obligated to foreclose the Lien of this Agreement or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or the Collateral or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property or the Collateral; or (c) by any other act or occurrence save and except the complete payment of the Obligations and the complete fulfillment of all obligations hereunder or under the Credit Agreement or any other Loan Document of the Obligations in accordance with their terms.

     Section 4.12 No Impairment of Security. The Lien, security interest and other security rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or partial release granted by Secured Party including, but not limited to, any renewal, extension or modification which Secured Party or the Secured Creditors may grant with respect to any of the Obligations, or any surrender, compromise, partial release, renewal, extension, exchange or substitution which Secured Party or the Secured Creditors may grant in respect of the Mortgaged Property or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any of the Obligations.

     Section 4.13 Release of and Resort to Collateral. Secured Party may release, regardless of consideration, any part of the Mortgaged Property or the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien or security interest created in or evidenced by this Agreement or its stature as a first and prior Lien and security interest in and to the Mortgaged Property and the Collateral, and without in any way releasing or diminishing the liability of any Person or entity liable for the repayment of the Obligations. For payment of the Obligations, Secured Party may resort to any other security therefor held by Secured Party in such order and manner as Secured Party may elect.

     Section 4.15 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Borrower by virtue of any present or future moratorium law or other law exempting the Mortgaged Property or the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, or extension of time for payment; (b) all notices of Secured Party's intention to accelerate maturity of the Obligations or of Secured Party's election to exercise or its actual exercise of any right, remedy or recourse provided for hereunder or under the Credit Agreement; and (c) any rights, legal and equitable, to a marshalling of assets or a sale in inverse order of alienation. Each successor and assign of Borrower, including without limitation, a holder of a Lien subordinate to the Lien created hereby (without implying that Borrower has, except as expressly provided herein, a right to grant an interest in, or a subordinate Lien on, the Mortgaged Property or the Collateral), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself. The right to plead any and all statutes of limitation as a defense to any demand secured by or made pursuant to this Agreement is hereby waived to the full extent permitted by law. If any law referred to in this Agreement and now in force, of which Borrower or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing to the extent permitted by applicable law, and to the extent permitted by law, Borrower expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. To the fullest extent permitted by law, Borrower waives and agrees not to assert any rights or privileges which it may acquire under the Uniform Commercial Code or any other applicable law. Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Mortgaged Property or the Collateral conducted in accordance with applicable law are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by Secured Party and any Secured Creditor to collect such deficiency. Payments to be made by Borrower under any Loan Document are to be made without defense, deduction, recoupment, set-off, or counterclaim.

     Section 4.16 Discontinuance of Proceedings. In case Secured Party shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Secured Party shall have the unqualified right so to do and, in such an event, Borrower and Secured Party shall be restored to their former positions with respect to the Obligations, this Agreement, the Credit Agreement, the Mortgaged Property and the Collateral and otherwise, and the rights, remedies, recourses and powers of Secured Party shall continue as if same had never been invoked.

     Section 4.17 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or the Collateral or any part thereof and all other monies received by Secured Party in any proceedings for the enforcement hereof, whose application has not elsewhere herein been specifically provided for, shall be applied first to the payment of all reasonable expenses incurred by Secured Party incident to the enforcement of this Agreement, the Credit Agreement or any of the Obligations (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, reasonable compensation of agents, and reasonable legal fees), and to the payment of all other reasonable charges, expenses, liabilities and advances incurred or made by Secured Party under this Agreement or in executing any trust or power hereunder; and then as set forth in the Credit Agreement.

     Section 4.18 Resignation of Operator. In addition to all rights and remedies under this Agreement, at law and in equity, if any Event of Default shall occur and be continuing and Secured Party shall exercise any remedies under this Agreement with respect to any portion of the Mortgaged Property or the Collateral (or Borrower shall transfer any Mortgaged Property or the Collateral "in lieu of" foreclosure), Secured Party shall have the right to request that any operator of any Mortgaged Property which is either Borrower or any Affiliate of Borrower resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Borrower of any such request, Borrower shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

     Section 4.19 Indemnity. IN CONNECTION WITH ANY ACTION TAKEN BY SECURED PARTY PURSUANT TO THIS AGREEMENT, SECURED PARTY, EACH ISSUING BANK, THE SECURED CREDITORS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM AN ASSERTION THAT SECURED PARTY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY OR THE COLLATERAL
INCLUDING  SUCH  LOSS  WHICH  MAY  RESULT  FROM THE  ORDINARY  NEGLIGENCE  OF AN

INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY, NOR SHALL SECURED PARTY AND ANY OTHER INDEMNIFIED PARTY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF BORROWER. BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, TO DEFEND AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, INCLUDING WITHOUT LIMITATION SUCH LIABILITY, LOSS OR DAMAGE AS MAY OR MIGHT ARISE OUT OF OR BE CAUSED BY THE ORDINARY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY. SHOULD SECURED PARTY MAKE ANY
EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE OUT OF POCKET ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION BORROWER HEREBY EXPRESSLY PROMISES TO PAY) OWING BY BORROWER TO SECURED PARTY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE AS SET FORTH IN THE CREDIT AGREEMENT, SHALL BE A PART OF THE OBLIGATIONS AND SHALL BE SECURED BY THIS AGREEMENT AND ANY OTHER SECURITY INSTRUMENT. THE LIABILITIES OF BORROWER AS SET FORTH IN THIS SECTION 4.19 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

     Section 4.20 Secured Party Not "Secured Party-In-Possession". It is understood and agreed that neither the assignment of Hydrocarbons, products therefrom, revenues and proceeds to Secured Party pursuant to Section 2.01 nor the exercise by Secured Party of any of its rights or remedies hereunder shall be deemed to make Secured Party a "Secured Party-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, nor shall appointment of a receiver for the Mortgaged Property by any court at the request of Secured Party or by agreement with Borrower or the entering into possession of the Mortgaged Property or any part thereof by such receiver be deemed to make Secured Party a "Secured Party-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

                                   ARTICLE V
                                Attorney-in-Fact

     Section 5.01 Secured Party Attorney-In-Fact. Borrower hereby irrevocably constitutes and appoints Secured Party the attorney-in-fact of Borrower, and in such capacity, Secured Party, its counsel or its representative, may from time to time, execute, deliver and file with the appropriate filing officer or office such security agreements, financing statements, continuation statements, amendments, other filing or recording documents or instruments as Secured Party may request or require, in such form as Secured Party reasonably determines appropriate, in order to impose, perfect, protect, preserve the priority of, or enforce, the Liens on the Collateral.

                                   ARTICLE VI
                                  Miscellaneous

     Section 6.01 Instrument Construed as Mortgage, Etc; Perpetuities. This Agreement may be construed as a deed of trust, mortgage, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, as necessary fully to effectuate the Lien hereof and the purposes and agreements herein set forth. Notwithstanding anything to the contrary contained herein, if any interest in real property granted pursuant to this Agreement does not vest upon the execution and delivery of this Agreement, it shall vest, if at all, not later than 20 years after the execution and delivery of this Agreement.

     Section 6.02 Release of Mortgage. If all Obligations secured hereby shall be paid in full in accordance with the Credit Agreement and all of the Commitments of the Lenders and all Letters of Credit under the Credit Agreement are terminated, Secured Party shall forthwith cause reconveyance, satisfaction and discharge of this Agreement to be entered upon the record and shall execute and deliver or cause to be executed and delivered such instruments of reconveyance, satisfaction and reassignment as may be appropriate. Otherwise, this Agreement shall remain and continue in full force and effect.

     Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 6.04 Partial Releases. If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by Borrower in a transaction permitted by the Credit Agreement, then Secured Party, at the request and sole expense of Borrower, shall promptly execute and deliver to Borrower all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property.

     Section 6.05 Successors and Assigns of Parties. The term "Secured Party" as used herein shall mean and include Community Banks of Colorado, a division of NBH Bank, N.A., and its successors and assigns acting as Administrative Agent for the benefit of any legal owner, holder, assignee or pledgee of any of the Obligations secured hereby. The terms used to designate Secured Party and Borrower shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

     Section 6.06 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding Lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Secured Party at Borrower's request, and Secured Party shall be subrogated to any and all rights, security interests and Liens owned by any owner or holder of such outstanding Liens, security interests, charges or encumbrances, irrespective of whether said Liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Secured Party, Borrower hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 6.07 Subrogation of Secured Party. This Agreement is made with full substitution and subrogation of Secured Party and its successors and assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

     Section 6.08 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     Section 6.09 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice. Borrower requests that a copy of any notice of sale or combined notice hereunder be sent to it by express or courier service at the address of Borrower set forth below.

     Section 6.10 Counterparts. This Agreement is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one county, descriptions of only those portions of the Mortgaged Property located in the county in which a particular counterpart is recorded shall be attached as a Schedule thereto. A Schedule containing a description of all Mortgaged Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Colorado in the Uniform Commercial Code Records. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     Section 6.11 Governing Law. INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS AGREEMENT AND THE OBLIGATIONS SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES); PROVIDED, HOWEVER, THAT, WITH RESPECT TO ANY PORTION OF THE MORTGAGED PROPERTY OR COLLATERAL LOCATED OUTSIDE OF THE STATE OF COLORADO, THE LAWS OF THE

PLACE IN WHICH SUCH PROPERTY IS OR IS DEEMED TO BE LOCATED IN, OR OFFSHORE ADJACENT TO (AND STATE LAW MADE APPLICABLE AS A MATTER OF FEDERAL LAW), SHALL APPLY TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE MORTGAGED PROPERTY OR COLLATERAL.

     Section 6.12 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO
NOTICE  OR   KNOWLEDGE  OF  SUCH   PROVISION  OR  THAT  THE   PROVISION  IS  NOT
"CONSPICUOUS."

     Section 6.13 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. . The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

     Section 6.14 Recording. Borrower will cause this Agreement and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such a manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 6.15 Application of Payments to Certain Obligations. If any part of the Obligations cannot be lawfully secured by this Agreement or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of the Obligations, then all payments made shall be applied on said Obligations first in discharge of that portion thereof which is not secured by this Agreement.

     Section 6.16 Financing Statement; Fixture Filing. This Agreement shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records, Agreement records or other appropriate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Agreement shall also be effective as a financing statement covering As-extracted collateral, including oil and gas or the like and accounts financed at the wellhead or minehead of wells or mines located on the properties subject to the Uniform Commercial Code and is to be filed for record in the real estate records, Mortgage records or other appropriate records of each jurisdiction where any part of the Mortgaged Property is situated. Borrower hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of Borrower at any time after the execution of this Agreement, and hereby ratifies any thereof filed prior to the execution of this Agreement. In addition, Borrower shall execute and deliver to Secured Party, upon Secured Party's request, any financing statements or amendments thereof or continuation statements thereto that Secured Party may require to perfect a security interest in said items or types of property. Borrower shall pay all costs associated with filing such instruments. In that regard, the following information is provided:


      Name of Borrower: Synergy Resources Corporation

      Mailing Address of Borrower
      & County of Residence
      (chief executive office): 20203 Highway 60
                                Platteville, CO 80651
                                Attention:  Edward Holloway, CEO and Director
                                Facsimile:  970-737-1045

      Jurisdiction of incorporation
      Organizational ID #:      Colorado/ID No. 20051109690

      Name of Secured Party:    Community Banks of Colorado, as Administrative
                                Agent

      Mailing Address of
      Secured Party:        5570 DTC Parkway
                            Denver, Colorado 80111
                            Attention:  Sarah Burchett
                            Facsimile:  855-621-4007
                            Telephone:  303-892-8700

      Owner of Record of
      Mortgaged Property:     Borrower

      WITNESS THE EXECUTION HEREOF, as of the Effective Date.

                                          BORROWER:

                                          SYNERGY RESOURCES CORPORATION


                                          By: /s/ Edward Holloway
                                             ---------------------------
                                             Edward Holloway,
                                             Chief Executive Officer

                              AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT


      THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this "Security Agreement") is entered into as of November 28, 2012, by and among each of the undersigned identified on the signature pages hereto as Grantors (together with any other entity that may become a party hereto as provided herein, each a "Grantor, and collectively, the "Grantors"), and Community Banks of Colorado, a division of NBH Bank, N.A., in its capacity as administrative agent (the "Administrative Agent") for the Lenders.

                             PRELIMINARY STATEMENTS

      A. Synergy Resources Corporation, a Colorado corporation (the "Borrower"), and Administrative Agent, formally known as Bank of Choice, a division of Bank Midwest, N.A. (in its capacity as lender under the Existing Credit Agreement, the "Predecessor Lender"), previously entered into that certain Loan Agreement effective November 30, 2011, as amended by that Amendment #1 to Loan Agreement, dated as of April 23, 2012 and by that Amendment #2 to Loan Agreement, dated as of October 18, 2012 (as amended, supplemented and modified prior to the date of this Agreement, the "Existing Credit Agreement"), pursuant to which the Predecessor Lender made loans and other extensions of credit to Borrower.

      B. The indebtedness, obligations and liabilities of the Borrower arising under the Existing Credit Agreement and the other Loan Documents (solely in this instance, as defined in the Existing Credit Agreement) (the "Existing Obligations"), were secured by, among other things, that certain Security Agreement and Assignment of Contract Rights effective November 30, 2011 (as amended before the date of this Security Agreement, the "Existing Security Agreement"), by which the Borrower granted security interests in certain property to the Administrative Agent, including the Collateral (defined below).

      C. Borrower, the Lenders (as defined in the Credit Agreement), and the Administrative Agent have amended and restated the Existing Credit Agreement as of the date hereof (such agreement, as may from time to time be modified, amended, supplemented or restated, the "Credit Agreement") which amends and restates in its entirety the Existing Credit Agreement to provide, among other things: the appointment of Administrative Agent as administrative agent, the refinancing of the Existing Credit Agreement, and for the extension of credit for general corporate purposes of the Borrower, including, without limitation, working capital and capital expenditures related to the acquisition, development and production of oil and gas properties.

      D. The Borrower and/or certain of its Subsidiaries and certain Secured Hedging Counterparties have or may enter into certain Secured Hedging Agreements (collectively, the "Secured Hedging Agreements"). The Credit Agreement, the Secured Hedging Agreements and the other Loan Documents are collectively referred to herein as the "Secured Transaction Documents").

      E. The Administrative Agent and the other Lenders have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by the Grantors of this Security Agreement, which amends and restates the Existing Security Agreement, and the Grantors have agreed to enter into this Security Agreement to secure all obligations owing to the Administrative Agent and the other Lenders under the Secured Transaction Documents.

      F. Effective as of the date hereof, the parties hereto hereby acknowledge and agree that (a) the Existing Security Agreement is being amended and restated as set forth in this Agreement, (b) the Existing Obligations are not being satisfied or extinguished but rather are being carried forward as set forth in the Credit Agreement and Notes executed pursuant thereto, and (c) the liens created and evidenced by the Existing Security Agreement shall not be released, extinguished or otherwise impaired, but shall continue to secure such carried forward indebtedness and obligations with the same priority of lien.

      G. In connection with Administrative Agent's appointment as administrative agent under the Credit Agreement, the Predecessor Lender has agreed to assign all liens and security interests securing the payment of the Existing Obligations, including, without limitation, the Existing Security Agreement, to Administrative Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors.

      H. In furtherance of the foregoing, (a) the Predecessor Lender, the Administrative Agent and the Borrower desire to provide for the assignment of record of all right, title and interest of Predecessor Lender in, to and under the Existing Security Agreement, to the Administrative Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors, and (b) the Administrative Agent and the Borrower desire to amend and restate the Existing Security Agreement to evidence and reflect the assignment of certain of the rights and obligations of Predecessor Lender under the Existing Security Agreement to the Administrative Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors and the inclusion of certain properties as additional Collateral to secure the payment and performance of the Obligations, including, without limitation, the obligations and indebtedness otherwise described in the Existing Security Agreement and the amendment and restatement of the Existing Credit Agreement in the form of the Credit Agreement.

      I. Each Grantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made (and to be made) by the Secured Creditors thereunder.

      ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Secured Creditors, hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement (including, without limitation, Accounts, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Deposit Accounts, Documents, Equipment, Financial Asset, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit-Rights, Security, Securities Accounts and Supporting Obligations) are used herein as defined in the UCC.

1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the introductory paragraph hereto and in the Preliminary Statements, the following terms shall have the following meanings:

      "Account Debtor" means a Person who is obligated on an Account.

      "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

      "Assigned Contracts" means, collectively, all of the Grantors' rights and remedies under, and all moneys and claims for money due or to become due to any Grantor under those contracts set forth on Exhibit L hereto, and any other material contracts, and any and all amendments, supplements, extensions, and renewals thereof including all rights and claims of the Grantors now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

      "Collateral" shall have the meaning set forth in Article II.

      "Collateral Access Agreement" means any landlord waiver or other agreement, in form and substance satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of the Borrower or any Subsidiary for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

      "Collateral Account" means any Deposit Account under the sole dominion and control of the Administrative Agent established by the Administrative Agent as provided in Section 7.1.

      "Collateral Report" means any certificate, report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to this Agreement or any other Loan Document.

      "Colorado Courts" means the state courts of the State of Colorado and the United States District Court for the District of Colorado.

      "Commodity Account Control Agreement" means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower or any Subsidiary a commodity intermediary holding such Borrower or Subsidiary's assets, including funds and commodity contracts, and the Administrative Agent with respect to collection and control of all deposits, commodity contracts and other balances held in a Commodity Account maintained by the Borrower or any Subsidiary with such commodity intermediary.

      "Control" shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

      "Control Account" means a Securities Account or Commodity Account that is the subject of an effective Securities Account Control Agreement or Commodity Account Control Agreement and that is maintained by the Borrower or any Subsidiary with a securities or commodity intermediary. "Control Account" includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

      "Control Agreement" means a Deposit Account Control Agreement, a Securities Account Control Agreement or a Commodities Account Control Agreement, as context may require.

      "Copyrights" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing;
(d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

      "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "Deposit Account Control Agreement" means an agreement, in form and substance satisfactory to the Administrative Agent, among the Borrower or any Subsidiary, a banking institution holding such Borrower or such Subsidiary's funds, and the Administrative Agent with respect to collection and control of all deposits and balances held in a Deposit Account maintained by the Borrower or such Subsidiary with such banking institution.

      "Effective Date" has the meaning assigned to such term in the Credit Agreement.

      "Event of Default" means an event described in Section 5.1.

      "Hydrocarbons" shall have the meaning set forth in the Credit Agreement.

     "Hydrocarbon Collateral" means (a) the leasehold estates created by the Leases, (b) the Wells, (c) all personal property fixtures, improvements, permits, rights-of-way and easements used or held for use in connection with the production, treatments, compression, storing, sale or disposal of Hydrocarbons or water produced from the property described or covered by the Leases; and (d) the Hydrocarbons produced or to be produced through the Wells and all contract rights, privileges, surface, reversionary or remainder interests and other interest associated with the Leases.

      "Leases" means all oil and gas leases and/or oil, gas, other liquid or gaseous hydrocarbon leases, and other mineral leases and other interests and estates specifically described on Exhibit A hereto.

      "Licenses" means, with respect to any Person, all of such Person's right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

      "Patents" means, with respect to any Person, all of such Person's right, title, and interest in and to: (a) any and all patents and patent applications;
(b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

      "Pledged Collateral" means all Instruments, Securities and other Investment Property of the Grantors that constitute Collateral hereunder, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement.

      "Proceeds" shall have the meaning set forth in Article 9 of the UCC and, in any event shall include, without limitation all dividends or other income from the Pledged Collateral, collections thereon or distributions or payments with respect thereto.

      "Receivables" means Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

      "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

      "Secured Creditors" means the Administrative Agent, the Lenders and any Secured Hedging Counterparty.

     "Securities Account Control Agreement" means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower or any Subsidiary, a securities intermediary holding such Borrower or any Subsidiary's assets, including funds and securities, or an issuer of Securities, and the Administrative Agent with respect to collection and control of all deposits, securities and other balances held in a Securities Account maintained by the Borrower or any Subsidiary with such securities intermediary.

      "Stock Rights" means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

      "Trademarks" means, with respect to any Person, all of such Person's right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

      "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Colorado or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent's or any Lender's Lien on any Collateral.

      "Wells" means those oil and gas wells specifically described in Exhibit A hereto and the oil and/or gas wells and equipment on or relating to the property described in the Leases, including, without limitation, any wells drilled by the Borrower upon the property described in the Leases.

      The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                           GRANT OF SECURITY INTEREST

      Each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Creditors, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the "Collateral"), including:

          (i) all Accounts;

          (ii) all Chattel Paper;

          (iii) all Copyrights, Patents and Trademarks;

          (iv) all Documents;

          (v) all Equipment;

          (vi) all Fixtures;

          (vii) all General Intangibles;

          (viii) all Goods;

          (ix) all Hydrocarbon Collateral;

          (x) all Instruments;

          (xi) all Inventory;

          (xii) all Investment Property;

          (xiii) all cash or cash equivalents;

          (xiv) all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

          (xv)  all  Deposit   Accounts   with  any  bank  or  other   financial
     institution;

          (xvi) all Commercial Tort Claims listed on Exhibit K hereto;

          (xvii) all Securities Accounts;

          (xviii) all Commodity Accounts;

          (xix) all Assigned Contracts;

          (xx) and all accessions to, substitutions for and replacements, Proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Indebtedness.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Each Grantor represents and warrants to the Secured Creditors that:

     3.1 Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on
Exhibit I, the Administrative Agent will have a fully perfected first priority security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

     3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit B.

     3.3 Principal Location. Such Grantor's mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit B; excluding locations where a Grantor is a lessee with respect to any oil and gas lease, such Grantor has no other places of business except those set forth in Exhibit B.

     3.4 Collateral Locations. All of such Grantor's locations where Collateral is located, excluding locations where a Grantor is a lessee with respect to any oil and gas lease, are listed on Exhibit B. All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VIII(b) of Exhibit B and (ii) at which Inventory or other Collateral is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VIII(c) of Exhibit B.

     3.5 Deposit Accounts, Commodity Accounts and Securities Accounts. All of such Grantor's Deposit Accounts, Commodity Accounts and Securities Accounts as of the Effective Date are listed on Exhibit C.

     3.6 Exact Names. Such Grantor's name in which it has executed this Security Agreement is the exact name as it appears in such Grantor's organizational documents, as amended, as filed with such Grantor's jurisdiction of organization. Such Grantor (other than the Borrower) has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition. In the case of the Borrower, during the past five years, the Borrower has been known by or used those corporate or fictitious name identified in Part II of Exhibit B, and was a party to a merger with Synergy Resources Ltd. on December 19, 2008 in which the Borrower was the surviving entity.

     3.7 Letter-of-Credit Rights and Chattel Paper. Exhibit D lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. All action by such Grantor necessary or desirable to protect and perfect the Administrative Agent's

Lien on each item listed on Exhibit D (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit D, subject only to Liens permitted under Section 4.1(e).

     3.8  Accounts and Chattel Paper.

     (a) The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

     (b) With respect to its Accounts, except as specifically disclosed on the most recent Collateral Report, (i) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to the Administrative Agent; (iii) to such Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor's books and records and any invoices, statements and Collateral Reports with respect thereto; (iv) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and
(v) such Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

     (c) In addition, with respect to all of its Accounts, (i) the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (ii) no payments have been or shall be made thereon except payments immediately delivered to a Deposit Account subject to a Deposit Account Control Agreement, except when such Account is held by a Lender; and
(iii) to such Grantor's knowledge, all Account Debtors have the capacity to contract.

     3.9 Inventory. With respect to any Inventory of the Borrower or any Subsidiary scheduled or listed on the most recent Collateral Report, (a) such Inventory (other than Inventory in transit) is located at one of such Grantor's locations permitted in accordance with Section 4.1(g), (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Administrative Agent, for the benefit of the

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

Administrative Agent and Lenders, and except for Excepted Liens, (d) except as specifically disclosed in the most recent Collateral Report, such Inventory is of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (f) the completion of manufacture, sale or other disposition of such Inventory by the Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such
Grantor is a party or to which such property is subject.

     3.10 Intellectual Property. Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit E. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit I and this Security Agreement (or, if applicable, such short-form intellectual property security agreements as the parties may agree upon) with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests in favor of the Administrative Agent on such Grantor's Patents, Trademarks and Copyrights. Such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary or desirable to protect and perfect the Administrative Agent's Lien on such Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

     3.11 Filing Requirements. As of the Effective Date, none of its Equipment is covered by any certificate of title, except for the vehicles described in
Part I of Exhibit F. None of the Collateral owned by the Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) the vehicles described in Part II of Exhibit F and (b) Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit E. The legal description, county and street address of each property on which any Fixtures are located (excluding locations where a Grantor is a lessee with respect to any oil and gas lease) is set forth in Exhibit G together with the name and address of the record owner of each such property.

     3.12 No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Lenders as the secured party, (b) for financing statements or security agreements entered into in connection with or pursuant to the Existing Credit Agreement and naming the Predecessor Lender as the secured party, and (c) as permitted by Section 4.1(e).

     3.13 Pledged Collateral.

     (a) Exhibit H sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit H as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Lenders hereunder.

Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary is covered by a Securities Account Control Agreement and
(iv) all Pledged Collateral which represents indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

     (b) In addition, (i) none of the Pledged Collateral owned by such Grantor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

     (c) Except as set forth in Exhibit H, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents indebtedness owed to such Grantor is subordinated in right of payment to other indebtedness or subject to the terms of an indenture.

                                   ARTICLE IV
                                    COVENANTS

      From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

     4.1 General.

     (a) Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Administrative Agent, with sufficient copies for each of the Lenders, such reports relating to such Collateral as the Administrative Agent shall from time to time request.

     (b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Administrative Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor's Collateral (1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor's Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to the Administrative Agent promptly upon request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

     (c) Further Assurances. Such Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

     (d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Credit Agreement and the other Loan Documents.

     (e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement, and (ii) Excepted Liens.

     (f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the UCC.

     (g) Locations. Such Grantor will not (i) maintain any Collateral owned by it at any location other than those locations listed on Exhibit B and those locations where such Grantor is a lessee with respect to any oil and gas lease,
(ii)  otherwise  change,  or add to, such locations  without the  Administrative

Agent's prior written consent as required by the Credit Agreement (and if the Administrative Agent gives such consent, such Grantor will concurrently therewith obtain a Collateral Access Agreement for each such location to the extent required by Section 4.13), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit B, other than as permitted by the Credit Agreement.

     (h) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

     4.2 Receivables.

     (a) Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, such Grantor may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

     (b) Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will collect and enforce, at such Grantor's sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.

     (c) Delivery of Invoices. Such Grantor will deliver to the Administrative Agent immediately upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Administrative Agent shall specify.

     (d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Receivable owned by such Grantor exists or if (ii) to the knowledge of such Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, such Grantor will promptly disclose such fact to the Administrative Agent in writing in connection with the inspection by the Administrative Agent of any record of such Grantor relating to such Receivable and in connection with any invoice or report furnished by such Grantor to Administrative Agent relating to such Receivable.

     (e) Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant the Administrative Agent Control of all electronic chattel paper of such Grantor in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

     4.3 Inventory and Equipment.

     (a) Inventory. Such Grantor will do all things necessary to maintain, preserve, protect and keep its Inventory in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business.

     (b) Equipment. Each Grantor represents and warrants to and agrees with the Administrative Agent and Lenders that all of the Equipment is and will be used or held for use in the Grantor's business. Each Grantor shall keep and maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all reasonably necessary replacements thereof. Each Grantor shall promptly inform the Administrative Agent of any material additions to or deletions from the Equipment. Each Grantor shall not permit any Equipment to become a fixture to real property or an accession to other personal property, unless the Administrative Agent has a valid, perfected, and first priority Lien in such real or personal property (or the Grantor's leasehold interest therein). Each Grantor will not, without the Administrative Agent's prior written consent, which consent shall not be unreasonably withheld or delayed, alter or remove any identifying symbol or number on the Equipment. Each Grantor shall not, without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, sell, lease as a lessor, or otherwise dispose of any of the Equipment, except as permitted by the Credit Agreement.

     (c) Titled Vehicles. Such Grantor will give the Administrative Agent notice of its acquisition of any vehicle covered by a certificate of title and upon request by the Administrative Agent (such request to be in the Administrative Agent's sole discretion), each Grantor will cause such Grantor to promptly deliver to the Administrative Agent originals of certificates of title, manufacturer's certificates of origin or other appropriate title documents for all new and used vehicles, trucks, tractors, and trailers owned by such Grantor, together with such executed documentation as the Administrative Agent may request to enable the Administrative Agent to note the Liens in favor of the Lenders thereon.

     4.4 Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Administrative Agent immediately upon execution of this Security Agreement, the originals of all Chattel Paper, Securities and other Instruments, constituting Collateral owned by it (if any then exist), (b) hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent any such Chattel Paper, Securities and Instruments, constituting Collateral, (c) upon the Administrative Agent's request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral and (d) upon the Administrative Agent's request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in the form of Exhibit J hereto (the "Amendment"), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

     4.5 Uncertificated Pledged Collateral. Such Grantor will permit the Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause the Administrative Agent to have and retain Control over such Pledged Collateral.

     4.6 Pledged Collateral.

     (a) Changes in Capital Structure of Issuers. In the case of any issuer that is a direct or indirect Subsidiary of the Borrower, such Grantor will not (i) permit or suffer any issuer of an Equity Interest constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Excepted Liens and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

     (b) Issuance of Additional Securities. In the case of any issuer that is a direct or indirect Subsidiary of the Borrower, such Grantor will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor.

     (c) Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Lenders.

     (d) Exercise of Rights in Pledged Collateral.

          (i) Without in any way  limiting the  foregoing  and subject to clause
     (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral.

          (ii) Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged
     Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

          (iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the "Excluded Payments"): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged

     Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

          (iv) All Excluded Payments and all other distributions in respect of any of the Pledged Collateral owned by such Grantor, whenever paid or made, shall be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement). If directed by Borrower or at the discretion of the Administrative Agent, any cash Excluded Payments may be applied in satisfaction of the Obligations.

     4.7 Intellectual Property.

     (a) Such Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Administrative Agent of any License held by such Grantor and to enforce the security interests granted hereunder.

     (b) Such Grantor shall notify the Administrative Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

     (c) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Administrative Agent prior written notice thereof, and, upon request of the Administrative Agent, such Grantor shall execute and deliver any and all security agreements as the Administrative Agent may request to evidence the Administrative Agent's first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

     (d) Such Grantor shall take all actions necessary or requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor and the Administrative Agent shall determine that such Patent, Trademark or Copyright is not material to the conduct of such Grantor's business.

     (e) Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Administrative Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

     4.8 Commercial Tort Claims. Such Grantor shall promptly, and in any event within two Business Days after the same is acquired by it, notify the Administrative Agent of any commercial tort claim (as defined in the UCC) acquired by it that could reasonably be expected to result in a judgment or settlement in such Grantor's favor and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit J hereto, granting to Administrative Agent a first priority security interest in such Commercial Tort Claim.

     4.9 Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit, it shall promptly, and in any event within two Business Days after becoming a beneficiary, notify the Administrative Agent thereof and cause the issuer and/or confirmation bank to consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent.

     4.10 Federal, State or Municipal Claims. Such Grantor will promptly notify the Administrative Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

     4.11 No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.

     4.12 Insurance. Each Grantor shall maintain insurance in accordance with the requirements of Section 8.07 of the Credit Agreement. All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Administrative Agent. If such Grantor fails to obtain any insurance as required by this Section, the Administrative Agent may obtain such insurance at the Borrower's expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from such Grantor's failure to maintain such insurance or pay any premiums therefor.

     4.13 Collateral Access Agreements. At the request of the Administrative Agent, such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property (other than an oil and gas lease), mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where, in any such case, any Collateral is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent. Such Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.

     4.14 Control Agreements. For each Deposit Account, Securities Account and Commodities Account that such Grantor at any time maintains, such Grantor will, substantially contemporaneously with the opening of such Deposit Account, Securities Account or Commodities Account, pursuant to a Control Agreement in form and substance satisfactory to the Administrative Agent, cause the depository bank that maintains such Deposit Account, securities intermediary that maintains such Securities Account, or commodities intermediary that maintains such Commodities Account, as applicable, to agree to comply at any time with instructions from the Administrative Agent to such depository bank, securities intermediary or commodities intermediary directing the disposition of funds from time to time credited to such Deposit Account, Securities Account or Commodities Account, without further consent of such Grantor, or take such other action as the Administrative Agent may approve in order to perfect the Administrative Agent's security interest in such Deposit Account, Securities Account or Commodities Account. This Section 4.14 shall not apply to Accounts that are maintained by one or more of the Grantors solely and exclusively for the purpose of holding and disbursing funds that are collected by the Grantors, but that are the property of, or represent funds held in trust for, a third party (other than a Secured Creditor).

     4.15 Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored (other than locations where such Grantor is a lessee with respect to any oil and gas lease), or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or
(e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least ten Business Days prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent's security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of the Lenders, in any Collateral), provided that, any new location shall be in the continental U.S.

     4.16 Assigned Contracts. Such Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Administrative Agent of any Assigned Contract held by such Grantor and to enforce the security interests granted hereunder. Such Grantor shall fully perform all of its obligations under each of its Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that such Grantor shall not take any action or fail to take any action with respect to its Assigned Contracts which would cause the termination of an Assigned Contract. Without limiting the generality of the foregoing, such Grantor shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts. Such Grantor shall notify the Administrative Agent and the Lenders in writing, promptly after such Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by it for indemnification under any of its Assigned Contracts, and shall diligently pursue such right and report to the Administrative Agent on all further developments with respect thereto. Such Grantor shall deposit into a Deposit Account subject to a Deposit Account Control Agreement, all amounts received by such Grantor as indemnification or otherwise pursuant to its Assigned Contracts. If such Grantor shall fail after the Administrative Agent's demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, the Administrative Agent may, and at the direction of the Required Lenders shall, directly enforce such right in its own or such Grantor's name and may enter into such settlements or other agreements with respect thereto as the Administrative Agent or the Required Lenders, as applicable, shall determine. In any suit, proceeding or action brought by the Administrative Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, such Grantor shall indemnify and hold the Secured Creditors harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors. All such obligations of such Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against any of the Secured Creditors. Notwithstanding any provision hereof to the contrary, such Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and any Secured Creditor's exercise of any of its rights with respect to the Collateral shall not release such Grantor from any of such duties and obligations. No Secured Creditor shall be obligated to perform or fulfill any of such Grantor's duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

     4.17 Additional Grantors. Each Grantor agrees to cause each Subsidiary that becomes a party to this Security Agreement pursuant to Section 9.15 of the Credit Agreement to become a Grantor for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                                   ARTICLE V
                         EVENTS OF DEFAULT AND REMEDIES

     5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

     (a) Any representation or warranty made by or on behalf of any Grantor under or in connection with this Security Agreement shall be materially false as of the date on which made.

     (b) The breach by any Grantor of any of the terms or provisions of Article IV or Article VII.

     (c) The breach by any Grantor (other than a breach which constitutes an Event of Default under any other Section of this Article V) of any of the terms or provisions of this Security Agreement which is not remedied within ten days after such breach.

     (d) The occurrence of any "Event of Default" under, and as defined in, the Credit Agreement.

     (e) Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Administrative Agent and such Security is properly defined as such under
Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Administrative Agent has entered into a Securities Account Control Agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

     5.2 Remedies.

     (a) Upon the occurrence of an Event of Default, the Administrative Agent may, or at the direction of the Required Lenders, shall, exercise any or all of the following rights and remedies:

          (i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Secured Creditors prior to an Event of Default;

          (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien) when a debtor is in default under a security agreement;

          (iii) give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to such Collateral;

          (iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor's premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

          (v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

     (b) The Administrative Agent, on behalf of the Secured Creditors, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

     (c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Secured Creditors, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

     (d) Until the Administrative Agent is able to affect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the ex parte appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Administrative Agent's remedies (for the benefit of the Secured Creditors), with respect to such appointment without prior notice or hearing as to such appointment.

     (e) Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Indebtedness or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Indebtedness or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

     (f) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

     5.3  Grantor's   Obligations   Upon  Default.   Upon  the  request  of  the
Administrative Agent after the occurrence of a Default and for so long as such Default remains uncured, each Grantor will:

     (a) assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor's premises or elsewhere;

     (b) permit the Administrative Agent, by the Administrative Agent's representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

     (c) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Administrative Agent to consummate a public sale or other disposition of the Pledged Collateral; and

     (d) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Secured Creditors, at any time, and from time to time, promptly upon the Administrative Agent's request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

     5.4 Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Secured Creditors, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor's Inventory directly to any person, including without limitation persons who have previously purchased the Grantor's Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent's rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

                                   ARTICLE VI
                  ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

     6.1 Account Verification. On and after the occurrence of a Default and during its continuation, the Administrative Agent shall have the right at any time at the Grantors' expense to (a) verify the validity, amount or any other material information relating to any Accounts and (b) enforce collection of any such Accounts and to adjust, settle or compromise the amount of payment thereof, all in the same manner as the Grantors.

     6.2 Authorization for Lender to Take Certain Action.

     (a) Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent's sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Indebtedness as provided in Section 7.1, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor's name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor's rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables,
(xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor's name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement, the Credit Agreement or under any other Loan Document.

     (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Secured Creditors, under this Section 6.2 are solely to protect the Administrative Agent's interests in the Collateral and shall not impose any duty upon the
Administrative Agent or any Lender to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Section 6.2(a)(i)-(vi) and Section 6.2(a)(xvi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

     6.3 Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION
6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT.

     6.4 Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

                                  ARTICLE VII
     COLLECTION AND APPLICATION OF RECEIVABLES AND OTHER COLLATERAL PROCEEDS

     7.1 Collection and Application of Receivables and Other Collateral Proceeds. The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default (but not at any other time). If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting collections of such Receivables, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days) be deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Creditors only as provided below in this Section, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Creditors, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Receivables while held by the Collateral Account bank (or by any Grantor in trust for the benefit of the Lenders) shall continue to be collateral security for the Indebtedness of the applicable Grantor and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at the Administrative Agent's election, the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Account established by the relevant Grantor to the payment of the Indebtedness of such Grantor then due and owing, such application to be made as set forth below in this Section. In addition to the rights of the Secured Creditors specified above with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds of Collateral received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Lenders segregated from other funds of such Grantor, and shall, at the request of the Administrative Agent, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Creditors) shall continue to be held as collateral security for all the Indebtedness and shall not constitute payment thereof until applied as provided below in this Section. At any time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds of any Grantor held in any Collateral Account in payment of the Indebtedness of such Grantor in such order as the Administrative Agent may elect in compliance with the Credit Agreement, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for such Indebtedness shall be paid over from time to time by the Administrative Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Indebtedness shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     8.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the any of the Secured Creditors arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of such Secured Creditor as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against any Secured Creditor, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     8.2 Limitation on Administrative Agent's and any Lender's Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each Secured Creditor shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any Secured Creditor shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Secured Creditor, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (i) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral,
(iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or
(xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent's exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 8.2. Without  limitation upon the foregoing,  nothing  contained in this
Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section .

     8.3 Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

     8.4 Lender Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4. The Grantors' obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be Indebtedness payable on demand.

     8.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16, 5.3,
or 8.6 or in Article VII will cause irreparable injury to the Administrative Agent and the Secured Creditors, that the Administrative Agent and Secured Creditors have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Secured Creditors to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

     8.6 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Administrative Agent or the Lenders unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Lenders.

     8.7 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any Secured Creditor to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 12.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Indebtedness have been paid in full.

     8.8 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

     8.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Indebtedness, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the

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

Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     8.10 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Secured Creditors and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Indebtedness or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Secured Creditors, hereunder.

     8.11 Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

     8.12 Taxes and Expenses. Any Taxes (other than Excluded Taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Administrative Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

     8.13 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

     8.14 Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Indebtedness outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Indebtedness have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or supporting Letter of Credit has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Administrative Agent or the Lenders which would give rise to any Indebtedness are outstanding.

     8.15 Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

     8.16 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

     8.17 COLLECTION OF JUDGMENT; WAIVERS.

     (a) SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, EACH GRANTOR HEREBY EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO COLLECTION OF ANY
JUDGMENT, LIEN, ATTACHMENT OR ARBITRATION AWARD AGAINST THE ASSETS AND PROPERTIES OF SUCH GRANTOR.

     (b) EACH GRANTOR HEREBY (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY
COUNTERCLAIM  THEREIN;  (2)  IRREVOCABLY  WAIVES,  TO  THE  MAXIMUM  EXTENT  NOT
PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (3) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GRANTOR FURTHER ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS AND WAIVERS CONTAINED IN THIS SECTION 8.17 ARE MATERIAL INDUCEMENTS FOR ADMINISTRATIVE AGENT AND THE OTHER LENDERS TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT WITHOUT SUCH WAIVERS AND AGREEMENTS ADMINISTRATIVE AGENT AND THE OTHER LENDERS WOULD NOT HAVE ENTERED INTO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT.

     8.18 Indemnity. Each Grantor hereby agrees to indemnify the Secured Creditors, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the any Secured Creditor is a party thereto) imposed on, incurred by or asserted against the Secured Creditors, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the Lenders or any Grantor, and any claim for Patent, Trademark or Copyright infringement).

     8.19 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

     8.20 Lien Absolute. All obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of:

     (a) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Indebtedness, by operation of law or otherwise, or any obligation of any other guarantor of any of the Indebtedness, or any default, failure or delay, willful or otherwise, in the payment or performance of the Indebtedness;

     (b) any lack of validity or enforceability relating to or against the Borrower, any Subsidiary or any other guarantor of any of the Indebtedness, for any reason related to the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, or any Governmental Requirements purporting to prohibit the payment by the Borrower, any Subsidiary or any other guarantor of the Indebtedness of the principal of or interest on the Indebtedness;

     (c) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

     (d) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, including any increase or decrease in the rate of interest thereon;

     (e) any change in the corporate existence, structure or ownership of the Borrower, any Subsidiary or any other guarantor of any of the Indebtedness, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any Subsidiary or any other guarantor of the Indebtedness, or any of their assets or any resulting release of discharge of any obligation of the Borrower, any Subsidiary or any other guarantor or any of the Indebtedness;

     (f) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Indebtedness;

     (g) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Credit Agreement, any other Loan Document, any other agreement or instrument or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of any Grantor; or

     (h) any other act or omission to act or delay of any kind by the Borrower, any Subsidiary, any other guarantor of the Indebtedness, the Administrative Agent, any Secured Creditor or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Grantor's obligations hereunder.

     8.21 Release. Each Grantor consents and agrees that the Administrative Agent may at any time, or from time to time, in its discretion:

     (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Indebtedness in accordance with the terms of the Credit Agreement; and

     (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Administrative Agent in connection with all or any of the Indebtedness; all in such manner and upon such terms as the Administrative Agent may deem proper, and without notice to or further assent from any Grantor, it being hereby agreed that each Grantor shall be and remain bound upon this Security Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Indebtedness may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Indebtedness.

                                   ARTICLE IX
                                     NOTICES

     9.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by certified or registered mail, facsimile transmission, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or
(b) when sent, if sent by facsimile transmission (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit B, and to the Administrative Agent and the Lenders at the addresses set forth in accordance with Section 12.01 of the Credit Agreement.

     9.2 Change in Address for Notices. Each of the Grantors, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

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

                                   ARTICLE X
                            THE ADMINISTRATIVE AGENT

      Community Banks of Colorado, a division of NBH Bank, N.A., has been appointed Administrative Agent for the Secured Creditors hereunder pursuant to the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Creditors to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Credit Agreement. Any successor Administrative Agent appointed pursuant to the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.


                                    GRANTORS:


                                 SYNERGY RESOURCES CORPORATION


                                 By:/s/ Edward Holloway
                                 ---------------------------------------
                                 Name: Edward Holloway
                                 Title: Chief Executive Officer


                                 ADMINISTRATIVE AGENT:

                                 COMMUNITY BANKS OF COLORADO,
                                 as Administrative Agent



                                 By: /s/ Sarah Burchett
                                 ---------------------------------------
                                 Name: Sarah Burchett
                                 Title: Vice President